SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Fidelity Aberdeen Street Trust

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IMPORTANT

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Funds of Fidelity Aberdeen Street Trust

Dear Shareholder:

A special meeting of shareholders of the Fidelity funds mentioned above will be held on October 28, 2016. The purpose of the meeting is to provide you with the opportunity to vote on important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on matters that affect your funds. This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). The proposals have been carefully reviewed by the Board of Trustees of the funds. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

In one of the proposals (Proposal 2), the Trustees of Fidelity Freedom Funds, Fidelity Advisor Freedom Funds, and Fidelity Freedom K® Funds recommend that shareholders of these funds approve a new pricing structure that will reduce the overall expenses that shareholders pay and provide for less fluctuation in fund expenses. If shareholders of each fund approve the new pricing structure, overall expenses for each fund will decrease by at least 0.02% per year compared to a fund’s total annual operating expenses as of March 31, 2016, which reflects an estimated $49 million aggregate expense reduction for fund shareholders relative to expenses as of that date. The new pricing structure would also lead to more stable and predictable total expenses than shareholders experience today. The Trustees recommend that shareholders of these funds vote FOR this proposal.

In addition to approving the new pricing structure, the Trustees also recommend that you vote FOR the election of a Board of Trustees (Proposal 1 for all funds) and AGAINST the proposal submitted by a shareholder of Fidelity Freedom Index 2030 Fund (Proposal 3 for shareholders of that fund only). The following Q&A is provided to assist you in understanding the proposals. The proposals are described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing them in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or on-line instructions.

If you have any questions before you vote, please call Fidelity using the contact information applicable to your funds located in the table in the enclosed Q&A. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Abigail P. Johnson

Chairman

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You are being asked to vote on the following proposals, depending on the funds in which you invest:

1)	To elect a Board of Trustees.

2)	To approve an amended and restated management contract between each fund, except each Fidelity Freedom® Index Fund and Fidelity® Four-in-One Index Fund, and FMR Co., Inc. (FMRC).

3)	For Fidelity Freedom® Index 2030 Fund, a shareholder proposal requesting that the Board of Trustees institute procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.

Has the funds’ Board of Trustees approved each proposal?

Each of the proposals has been carefully reviewed by the Board of Trustees. The Trustees believe that two of the proposals – the election of the Board of Trustees (Proposal 1) and the approval of the amended and restated management contracts (Proposal 2) are in the best interests of shareholders and recommend that you vote FOR these proposals.

The Board of Trustees also carefully considered the proposal submitted by a shareholder of Fidelity Freedom Index 2030 Fund requesting that the Board institute “procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity,” (Proposal 3) and recommends that you vote AGAINST the proposal.

Why is Fidelity proposing that shareholders approve amended and restated management contracts for the Freedom Funds that are subject to Proposal 2?

The Freedom Funds invest in other mutual funds managed by Fidelity. Shareholders of the Freedom Funds are not charged a management fee for their investments in the Freedom Funds. Instead, shareholders of the Freedom Funds pay fees indirectly through their funds’ holdings in the various underlying funds that are managed by Fidelity.

The current structure of the Freedom Funds leads to fluctuations in fund expenses because the fees that a Freedom Fund shareholder pays indirectly will vary depending on the Freedom Fund’s investments in underlying funds. In an effort to achieve more stable and predictable expenses for Freedom Fund shareholders, Fidelity is proposing a new pricing structure that will reduce the overall expenses that Freedom Fund shareholders pay and provide for less fluctuation in fund expenses. Under the new structure, each Freedom Fund will charge shareholders for all of its operating expenses directly, and most expenses that are currently charged by the underlying funds will be eliminated.

How will shareholders of the Freedom Funds benefit from the new pricing structure?

If shareholders of each Freedom Fund approve the new pricing structure, overall expenses for each Freedom Fund will decrease by at least 0.02% per year compared to the Freedom Fund’s total annual operating expenses as of March 31, 2016, which reflects an estimated $49 million aggregate expense reduction for Freedom Fund shareholders relative to expenses as of that date. The new pricing structure would also lead to more stable and predictable total expenses than shareholders experience today.

Under the current structure, a Freedom Fund’s decision to sell one underlying fund and buy another can result in shifting expense levels for that Freedom Fund. For example, if, in response to market conditions, Fidelity allocates more of a Freedom Fund’s assets to underlying funds with higher total expenses, a Freedom Fund shareholder’s overall expenses would increase. Under the new structure, most expenses of the underlying funds are eliminated, so investment decisions would generally not affect the overall expenses that Freedom Fund shareholders pay.

What role does the Board play?

The Trustees serve as the fund shareholders’ representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. The Trustees review fund performance, oversee fund activities, consider fund policy changes, and review contractual arrangements with companies that provide services to the funds.

What is the affiliation of the Board and Fidelity?

The purpose of the Board is to ensure that shareholders’ best interests are protected in the operation of a mutual fund. The proxy statement describes the composition of the trust’s board, including those trustees who are “interested” and those who are “independent.” Trustees are determined to be “interested” by virtue of, among other things, their affiliation with the funds, Fidelity Management & Research Company (FMR), or other entities under common control with FMR. Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each independent Trustee receives a fee for his or her service on the Board. You can find the compensation table, which details these fees, in the proxy statement.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity has hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is August 29, 2016.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing them in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity. Please see the contact information located in the table below for each fund and class, as applicable.

Contact Information for each Fund and Class (as applicable)
Fund or Class	Contact Information
Retail funds and/or classes	1-800-544-8544
Advisor	1-877-208-0098
Fidelity Freedom Index Funds: Institutional Premium Class and Fidelity Freedom K® Funds	1-800-835-5092
Fidelity Freedom Index Funds: Investor Class	1-800-835-5092 (plan accounts) 1-800-544-8544 (all other)

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

ABDN16-PXL-0716 1.9869919.100

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be held on October 28, 2016

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxyvote.com/proxy.

FIDELITY ABERDEEN STREET TRUST

245 Summer Street, Boston, Massachusetts 02210

See Appendix A for contact information.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trust (the trust) will be held at an office of the trust, 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston’s South Station) on October 28, 2016, at 8:30 a.m. Eastern Time (ET). Appendix B contains a list of the funds in the trust (the funds).

The purpose of the Meeting is to consider and act upon the following proposals for the trust, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect a Board of Trustees.

2.	To approve an amended and restated management contract between each fund, except each Fidelity Freedom® Index Fund and Fidelity® Four-in-One Index Fund, and FMR Co., Inc. (FMRC).

3.	For Fidelity Freedom® Index 2030 Fund, a shareholder proposal requesting that the Board of Trustees institute procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.

The Board of Trustees has fixed the close of business on August 29, 2016 as the record date for the determination of the shareholders entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

MARC R. BRYANT

Secretary

August 29, 2016

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts: The person signing should indicate his or her capacity. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
		u/t/d 12/28/78
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card or notice handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card.

3.	Enter the number found in the box on the front of your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

FIDELITY ABERDEEN STREET TRUST

TO BE HELD ON OCTOBER 28, 2016

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Aberdeen Street Trust (the trust) to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on October 28, 2016 at 8:30 a.m. Eastern Time (ET) at 245 Summer Street, Boston, Massachusetts 02210.

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Fund(s)	Page
1.	To elect as Trustees the nominees presented in Proposal 1.	All funds (voting together).	3
2.	To approve an amended and restated management contract between each fund and FMR Co., Inc. (FMRC).	Each fund except each Fidelity Freedom® Index Fund and Fidelity Four-in-One Index Fund.	13
3.	A shareholder proposal requesting that the Board of Trustees institute procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.	Fidelity Freedom® Index 2030 Fund.	16

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about August 29, 2016. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. (D.F. King) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds in the trust. The funds may also arrange to have votes recorded by telephone. D.F. King may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix C.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted at the Meeting.

Appendix B lists each fund’s investment adviser and administrator and their principal business address, as well as each fund’s auditor and fiscal year end. The principal business address of Fidelity Distributors Corporation (FDC), each fund’s principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by the administrator or its affiliates, as listed in Appendix B. The administrator or its affiliates will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust’s receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

One-third of the trust’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

Information regarding the number of shares of each fund and class, if applicable, of the trust issued and outstanding is provided in Appendix D.

Information regarding record and/or beneficial ownership of each fund and class, as applicable, is included in Appendix E.

Certain shares are registered to Fidelity Management & Research Company (FMR) or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on August 29, 2016 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of each fund’s annual and/or semiannual reports, if available, call the applicable contact number noted in Appendix A, visit Fidelity’s web sites at www.fidelity.com, institutional.fidelity.com, or www.401k.com, as applicable, or write to FDC at 100 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares voted in person or by proxy. Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the applicable fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Approval of Proposal 3 requires the affirmative vote of a majority of the shares voted in person or by proxy of the applicable fund. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect. With respect to Proposals 2 and 3, votes to ABSTAIN and broker non-votes will have the same effect as votes casted against the proposal.

PROPOSAL 1

TO ELECT A BOARD OF TRUSTEES

The purpose of this proposal is to elect a Board of Trustees. All nominees are currently Trustees or Advisory Board Members of the trust. Appendix F lists the length of service of each nominee with respect to the trust. Certain nominees were previously elected by shareholders to serve as Trustees, while other nominees were initially appointed by the Trustees and have not yet been elected by shareholders. An Independent Trustee recommended Mark A. Murray, and an executive officer of Fidelity Investments recommended Jennifer Toolin McAuliffe.

Except for Mr. Murray and Ms. McAuliffe, each of the nominees oversees 244 funds. Mr. Murray and Ms. McAuliffe oversee 191 funds. If elected, each Trustee will oversee 244 funds.

The nominees you are being asked to elect as Trustees of the funds are as follows:

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience**

Abigail P. Johnson (1961)

Chairman of the Board of Trustees (since 2014)

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Ms. McAuliffe also serves as Trustee of other Fidelity funds. Ms. McAuliffe previously served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

*	Each nominee has been determined to be “interested” by virtue of, among other things, her affiliation with the trust or various entities under common control with FMR.

**	The information above includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee’s qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience**

Elizabeth S. Acton (1951)

Ms. Acton also serves as Trustee of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity funds (2013-2016).

Name, Year of Birth; Principal Occupations and Other Relevant Experience**

John Engler (1948)

Mr. Engler also serves as Trustee of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Vice Chairman of the Independent Trustees (since 2015)

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Mr. Kenneally also serves as Trustee of other Fidelity funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Name, Year of Birth; Principal Occupations and Other Relevant Experience**

Marie L. Knowles (1946)

Chairman of the Independent Trustees (since 2015)

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2012-2015).

Mark A. Murray (1954)

Mr. Murray also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

**	The information above includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

As of June 30, 2016, the nominees, Trustees and officers of the trust and each fund owned, in the aggregate, less than 1% of each fund’s outstanding shares.

During the period March 1, 2015 through June 30, 2016, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

Appendix F shows the composition of the Board of Trustees of the Trust and the length of service of each Trustee (see Appendix B for a list of each fund’s fiscal year end). During the fiscal years ended February 29, 2016 and March 31, 2016, the Board of Trustees met seven and eight times, respectively. Following the election, it is expected each fund’s Board will include two Interested Trustees and nine Independent Trustees, and will meet at least six times a year at regularly scheduled meetings. For additional information about the committees of the funds’ Trustees, refer to the section entitled “Board Structure and Oversight Function and Standing Committees of the Trust’s Current Trustees.”

The dollar range of equity securities beneficially owned as of June 30, 2016 by each Trustee and Advisory Board Member in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix G.

Trustee compensation information for each fund is included in Appendix H.

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND

STANDING COMMITTEES OF THE TRUST’S CURRENT TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee, respectively. The funds do not hold annual shareholder meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds’ Board oversees Fidelity’s investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity’s high income, sector and other equity funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The Board, acting through its committees, has charged the adviser and FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through the adviser, FMR and its affiliates, and other service providers, the funds’ exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under Securities and Exchange Commission (SEC) regulations for money market funds. Appropriate personnel, including but not limited to the funds’ Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the funds’ Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of Fidelity’s risk management program for the Fidelity funds.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Ms. Knowles currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and the adviser and between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and the adviser and between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with the adviser or FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds’ CCO. The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions;

(ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO’s compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal years ended February 29, 2016 and March 31, 2016, the committee held 11 and 12 meetings, respectively.

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an “audit committee financial expert” as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds’ Treasurer, with the funds’ Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds’ outside auditors, and with the funds’ CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds’ service providers (to the extent such controls impact the funds’ financial statements); (ii) the funds’ auditors and the annual audits of the funds’ financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund’s financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds’ service providers’ internal controls and reviews the adequacy and effectiveness of the service providers’ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds’ ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds’ or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds’ financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds’ financial reporting process from the funds’ Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds’ Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds’ outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds’ financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds’ major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal years ended February 29, 2016 and March 31, 2016, the committee held five and six meetings, respectively.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Johnson currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal years ended February 29, 2016 and March 31, 2016, the committee held four and five meetings, respectively.

The Governance and Nominating Committee is composed of Ms. Knowles (Chair) and Messrs. Johnson (Vice Chair) and Kenneally. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds’ or the Board of Trustees’ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the funds’ expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of the adviser, FMR and their respective affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds’ complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal years ended February 29, 2016 and March 31, 2016, the committee held eight and nine meetings, respectively. A current copy of the Governance and Nominating Committee Charter is available at http://www.fidelity.com and is attached as Appendix I.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) or Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, Deloitte Entities), have been selected as the independent registered public accounting firms for each fund, as indicated in Appendix B. PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, have confirmed to the trust’s Audit Committee that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firms examine annual financial statements for the funds and provide other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the applicable independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds (Fund Service Providers) that relate directly to the operations and financial reporting of the trust (Covered Service) are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee; or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust (Non-Covered Service) are reported to the Audit Committee on a periodic basis.

The trust’s Audit Committee has considered non-audit services that were not pre-approved and that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

Appendix J presents fees billed by PwC and Deloitte Entities in each of the last two fiscal years for services rendered to the funds.

Appendix K presents fees billed by PwC and Deloitte Entities that were required to be approved by the trust’s Audit Committee for services that relate directly to the operations and financial reporting of the funds and that are rendered on behalf of Fund Service Providers.

Appendix L presents the aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds.

There were no non-audit services approved or required to be approved by the trust’s Audit Committee pursuant to the “de minimis” exception during the funds’ last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

OFFICERS OF THE TRUST

The executive officers of the trust include: Marc R. Bryant, Jeffrey S. Christian, Jonathan Davis, Adrien E. Deberghes, Stephanie J. Dorsey, Howard J. Galligan III, Scott C. Goebel, Colm A. Hogan, Chris Maher, John F. Papandrea, Jason P. Pogorelec, Nancy D. Prior, Stacie M. Smith, Renee Stagnone, Linda J. Wondrack, and Derek L. Young. Additional information about the executive officers of the trust can be found in the following table.

The executive officers hold office without limit in time, except that any officer may resign, or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity’s Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Year of Birth; Principal Occupation

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity’s Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity funds (2008-2009).

Name, Year of Birth; Principal Occupation

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2016

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (U.K.) Inc. (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of certain Fidelity® funds (2014-2016) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Derek L. Young (1964)

Year of Election or Appointment: 2009

Vice President of Fidelity’s Asset Allocation Funds

Mr. Young also serves as an officer of other funds. He is a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2016-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of FIAM LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Trustee of certain funds (2012-2015), President of Strategic Advisers, Inc. (2011-2015), Chief Investment Officer of GAA (2009-2011), and as a portfolio manager.

The Board of Trustees unanimously recommends that shareholders vote FOR Proposal 1.

PROPOSAL 2

TO APPROVE AN AMENDED AND RESTATED MANAGEMENT CONTRACT FOR:

FIDELITY ADVISOR FREEDOM 2005 FUND, FIDELITY ADVISOR FREEDOM 2010 FUND, FIDELITY ADVISOR FREEDOM 2015 FUND, FIDELITY ADVISOR FREEDOM 2020 FUND, FIDELITY ADVISOR FREEDOM 2025 FUND, FIDELITY ADVISOR FREEDOM 2030 FUND, FIDELITY ADVISOR FREEDOM 2035 FUND, FIDELITY ADVISOR FREEDOM 2040 FUND, FIDELITY ADVISOR FREEDOM 2045 FUND, FIDELITY ADVISOR FREEDOM 2050 FUND, FIDELITY ADVISOR FREEDOM 2055 FUND, FIDELITY ADVISOR FREEDOM 2060 FUND, FIDELITY ADVISOR FREEDOM INCOME FUND, FIDELITY FREEDOM 2005 FUND, FIDELITY FREEDOM 2010 FUND, FIDELITY FREEDOM 2015 FUND, FIDELITY FREEDOM 2020 FUND, FIDELITY FREEDOM 2025 FUND, FIDELITY FREEDOM 2030 FUND, FIDELITY FREEDOM 2035 FUND, FIDELITY FREEDOM 2040 FUND, FIDELITY FREEDOM 2045 FUND, FIDELITY FREEDOM 2050 FUND, FIDELITY FREEDOM 2055 FUND, FIDELITY FREEDOM 2060 FUND, FIDELITY FREEDOM INCOME FUND, FIDELITY FREEDOM K® 2005 FUND, FIDELITY FREEDOM K® 2010 FUND, FIDELITY FREEDOM K® 2015 FUND, FIDELITY FREEDOM K® 2020 FUND, FIDELITY FREEDOM K® 2025 FUND, FIDELITY FREEDOM K® 2030 FUND, FIDELITY FREEDOM K® 2035 FUND, FIDELITY FREEDOM K® 2040 FUND, FIDELITY FREEDOM K® 2045 FUND, FIDELITY FREEDOM K® 2050 FUND, FIDELITY FREEDOM K® 2055 FUND, FIDELITY FREEDOM K® 2060 FUND, AND FIDELITY FREEDOM K® INCOME FUND

(FOR PURPOSES OF THIS PROPOSAL 2, EACH A FREEDOM FUND)

Introduction. The Freedom Funds invest in other mutual funds managed by Fidelity. Shareholders of the Freedom Funds are not charged a management fee for their investments in the Freedom Funds. Instead, shareholders of the Freedom Funds pay fees indirectly through their funds’ holdings in the various underlying funds that are managed by Fidelity.

The current structure of the Freedom Funds leads to fluctuations in fund expenses because the fees that a Freedom Fund shareholder pays indirectly will vary depending on the Freedom Fund’s investments in underlying funds. In an effort to achieve more stable and predictable expenses for Freedom Fund shareholders, Fidelity is proposing a new pricing structure that will reduce the overall expenses that Freedom Fund shareholders pay and provide for less fluctuation in fund expenses. Under the new structure, each Freedom Fund will charge shareholders for all of its operating expenses directly, and most expenses that are currently charged by the underlying funds will be eliminated.

If shareholders of each Freedom Fund approve the new pricing structure, overall expenses for each Freedom Fund will decrease by at least 0.02% per year compared to the Freedom Fund’s total annual operating expenses as of March 31, 2016, which reflects an estimated $49 million aggregate expense reduction for Freedom Fund shareholders relative to expenses as of that date. The new pricing structure would also lead to more stable and predictable total expenses than shareholders experience today. Under the current structure, a Freedom Fund’s decision to sell one underlying fund and buy another can result in shifting expense levels for that Freedom Fund. For example, if, in response to market conditions, Fidelity allocates more of a Freedom Fund’s assets to underlying funds with higher total expenses, a Freedom Fund shareholder’s overall expenses would increase. Under the new structure, most expenses of the underlying funds are eliminated, so investment decisions would generally not affect the overall expenses that Freedom Fund shareholders pay.

To implement this new structure, Fidelity has proposed that each Freedom Fund’s shareholders adopt an amended and restated management contract with FMRC (each a New Advisory Contract, and collectively, the New Advisory Contracts). The Board of Trustees, including the Independent Trustees, has approved, and recommends that shareholders of each Freedom Fund approve the New Advisory Contracts with FMRC. If shareholders of one of the Freedom Funds do not approve its New Advisory Contract, the Current Advisory Contracts for all of the Freedom Funds will remain in effect. If shareholders of the Freedom Funds approve the New Advisory Contracts with FMRC and the funds implement the new pricing structure, Fidelity intends to seek approval by the trust’s Board of Trustees to merge each Fidelity Freedom K® Fund into a newly registered class of its corresponding Freedom retail fund.

New Advisory Contracts. Each New Advisory Contract adds: (i) a provision establishing the management fee payable by the Freedom Fund; (ii) a provision stating that in the case of initiation or termination of the New Advisory Contract during any month, the fee for that month will be reduced proportionately on the basis of the number of days which it is in effect, and the fee will be determined based on the average net assets for the business days it is in effect for that month; and (iii) a provision stating that in the event that the Freedom Fund issues additional classes of shares, the New Advisory Contract may be modified by mutual consent of the parties to set forth the management fee to be paid with respect to the additional classes of shares. Under the New Advisory Contract, any differences in the management fees of a fund’s classes will not be the result of any differences in advisory fees related to the management of the fund’s assets and any increase in the management fee for a class will require approval by the shareholders of that class. The New Advisory Contracts also state the expenses related to the operation of the Freedom Funds will be paid by the Freedom Fund and FMRC.

Under each New Advisory Contract, a Freedom Fund’s management fee will be set each fiscal year based on a defined fee schedule in which the management fee paid by the Freedom Fund declines as the Freedom Fund approaches the target year indicated in its name and then will continue to decline for a period after the target year is reached.

Current Management Fees. Under the current management contracts (each a Current Advisory Contract and collectively, the Current Advisory Contracts), the Freedom Funds do not pay a management fee to FMRC. The total management fee paid by each fund for the fiscal year ended March 31, 2016 was $0.

Comparison of Management Fees. With respect to each Freedom Fund, Appendix M shows the aggregate amount paid to FMRC under of the Current Advisory Contract for the fiscal year ended March 31, 2016, the amount FMRC would have been paid for the period if the New Advisory Contract had been in effect, and the difference between the two, expressed as a percentage of the aggregate amount paid under the Current Advisory Contract. Appendix N contains an example for each Freedom Fund comparing the costs of investing under the Current Advisory Contract and the New Advisory Contract.

Proposed Amendments to Current Advisory Contracts. A copy of the form of the New Advisory Contract is included as Appendix O. Except for the changes discussed above, the form of New Advisory Contracts is substantially identical to the Current Advisory Contracts. For a detailed discussion of the Current Advisory Contracts, please refer to the section entitled “Current Advisory Contracts.” If this proposal is approved by shareholders, the New Advisory Contracts will take effect the first day of the first month following approval or at a later time as FMRC may deem appropriate under the circumstances, and will remain in effect through September 30, 2017, assuming the Current Advisory Contracts are renewed by the Board of Trustees for another year, and thereafter, but only as long as their continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each Freedom Fund. If the New Advisory Contracts are not approved by the Freedom Funds’ shareholders, the Current Advisory Contracts will continue in effect through September 30, 2017, assuming the Current Advisory Contracts are renewed by the Board of Trustees for another year, and thereafter only as long as their continuance is approved at least annually as above. Approval of the new pricing structure for the Freedom Funds requires that shareholders of each Freedom Fund approve that Freedom Fund’s New Advisory Contract.

Impact of Adding a Management Fee. If the proposal is approved, the Adviser will receive a management fee, payable monthly by each class of each Freedom Fund as soon as practicable after the last day of each month at a specific annual rate for each class. The New Advisory Contract provides the annual rate for each class of each of the Freedom Funds as shown in Appendix O. The annual rate is set by referring to a Freedom Fund’s target date such that the fund’s management fees are reduced as the fund approaches, and then passes, its target date. Currently, FMRC pays all of the operating expenses of the Freedom Funds, except 12b-1 fees, Independent Trustee expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses). Under the New Advisory Contracts, FMRC or an affiliate undertakes to pay all operating expenses of the Freedom Funds, except taxes, Independent Trustee expenses, brokerage fees and commissions, redemption fees and other shareholder charges associated with investments in other mutual funds, interest expenses, 12b-1 fees (if any), expenses of printing and mailing proxy materials, expenses incidental to holding shareholder meetings, and extraordinary expenses (such as litigation expenses). The services to be provided under the New Advisory Contracts are the same as the services currently provided under the Current Advisory Contracts. For information about the services provided under the Current Advisory Contracts, please refer to the section entitled “Current Advisory Contracts.”

If the proposal is approved, the increase in each Freedom Fund’s management fee will be more than offset by the decrease in the Freedom Fund’s acquired fund fees and expenses. Acquired fund fees and expenses reflect the Freedom Fund’s investment in shares of the underlying Fidelity funds. The Boards of Trustees of the underlying funds have approved new management contracts, sub-advisory agreements, transfer agent agreements, and pricing and bookkeeping agreements for the underlying funds (collectively, the New Underlying Fund Contracts), which will go into effect if this proposal is approved by the Freedom Funds’ shareholders as described in this proxy statement. The New Underlying Fund Contracts state that the underlying funds will no longer pay any operating expenses, except 12b-1 fees, interest and taxes, brokerage commissions, independent trustee expenses, custodian fees, expenses related to proxy solicitations, and extraordinary expenses (such as litigation expenses). Together, these fees are expected to be 0.01% or less for each underlying fund. As a result, it is expected that once the New Underlying Fund Contracts go into effect, the Freedom Funds’ acquired fund fees and expenses will be mostly eliminated, with the exceptions noted above. The combined effect of the pricing changes will decrease the total expenses for each Freedom Fund by at least 0.02% annually relative to each Freedom Fund’s expenses as of March 31, 2016. Appendix P shows each Freedom Fund’s total annual operating expenses as of March 31, 2016, each Freedom Fund’s expected total annual operating expenses if the proposal is approved, and the expense reduction.

Fidelity expects that the reallocation of expenses from the underlying funds to the Freedom Funds will result in more stable total expenses for the Freedom Funds. Today, investment decisions may result in shifting expense levels for the funds. Under the New Advisory Contracts, investment decisions will not impact total expenses because all of the underlying funds will not charge a management fee and most of the expenses associated with the underlying funds will be borne by FMRC.

Matters Considered By the Board.

At its July 2016 meeting, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve the New Advisory Contract to add a management fee payable by each Freedom Fund. The Board considered that each fund’s New Advisory Contract will not take effect unless the New Advisory Contracts for all of the Freedom Funds are approved by the funds’ respective shareholders.

The Board noted that, under the Freedom Fund’s Current Advisory Contract, the Freedom Funds do not pay a management fee to FMRC. Instead, the Board noted that each Freedom Fund currently indirectly incurs a portion of the management fee and other expenses of each underlying fund in which the Freedom Fund invests and that such expenses are currently reflected in the Freedom Fund’s expense ratio as acquired fund fees and expenses. The Board considered that, under the Freedom Fund’s New Advisory

Contract, each class or each fund, as applicable, will pay a monthly management fee to FMRC at an annual rate for the class or the fund, as applicable.

The Board considered that the increase in each Freedom Fund’s management fee under the New Advisory Contract will result in the Freedom Fund’s management fee rate ranking above the median of the management fee rates of its competitor funds based on the competitive mapped group data provided to the Board in July 2016 in connection with its consideration of the annual renewal of the Current Advisory Contract. However, the Board considered that the increase in management fees under the New Advisory Contract will be offset by a decrease in each Freedom Fund’s acquired fund fees and expenses as a result of fee reductions under the New Underlying Fund Contracts, which will go into effect if the New Advisory Contracts for all of the Freedom Funds are approved. The Board noted that, once the New Underlying Fund Contracts take effect, the underlying funds will no longer pay any operating expenses, except 12b-1 fees, interest and taxes, brokerage commissions, independent trustee expenses, custodian fees, expenses related to proxy solicitations, and extraordinary expenses (such as litigation expenses), and, thus, the Freedom Funds’ acquired fund fees and expenses will be significantly reduced. The Board noted that, as a result, the increased management fee and decreased acquired fund fees and expenses are expected to have the combined effect of reducing the total expenses incurred by shareholders of each Freedom Fund by at least 0.02%. After approving the New Advisory Contracts and implementing the New Underlying Fund Contracts, each Freedom retail fund’s and each Freedom K fund’s total expense ratio, including acquired fund fees and expenses, is expected to continue to rank below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure. In addition, the total expense ratio of each class of each Advisor Freedom fund, including acquired fund fees and expenses, is expected to maintain the same relationship to the competitive peer group medians presented to the Board at its July 2016 meeting in connection with the Board’s consideration of the annual renewal of the Current Advisory Contracts. The Board also noted that, once the New Underlying Fund Contracts take effect, the Freedom Funds’ total expense ratios are expected to be more predictable because all the underlying funds will be priced similarly and, thus, the Freedom Funds’ investment decisions will not result in shifting expense levels.

The Board considered that the approval of the New Advisory Contracts will not result in any changes to (i) the investment process or strategies employed in the management of the Freedom Funds’ assets; (ii) the nature, extent and quality of services provided to each Freedom Fund; or (iii) the day-to-day management of each Freedom Fund and the personnel primarily responsible for such management. The Board noted that, under the Current Advisory Contracts, FMRC or an affiliate undertakes to pay all operating expenses of the Freedom Funds, except 12b-1 fees, Independent Trustee expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses). The Board considered that the New Advisory Contracts provide that FMRC or an affiliate undertakes to pay all operating expenses of the Freedom Funds, except 12b-1 fees, Independent Trustee expenses, interest, taxes, brokerage expenses, expenses related to proxy solicitations, and extraordinary expenses (such as litigation expenses).

The Board did not consider the costs of the services and profitability to Fidelity or whether there have been economies of scale in respect of the management of the Fidelity funds (including the Freedom Funds) to be material factors in approving the New Advisory Contracts because the new fee arrangements have not yet been implemented. The Board noted however that it is evaluating such information in connection with its consideration of the annual renewal of the Current Advisory Contracts at its September 2016 meeting and that it will consider these factors in connection with future renewals of the New Advisory Contracts, if approved.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the nature, extent and quality of services provided to each Freedom Fund should continue to benefit shareholders of each Freedom Fund, that the management fee structures under the New Advisory Contracts are fair and reasonable, and that each Freedom Fund’s New Advisory Contract should be approved.

The Board of Trustees unanimously recommends that shareholders vote FOR Proposal 2. If the proposal is not approved by shareholders of each Freedom Fund, each Freedom Fund’s Current Advisory Contract will remain in effect. If shareholders of the Freedom Funds approve the New Advisory Contracts with FMRC and the funds implement the new pricing structure, Fidelity intends to seek approval by the trust’s Board of Trustees to merge each Fidelity Freedom K® Fund into a newly registered class of its corresponding Freedom retail fund.

PROPOSAL 3

(FIDELITY FREEDOM INDEX 2030 FUND ONLY)

SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD OF TRUSTEES INSTITUTE

“PROCEDURES TO PREVENT HOLDING INVESTMENTS IN COMPANIES THAT, IN

MANAGEMENT’S JUDGMENT, SUBSTANTIALLY CONTRIBUTE TO GENOCIDE OR

CRIMES AGAINST HUMANITY”

Certain shareholders of Fidelity Freedom® Index 2030 Fund (the Fund) have advised the Fund that they intend to present the following shareholder proposal at the Meeting. For the reasons set forth after the proposal, the Board of Trustees recommends a vote “AGAINST” the proposal. The Fund is not responsible for the contents of the proposal or the supporting statements. The Fund will provide the names, addresses, and shareholdings (to the Fund’s knowledge) of the proponents of a shareholder proposal upon written request sent to the Secretary of the Fund, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210, or by calling 1-617-563-9021.

Proposal

WHEREAS:

We believe that:

1.	Investors do not want their investments to help fund genocide.

a)	While reasonable people may disagree about socially responsible investing, few want their investments to help fund genocide.

b)	KRC Research’s 2010 study showed that 88% of respondents want their mutual funds to be genocide-free.

c)	Millions of Fidelity investors have voted for genocide-free investing proposals, submitted by supporters of Investors Against Genocide, despite active management opposition. As many as 29% of Fidelity shareholders voted in favor in 2013 and 31% in 2008.

d)	In 2012, a genocide-free investing proposal at an ING mutual fund passed decisively, 59.8% to 10.7% with 29.5% abstaining.

2.	The example of PetroChina shows that current policies do not adequately support genocide-free investing because Fidelity and the funds it manages:

a)	Are large and long-term investors of PetroChina. PetroChina, through its controlling shareholder, China National Petroleum Company, is Sudan’s largest business partner, thereby helping fund ongoing government-sponsored genocide and crimes against humanity.

b)	Unnecessarily expose shareholders to the significant financial, operational and reputational risks of the China National Petroleum group’s operations in areas affected by genocide and mass atrocities.

c)	Actively opposed earlier shareholder requests for genocide-free investing.

d)	Continued to buy shares of problem companies even after becoming aware of the investments’ connection to genocide in the Darfur region of Sudan.

e)	Claimed to have a policy addressing extreme human rights issues, but has taken no action to avoid problem investments.

f)	Made investments in PetroChina that, while legal, are inconsistent with U.S. sanctions explicitly prohibiting transactions relating to Sudan’s petroleum industry.

3.	Individuals, through ownership of shares of Fidelity funds, may inadvertently invest in companies that help support genocide. With no policy to prevent these investments, Fidelity may at any time add or increase holdings in problem companies.

4.	No sound reasons prevent having a genocide-free investing policy because:

a)	Ample alternative investments exist.

b)	Avoiding problem companies need not have a significant effect on investment performance, as shown in Gary Brinson’s classic asset allocation study.

c)	Only a handful of Fidelity’s U.S. funds would be affected, because most of Fidelity’s holdings of problem companies such as PetroChina are by Fidelity funds sold outside the U.S.

d)	Appropriate disclosure can address any legal concerns regarding the exclusion of problem companies.

e)	Management can easily obtain independent assessments to identify companies connected to genocide.

f)	Other large financial firms such as T. Rowe Price and TIAA-CREF have avoided investments connected to genocide by divesting problem companies such as PetroChina.

5.	Investor action can influence foreign governments, as in South Africa. Similar action on Talisman Energy helped end the conflict in South Sudan.

RESOLVED:

Shareholders request that the Board institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

Statement of Opposition

The Fund’s adviser seeks to achieve the best investment results for the Fund consistent with its stated investment policies. In doing so, the adviser is obligated to limit the Fund’s investments to holdings that are lawful under the laws of the United States. The Fidelity Funds’ Board of Trustees has procedures in place to review the adviser’s performance as investment adviser to the Funds, including the Fund’s compliance with all applicable laws.

United States law prohibits investments in companies owned or controlled by the government of Sudan. The adviser is committed to complying fully with these investment sanctions and any additional investment sanctions that the United States government might enact with respect to companies doing business in Sudan or any other country.

The Fidelity Funds’ Board of Trustees recognizes and respects that investors, including those investing in the Fund, have other investment opportunities open to them should they wish to avoid investments in certain companies or countries. Shareholders of the Fund, however, choose to invest based on its specific stated investment policies. If adopted, this proposal would limit investments by the Fund that would be lawful under the laws of the United States. For this reason, the Board of Trustees recommends that you vote AGAINST this proposal.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMRC

FMRC is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments and certain asset allocation and target date funds.

Information concerning the average net assets and advisory fees of funds with similar investment objectives to each of the Fidelity Advisor Freedom funds, Fidelity Freedom retail funds, and Fidelity Freedom K® funds, and advised by FMRC is included in the Table of Average Net Assets and Advisory Fees in Appendix Q.

The Directors of FMRC are Abigail P. Johnson, Chairman of the Board; Peter S. Lynch, Vice Chairman; and John J. Remondi. Ms. Johnson is also a Trustee of other funds advised by FMR; Chairman of the Board, President, Chief Executive Officer, Vice Chairman, and a Director of FMR LLC and Chairman of the Board and a Director of FMR. Mr. Lynch is also Vice Chairman and a Director of FMR and a member of the Advisory Board of other funds advised by FMR. Mr. Remondi is also a Director of FMR, Fidelity Research & Analysis Company (FRAC), and Fidelity Investments Money Management, Inc. (FIMM), and Director and Executive Vice President of FMR LLC. Each of the Directors is a stockholder of FMR LLC. The principal business address of the Directors is 245 Summer Street, Boston, Massachusetts 02210.

CURRENT ADVISORY CONTRACTS

Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Advisor Freedom 2045 Fund, Fidelity Advisor Freedom 2050 Fund, Fidelity Advisor Freedom 2055 Fund, Fidelity Advisor Freedom 2060 Fund (each a Fidelity Advisor Freedom Fund and collectively, the Fidelity Advisor Freedom Funds), Fidelity Freedom Income Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, Fidelity Freedom 2040 Fund, Fidelity Freedom 2045 Fund, Fidelity Freedom 2050 Fund, Fidelity Freedom 2055 Fund, and Fidelity Freedom 2060 Fund (each a Fidelity Freedom Retail Fund and collectively, the Fidelity Freedom Retail Funds)

Each Fidelity Advisor Freedom Fund and each Fidelity Freedom Retail Fund has entered into a Current Advisory Contract with FMRC, pursuant to which FMRC furnishes investment advisory and other services.

Management Services. Under the terms of its Current Advisory Contract with each Fidelity Advisor Freedom Fund and each Fidelity Freedom Retail Fund, FMRC acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMRC is authorized, in its discretion, to allocate each fund’s assets among the underlying Fidelity funds in which the fund may invest. FMRC also provides each fund with all necessary office facilities and personnel for servicing the fund’s investments and compensates all personnel of each fund or FMRC performing services relating to research, statistical and investment activities.

FMRC in turn has entered into administration agreements with FMR on behalf of each Fidelity Advisor Freedom Fund and each Fidelity Freedom Retail Fund. Under the terms of each administration agreement, FMR or its affiliates provide the management and administrative services (other than investment advisory services) necessary for the operation of each fund. These services include providing facilities for maintaining each fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund’s records and the registration of each fund’s shares under federal securities laws and making necessary filings under state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of each Fidelity Advisor Freedom Fund’s and each Fidelity Freedom Retail Fund’s Current Advisory Contract, FMRC, either itself or through an affiliate, is responsible for payment of all operating expenses of each Fidelity Advisor Freedom Fund or each class thereof, as applicable, and each Fidelity Freedom Retail Fund with certain exceptions. Under the terms of each administration agreement, FMR pays all management and administrative expenses (other than investment advisory expenses) for which FMRC is responsible. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian and auditor, and each fund’s proportionate share of insurance premiums and Investment Company Institute dues. Each administration agreement further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund’s transfer agent agreement, the transfer agent bears these costs. In addition, FMR compensates all officers of each fund and all Trustees who are interested persons of the trust, FMRC, or FMR. FMR also is responsible for the payment of any fees associated with transfer agency services, pricing and bookkeeping services, and the cost of administration of each fund’s securities lending program.

Each fund pays the following expenses: fees and expenses of the Independent Trustees, interest on borrowings, taxes, brokerage commissions (if any), shareholder charges (if any) associated with investing in the underlying Fidelity funds, and such non-recurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.

Management Fees. Each Fidelity Advisor Freedom Fund and each Fidelity Freedom Retail Fund does not pay a management fee to FMRC.

FMR receives no fee for the services provided under each administration agreement and pays all other expenses of each fund with limited exceptions.

FMR may, from time to time, voluntarily reimburse all or a portion of each fund’s operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.

For each of the Fidelity Advisor Freedom Funds, the Adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the rates shown in Appendix R. Voluntary arrangements may be discontinued at any time.

Distribution Agreement. Each Fidelity Advisor Freedom Fund and each Fidelity Freedom Retail Fund also has a distribution agreement with FDC, an affiliate of FMRC and FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA). Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMRC or FMR.

Appendix S includes the sales charge revenue collected and retained by FDC and fees FDC received from each Fidelity Advisor Freedom Fund pursuant to Distribution and Service Plans under Rule 12b-1 for the fiscal year ended March 31, 2016.

FDC received no payments from the Institutional Class of each Fidelity Advisor Freedom Fund pursuant to Distribution and Service Plans under Rule 12b-1. The Plans do not authorize payments by the funds other than those that are to be made to FMR under their Current Advisory Contracts.

CURRENT ADVISORY CONTRACTS

Fidelity Freedom K® Income Fund, Fidelity Freedom K® 2005 Fund, Fidelity Freedom K® 2010 Fund, Fidelity Freedom K® 2015 Fund, Fidelity Freedom K® 2020 Fund, Fidelity Freedom K® 2025 Fund, Fidelity Freedom K®2030 Fund, Fidelity Freedom K® 2035 Fund, Fidelity Freedom K® 2040 Fund, Fidelity Freedom K® 2045 Fund, Fidelity Freedom K® 2050 Fund, Fidelity Freedom K® 2055 Fund, and Fidelity Freedom K® 2060 Fund (each a Fidelity Freedom K® Fund and collectively, the Freedom K® Funds)

Each Fidelity Freedom K® Fund has entered into a Current Advisory Contract with FMRC, pursuant to which FMRC furnishes investment advisory and other services.

Management Services. Under the terms of its Current Advisory Contract with each fund, FMRC acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMRC is authorized, in its discretion, to allocate each fund’s assets among the underlying Fidelity funds in which the fund may invest. FMRC also provides each fund with all necessary office facilities and personnel for servicing the fund’s investments and compensates all personnel of each fund or FMRC performing services relating to research, statistical and investment activities.

FMRC in turn has entered into administration agreements with FMR on behalf of each Fidelity Freedom K® Fund. Under the terms of each administration agreement, FMR or its affiliates provide the management and administrative services (other than investment advisory services) necessary for the operation of each Fidelity Freedom K® Fund. These services include providing facilities for maintaining each fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund’s records and the registration of each fund’s shares under federal securities laws and making necessary filings under state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of each Fidelity Freedom K® Fund’s Current Advisory Contract, FMRC, either itself or through an affiliate, is responsible for payment of all operating expenses of each Fidelity Freedom K® Fund with certain exceptions. Under the terms of each administration agreement, FMR pays certain management and administrative expenses (other than investment advisory expenses) for which FMRC is responsible. FMR compensates all officers of each fund and all Trustees who are interested persons of the trust, FMRC, or FMR. FMR also pays all fees associated with pricing and bookkeeping services and the cost of administration of each Fidelity Freedom K® Fund’s securities lending program.

Each Fidelity Freedom K® Fund pays the following expenses: fees and expenses of the Independent Trustees, interest on borrowings, taxes, brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments (if any), transfer agent fees and other expenses, shareholder charges (if any) associated with investing in the underlying Fidelity funds, and such non-recurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.

Management Fees. Each Fidelity Freedom K® Fund does not pay a management fee to FMRC.

FMR receives no fee for the services provided under each administration agreement and pays all other expenses of each Fidelity Freedom K® Fund with limited exceptions.

FMR may, from time to time, voluntarily reimburse all or a portion of a Fidelity Freedom K® Fund’s operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.

Distribution Agreement. Each Fidelity Freedom K® Fund also has a distribution agreement with FDC, an affiliate of FMRC and FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the FINRA. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMRC or FMR.

FDC received no payments from each Fidelity Freedom K® Fund pursuant to Distribution and Service Plans under Rule 12b-1. The Plans do not authorize payments by the funds other than those that are to be made to FMR under their management contracts.

PORTFOLIO TRANSACTIONS

To the extent that FMRC grants investment management authority to a sub-adviser, that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser’s trading and associated policies, which may differ from FMRC’s policies, may apply to that fund, subject to applicable law.

Orders for the purchase or sale of portfolio securities (normally, shares of the underlying Fidelity funds) are placed on behalf of each of the funds by FMRC (either directly or through its affiliates) or a sub-adviser, pursuant to authority contained in each of the fund’s Current Advisory Contract and respective sub-advisory agreement. FMRC or a sub-advisor may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. Each of the funds will not incur any transaction costs such as commissions, when it buys or sells shares of affiliated funds and non-affiliated funds, but it will incur such costs when it buys or sells other types of securities, including non-affiliated exchange traded funds (ETFs) directly.

FMRC may place trades with certain brokers, including National Financial Services LLC (NFS) and Luminex Trading & Analytics LLC (Luminex), with whom FMRC is under common control provided FMRC determines that these affiliates’ trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. In addition, FMRC may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

For the fiscal years ended March 31, 2016, 2015, and 2014, each of the funds paid no brokerage commissions.

During the fiscal year ended March 31, 2016, each of the funds paid no brokerage commissions to firms for providing research or brokerage services.

During the twelve-month period ended December 31, 2015, each of the funds did not allocate brokerage commissions to firms for providing research or brokerage services.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, Massachusetts, 02210, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

APPENDIX A

Contact information for each fund and class, as applicable.

1-800-544-8544

(retail funds and/or classes)

1-877-208-0098

(Advisor classes)

1-800-835-5092

(Fidelity Freedom Index Funds: Institutional Premium Class and Fidelity Freedom K® Funds)

1-800-835-5092 (plan accounts) or 1-800-544-8544 (all other accounts)

(Fidelity Freedom Index Funds: Investor Class)

APPENDIX B

FMR Co., Inc. (FMRC) serves as each fund’s investment adviser and Fidelity Management & Research Company (FMR) serves as each fund’s administrator. The principal business address for FMRC and FMR is 245 Summer Street, Boston, Massachusetts 02210. The table below includes the date each fund’s Current Advisory Contract (as defined herein) was initially approved by the Board of Trustees, each fund’s auditor, and each fund’s fiscal year end.

TRUST/Funds	Date of Current Advisory Contract[1]	Auditor[2]	FYE

FIDELITY ABERDEEN STREET TRUST:
Fidelity Advisor Freedom 2005 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom 2010 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom 2015 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom 2020 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom 2025 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom 2030 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom 2035 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom 2040 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom 2045 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom 2050 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom 2055 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom 2060 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom Income Fund	10/1/2015	Deloitte	3/31
Fidelity Four-in-One Index Fund	10/1/2015	PWC	2/28
Fidelity Freedom 2005 Fund	10/1/2015	PWC	3/31
Fidelity Freedom 2010 Fund	10/1/2015	PWC	3/31
Fidelity Freedom 2015 Fund	10/1/2015	PWC	3/31
Fidelity Freedom 2020 Fund	10/1/2015	PWC	3/31
Fidelity Freedom 2025 Fund	10/1/2015	PWC	3/31
Fidelity Freedom 2030 Fund	10/1/2015	PWC	3/31
Fidelity Freedom 2035 Fund	10/1/2015	PWC	3/31
Fidelity Freedom 2040 Fund	10/1/2015	PWC	3/31
Fidelity Freedom 2045 Fund	10/1/2015	PWC	3/31
Fidelity Freedom 2050 Fund	10/1/2015	PWC	3/31
Fidelity Freedom 2055 Fund	10/1/2015	PWC	3/31
Fidelity Freedom 2060 Fund	10/1/2015	PWC	3/31
Fidelity Freedom Income Fund	10/1/2015	PWC	3/31
Fidelity Freedom Index 2005 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index 2010 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index 2015 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index 2020 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index 2025 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index 2030 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index 2035 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index 2040 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index 2045 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index 2050 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index 2055 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index 2060 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index Income Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom K® 2005 Fund	10/1/2015	PWC	3/31

TRUST/Funds	Date of Current Advisory Contract[1]	Auditor[2]	FYE
Fidelity Freedom K® 2010 Fund	10/1/2015	PWC	3/31
Fidelity Freedom K® 2015 Fund	10/1/2015	PWC	3/31
Fidelity Freedom K® 2020 Fund	10/1/2015	PWC	3/31
Fidelity Freedom K® 2025 Fund	10/1/2015	PWC	3/31
Fidelity Freedom K® 2030 Fund	10/1/2015	PWC	3/31
Fidelity Freedom K® 2035 Fund	10/1/2015	PWC	3/31
Fidelity Freedom K® 2040 Fund	10/1/2015	PWC	3/31
Fidelity Freedom K® 2045 Fund	10/1/2015	PWC	3/31
Fidelity Freedom K® 2050 Fund	10/1/2015	PWC	3/31
Fidelity Freedom K® 2055 Fund	10/1/2015	PWC	3/31
Fidelity Freedom K® 2060 Fund	10/1/2015	PWC	3/31
Fidelity Freedom K® Income Fund	10/1/2015	PWC	3/31

[1]	The Board of Trustees approved each fund’s Current Advisory Contract with FMRC on September 17, 2015.

[2]	“PWC” refers to PricewaterhouseCoopers LLP and “Deloitte” refers to Deloitte & Touche LLP.

APPENDIX C

Estimated aggregate costs for D.F. King to receive votes over the phone and to call and solicit votes are stated below.

TRUST/Fund	Estimated aggregate cost for D.F. King to call and solicit votes	Estimated aggregate cost for D.F. King to receive votes over the phone
FIDELITY ABERDEEN STREET TRUST:
Fidelity Advisor Freedom 2005 Fund	$40,600	$4,500
Fidelity Advisor Freedom 2010 Fund	$48,100	$5,300
Fidelity Advisor Freedom 2015 Fund	$125,800	$14,000
Fidelity Advisor Freedom 2020 Fund	$246,300	$27,400
Fidelity Advisor Freedom 2025 Fund	$282,000	$31,300
Fidelity Advisor Freedom 2030 Fund	$286,400	$31,800
Fidelity Advisor Freedom 2035 Fund	$246,300	$27,400
Fidelity Advisor Freedom 2040 Fund	$290,900	$32,300
Fidelity Advisor Freedom 2045 Fund	$277,500	$30,800
Fidelity Advisor Freedom 2050 Fund	$290,900	$32,300
Fidelity Advisor Freedom 2055 Fund	$255,200	$28,400
Fidelity Advisor Freedom 2060 Fund	$13,300	$1,500
Fidelity Advisor Freedom Income Fund	$45,400	$5,000
Fidelity Four-in-One Index Fund	$1,400	$200
Fidelity Freedom 2005 Fund	$76,700	$8,500
Fidelity Freedom 2010 Fund	$384,600	$42,700
Fidelity Freedom 2015 Fund	$536,400	$59,600
Fidelity Freedom 2020 Fund	$1,304,000	$144,900
Fidelity Freedom 2025 Fund	$973,800	$108,200
Fidelity Freedom 2030 Fund	$1,313,000	$145,900
Fidelity Freedom 2035 Fund	$893,400	$99,300
Fidelity Freedom 2040 Fund	$1,402,200	$155,800
Fidelity Freedom 2045 Fund	$924,700	$102,700
Fidelity Freedom 2050 Fund	$1,112,100	$123,600
Fidelity Freedom 2055 Fund	$625,600	$69,500
Fidelity Freedom 2060 Fund	$41,000	$4,600
Fidelity Freedom Income Fund	$273,100	$30,300
Fidelity Freedom Index 2005 Fund	$1,400	$200
Fidelity Freedom Index 2010 Fund	$1,400	$200
Fidelity Freedom Index 2015 Fund	$36,200	$4,000
Fidelity Freedom Index 2020 Fund	$91,400	$10,200
Fidelity Freedom Index 2025 Fund	$61,300	$6,800
Fidelity Freedom Index 2030 Fund	$81,300	$9,000
Fidelity Freedom Index 2035 Fund	$41,200	$4,600
Fidelity Freedom Index 2040 Fund	$41,200	$4,600
Fidelity Freedom Index 2045 Fund	$1,400	$200
Fidelity Freedom Index 2050 Fund	$1,400	$200
Fidelity Freedom Index 2055 Fund	$1,400	$200
Fidelity Freedom Index 2060 Fund	$1,400	$200
Fidelity Freedom Index Income Fund	$1,400	$200
Fidelity Freedom K® 2005 Fund	$74,000	$8,200
Fidelity Freedom K® 2010 Fund	$405,200	$45,000

TRUST/Fund	Estimated aggregate cost for D.F. King to call and solicit votes	Estimated aggregate cost for D.F. King to receive votes over the phone
Fidelity Freedom K® 2015 Fund	$661,300	$73,500
Fidelity Freedom K® 2020 Fund	$1,625,400	$180,600
Fidelity Freedom K® 2025 Fund	$1,125,500	$125,100
Fidelity Freedom K® 2030 Fund	$1,732,500	$192,500
Fidelity Freedom K® 2035 Fund	$1,223,700	$136,000
Fidelity Freedom K® 2040 Fund	$1,429,000	$158,800
Fidelity Freedom K® 2045 Fund	$911,300	$101,300
Fidelity Freedom K® 2050 Fund	$1,848,500	$205,400
Fidelity Freedom K® 2055 Fund	$804,200	$89,400
Fidelity Freedom K® 2060 Fund	$63,300	$7,000
Fidelity Freedom K® Income Fund	$375,500	$41,700

APPENDIX D

Information regarding the number of shares of each fund and class, if applicable, of the trust issued and outstanding are provided in the table below.

TRUST/Fund/Class	Number of shares as of June 30, 2016
FIDELITY ABERDEEN STREET TRUST:
Fidelity Advisor Freedom 2005 Fund: Class A	11,673,183
Fidelity Advisor Freedom 2005 Fund: Class C	541,228
Fidelity Advisor Freedom 2005 Fund: Class T	2,546,441
Fidelity Advisor Freedom 2005 Fund: Class I	5,335,979
Fidelity Advisor Freedom 2010 Fund: Class A	27,178,852
Fidelity Advisor Freedom 2010 Fund: Class C	2,536,860
Fidelity Advisor Freedom 2010 Fund: Class T	7,746,049
Fidelity Advisor Freedom 2010 Fund: Class I	11,527,267
Fidelity Advisor Freedom 2015 Fund: Class A	61,336,418
Fidelity Advisor Freedom 2015 Fund: Class C	5,290,694
Fidelity Advisor Freedom 2015 Fund: Class T	16,059,443
Fidelity Advisor Freedom 2015 Fund: Class I	30,015,070
Fidelity Advisor Freedom 2020 Fund: Class A	114,517,733
Fidelity Advisor Freedom 2020 Fund: Class C	8,423,758
Fidelity Advisor Freedom 2020 Fund: Class T	31,945,097
Fidelity Advisor Freedom 2020 Fund: Class I	61,165,673
Fidelity Advisor Freedom 2025 Fund: Class A	125,976,600
Fidelity Advisor Freedom 2025 Fund: Class C	7,759,919
Fidelity Advisor Freedom 2025 Fund: Class T	33,465,743
Fidelity Advisor Freedom 2025 Fund: Class I	71,116,777
Fidelity Advisor Freedom 2030 Fund: Class A	109,526,263
Fidelity Advisor Freedom 2030 Fund: Class C	6,995,221
Fidelity Advisor Freedom 2030 Fund: Class T	33,748,799
Fidelity Advisor Freedom 2030 Fund: Class I	66,196,905
Fidelity Advisor Freedom 2035 Fund: Class A	90,426,286
Fidelity Advisor Freedom 2035 Fund: Class C	4,630,489
Fidelity Advisor Freedom 2035 Fund: Class T	25,657,175
Fidelity Advisor Freedom 2035 Fund: Class I	54,598,012
Fidelity Advisor Freedom 2040 Fund: Class A	73,161,075
Fidelity Advisor Freedom 2040 Fund: Class C	5,793,941
Fidelity Advisor Freedom 2040 Fund: Class T	24,130,966
Fidelity Advisor Freedom 2040 Fund: Class I	46,816,926
Fidelity Advisor Freedom 2045 Fund: Class A	53,296,879
Fidelity Advisor Freedom 2045 Fund: Class C	2,404,352
Fidelity Advisor Freedom 2045 Fund: Class T	16,801,451
Fidelity Advisor Freedom 2045 Fund: Class I	38,511,156
Fidelity Advisor Freedom 2050 Fund: Class A	37,137,465
Fidelity Advisor Freedom 2050 Fund: Class C	2,569,721
Fidelity Advisor Freedom 2050 Fund: Class T	13,541,982
Fidelity Advisor Freedom 2050 Fund: Class I	32,196,025
Fidelity Advisor Freedom 2055 Fund: Class A	12,832,363
Fidelity Advisor Freedom 2055 Fund: Class C	597,851
Fidelity Advisor Freedom 2055 Fund: Class T	4,282,059

TRUST/Fund/Class	Number of shares as of June 30, 2016
FIDELITY ABERDEEN STREET TRUST:
Fidelity Advisor Freedom 2055 Fund: Class I	11,878,938
Fidelity Advisor Freedom 2060 Fund: Class A	1,164,703
Fidelity Advisor Freedom 2060 Fund: Class C	83,887
Fidelity Advisor Freedom 2060 Fund: Class T	310,164
Fidelity Advisor Freedom 2060 Fund: Class I	819,375
Fidelity Advisor Freedom Income Fund: Class A	9,064,927
Fidelity Advisor Freedom Income Fund: Class C	1,402,353
Fidelity Advisor Freedom Income Fund: Class T	4,039,746
Fidelity Advisor Freedom Income Fund: Class I	7,545,192
Fidelity Four-in-One Index Fund	117,644,715
Fidelity Freedom 2005 Fund	50,295,582
Fidelity Freedom 2010 Fund	285,139,705
Fidelity Freedom 2015 Fund	437,696,554
Fidelity Freedom 2020 Fund	799,625,665
Fidelity Freedom 2025 Fund	707,234,388
Fidelity Freedom 2030 Fund	675,125,094
Fidelity Freedom 2035 Fund	486,628,166
Fidelity Freedom 2040 Fund	741,485,158
Fidelity Freedom 2045 Fund	302,749,725
Fidelity Freedom 2050 Fund	245,047,191
Fidelity Freedom 2055 Fund	62,765,281
Fidelity Freedom 2060 Fund	5,810,778
Fidelity Freedom Income Fund	191,663,537
Fidelity Freedom Index 2005 Fund: Investor Class	4,110,476
Fidelity Freedom Index 2005 Fund: Institutional Premium Class	2,609,696
Fidelity Freedom Index 2010 Fund: Investor Class	17,146,238
Fidelity Freedom Index 2010 Fund: Institutional Premium Class	17,314,784
Fidelity Freedom Index 2015 Fund: Investor Class	40,684,507
Fidelity Freedom Index 2015 Fund: Institutional Premium Class	28,452,946
Fidelity Freedom Index 2020 Fund: Investor Class	100,244,516
Fidelity Freedom Index 2020 Fund: Institutional Premium Class	99,162,591
Fidelity Freedom Index 2025 Fund: Investor Class	82,014,527
Fidelity Freedom Index 2025 Fund: Institutional Premium Class	64,227,709
Fidelity Freedom Index 2030 Fund: Investor Class	91,082,856
Fidelity Freedom Index 2030 Fund: Institutional Premium Class	88,840,396
Fidelity Freedom Index 2035 Fund: Investor Class	59,377,903
Fidelity Freedom Index 2035 Fund: Institutional Premium Class	44,418,570
Fidelity Freedom Index 2040 Fund: Investor Class	61,467,970
Fidelity Freedom Index 2040 Fund: Institutional Premium Class	60,583,333
Fidelity Freedom Index 2045 Fund: Investor Class	36,768,837
Fidelity Freedom Index 2045 Fund: Institutional Premium Class	28,894,325
Fidelity Freedom Index 2050 Fund: Investor Class	33,446,068
Fidelity Freedom Index 2050 Fund: Institutional Premium Class	30,939,007
Fidelity Freedom Index 2055 Fund: Investor Class	13,893,743
Fidelity Freedom Index 2055 Fund: Institutional Premium Class	12,569,336
Fidelity Freedom Index 2060 Fund: Investor Class	2,215,759

TRUST/Fund/Class	Number of shares as of June 30, 2016
FIDELITY ABERDEEN STREET TRUST:
Fidelity Freedom Index 2060 Fund: Institutional Premium Class	1,252,200
Fidelity Freedom Index Income Fund: Investor Class	12,568,932
Fidelity Freedom Index Income Fund: Institutional Premium Class	10,241,227
Fidelity Freedom K® 2005 Fund	33,092,660
Fidelity Freedom K® 2010 Fund	226,958,152
Fidelity Freedom K® 2015 Fund	416,054,320
Fidelity Freedom K® 2020 Fund	1,193,550,711
Fidelity Freedom K® 2025 Fund	924,348,341
Fidelity Freedom K® 2030 Fund	1,093,751,201
Fidelity Freedom K® 2035 Fund	700,482,358
Fidelity Freedom K® 2040 Fund	746,474,869
Fidelity Freedom K® 2045 Fund	429,853,234
Fidelity Freedom K® 2050 Fund	362,243,277
Fidelity Freedom K® 2055 Fund	136,588,319
Fidelity Freedom K® 2060 Fund	11,530,960
Fidelity Freedom K® Income Fund	143,951,440

APPENDIX E

To the knowledge of the trust, substantial (5% or more) record and/or beneficial ownership of each fund and class on June 30, 2016 was as follows:

Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR FREEDOM INCOME FUND: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	22.11%
FIDELITY ADVISOR FREEDOM INCOME FUND: CLASS T	ADP	ROSELAND	NJ	10.93%
FIDELITY ADVISOR FREEDOM INCOME FUND: CLASS T	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	8.97%
FIDELITY ADVISOR FREEDOM INCOME FUND: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	11.10%
FIDELITY ADVISOR FREEDOM INCOME FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	6.86%
FIDELITY ADVISOR FREEDOM INCOME FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	6.55%
FIDELITY ADVISOR FREEDOM INCOME FUND: CLASS C	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	6.31%
FIDELITY ADVISOR FREEDOM INCOME FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	5.25%
FIDELITY ADVISOR FREEDOM 2005 FUND: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	12.12%
FIDELITY ADVISOR FREEDOM 2005 FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	11.27%
FIDELITY ADVISOR FREEDOM 2005 FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	9.12%
FIDELITY ADVISOR FREEDOM 2005 FUND: CLASS C	VERISIGHT, INC	WALNUT CREEK	CA	6.60%
FIDELITY ADVISOR FREEDOM 2005 FUND: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	6.50%
FIDELITY ADVISOR FREEDOM 2005 FUND: CLASS C	UBS AG	WEEHAWKEN	NJ	6.44%
FIDELITY ADVISOR FREEDOM 2005 FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	6.36%
FIDELITY ADVISOR FREEDOM 2005 FUND: CLASS I	TEAM, INC.	SUGAR LAND	TX	13.06%
FIDELITY ADVISOR FREEDOM 2010 FUND: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	5.89%
FIDELITY ADVISOR FREEDOM 2010 FUND: CLASS T	ADP	ROSELAND	NJ	5.66%
FIDELITY ADVISOR FREEDOM 2010 FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	7.65%
FIDELITY ADVISOR FREEDOM 2010 FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	7.30%
FIDELITY ADVISOR FREEDOM 2010 FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	6.46%
FIDELITY ADVISOR FREEDOM 2010 FUND: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	5.81%
FIDELITY ADVISOR FREEDOM 2010 FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	5.37%
FIDELITY ADVISOR FREEDOM 2015 FUND: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	9.54%

Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR FREEDOM 2015 FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	7.36%
FIDELITY ADVISOR FREEDOM 2015 FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	6.96%
FIDELITY ADVISOR FREEDOM 2015 FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	6.87%
FIDELITY ADVISOR FREEDOM 2015 FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	5.78%
FIDELITY ADVISOR FREEDOM 2015 FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	5.40%
FIDELITY ADVISOR FREEDOM 2020 FUND: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	10.83%
FIDELITY ADVISOR FREEDOM 2020 FUND: CLASS T	ADP	ROSELAND	NJ	8.59%
FIDELITY ADVISOR FREEDOM 2020 FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	7.25%
FIDELITY ADVISOR FREEDOM 2020 FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	6.30%
FIDELITY ADVISOR FREEDOM 2020 FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	5.83%
FIDELITY ADVISOR FREEDOM 2020 FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	5.72%
FIDELITY ADVISOR FREEDOM 2020 FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	5.14%
FIDELITY ADVISOR FREEDOM 2025 FUND: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	14.31%
FIDELITY ADVISOR FREEDOM 2025 FUND: CLASS T	ADP	ROSELAND	NJ	5.89%
FIDELITY ADVISOR FREEDOM 2025 FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	7.10%
FIDELITY ADVISOR FREEDOM 2025 FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	6.14%
FIDELITY ADVISOR FREEDOM 2025 FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	5.98%
FIDELITY ADVISOR FREEDOM 2025 FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	5.82%
FIDELITY ADVISOR FREEDOM 2030 FUND: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	14.82%
FIDELITY ADVISOR FREEDOM 2030 FUND: CLASS T	ADP	ROSELAND	NJ	11.00%
FIDELITY ADVISOR FREEDOM 2030 FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	5.84%
FIDELITY ADVISOR FREEDOM 2030 FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	5.61%
FIDELITY ADVISOR FREEDOM 2035 FUND: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	17.59%
FIDELITY ADVISOR FREEDOM 2035 FUND: CLASS T	ADP	ROSELAND	NJ	8.09%
FIDELITY ADVISOR FREEDOM 2035 FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	5.97%
FIDELITY ADVISOR FREEDOM 2035 FUND: CLASS C	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	5.42%

Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR FREEDOM 2035 FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	5.19%
FIDELITY ADVISOR FREEDOM 2035 FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	5.14%
FIDELITY ADVISOR FREEDOM 2040 FUND: CLASS A	NATIONWIDE FINANCIAL	COLUMBUS	OH	5.82%
FIDELITY ADVISOR FREEDOM 2040 FUND: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	17.45%
FIDELITY ADVISOR FREEDOM 2040 FUND: CLASS T	ADP	ROSELAND	NJ	11.43%
FIDELITY ADVISOR FREEDOM 2040 FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	6.45%
FIDELITY ADVISOR FREEDOM 2040 FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	5.34%
FIDELITY ADVISOR FREEDOM 2040 FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	5.13%
FIDELITY ADVISOR FREEDOM 2045 FUND: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	18.81%
FIDELITY ADVISOR FREEDOM 2045 FUND: CLASS T	ADP	ROSELAND	NJ	7.83%
FIDELITY ADVISOR FREEDOM 2045 FUND: CLASS C	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	11.58%
FIDELITY ADVISOR FREEDOM 2045 FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	5.07%
FIDELITY ADVISOR FREEDOM 2050 FUND: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	22.01%
FIDELITY ADVISOR FREEDOM 2050 FUND: CLASS T	ADP	ROSELAND	NJ	8.13%
FIDELITY ADVISOR FREEDOM 2050 FUND: CLASS C	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	8.35%
FIDELITY ADVISOR FREEDOM 2050 FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	6.06%
FIDELITY ADVISOR FREEDOM 2050 FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	5.95%
FIDELITY ADVISOR FREEDOM 2050 FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	5.89%
FIDELITY ADVISOR FREEDOM 2050 FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	5.46%
FIDELITY ADVISOR FREEDOM 2055 FUND: CLASS T	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	20.67%
FIDELITY ADVISOR FREEDOM 2055 FUND: CLASS T	ADP	ROSELAND	NJ	11.57%
FIDELITY ADVISOR FREEDOM 2055 FUND: CLASS C	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	11.42%
FIDELITY ADVISOR FREEDOM 2055 FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	6.76%
FIDELITY ADVISOR FREEDOM 2055 FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	5.23%
FIDELITY ADVISOR FREEDOM 2060 FUND: CLASS A	BURKE BEVERAGE, INC.	MCCOOK	IL	6.11%
FIDELITY ADVISOR FREEDOM 2060 FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	5.46%

Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR FREEDOM 2060 FUND: CLASS T	PERSHING LLC	JERSEY CITY	NJ	26.48%
FIDELITY ADVISOR FREEDOM 2060 FUND: CLASS T	LPL FINANCIAL	BOSTON	MA	7.17%
FIDELITY ADVISOR FREEDOM 2060 FUND: CLASS T	ADP	ROSELAND	NJ	5.41%
FIDELITY ADVISOR FREEDOM 2060 FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	33.01%
FIDELITY ADVISOR FREEDOM 2060 FUND: CLASS C	COULTER JEWELL THAMES P.A.	DURHAM	NC	9.53%
FIDELITY ADVISOR FREEDOM 2060 FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	5.22%
FIDELITY FREEDOM INDEX INCOME FUND: INVESTOR CLASS	UNIVERSITY OF MIAMI	CORAL GABLES	FL	5.84%
FIDELITY FREEDOM INDEX INCOME FUND: INSTITUTIONAL PREMIUM CLASS	JONES LANG LASALLE	CHICAGO	IL	14.39%
FIDELITY FREEDOM INDEX INCOME FUND: INSTITUTIONAL PREMIUM CLASS	UNITED STATES STEEL CORPORATION	PITTSBURGH	PA	13.89%
FIDELITY FREEDOM INDEX INCOME FUND: INSTITUTIONAL PREMIUM CLASS	HARVARD UNIVERSITY	CAMBRIDGE	MA	8.83%
FIDELITY FREEDOM INDEX INCOME FUND: INSTITUTIONAL PREMIUM CLASS	MAYO CLINIC	ROCHESTER	MN	6.12%
FIDELITY FREEDOM INDEX INCOME FUND: INSTITUTIONAL PREMIUM CLASS	PEACEHEALTH	VANCOUVER	WA	5.85%
FIDELITY FREEDOM INDEX INCOME FUND: INSTITUTIONAL PREMIUM CLASS	EDUCATION MANAGEMENT II LLC	PITTSBURGH	PA	5.29%
FIDELITY FREEDOM INDEX 2005 FUND: INVESTOR CLASS	UNIVERSITY OF MIAMI	CORAL GABLES	FL	17.61%
FIDELITY FREEDOM INDEX 2005 FUND: INSTITUTIONAL PREMIUM CLASS	HARVARD UNIVERSITY	CAMBRIDGE	MA	31.63%
FIDELITY FREEDOM INDEX 2005 FUND: INSTITUTIONAL PREMIUM CLASS	NAZARENE PENSIONS AND BENEFITS	LENEXA	KS	9.76%
FIDELITY FREEDOM INDEX 2005 FUND: INSTITUTIONAL PREMIUM CLASS	GOLDEN LIVING	FORT SMITH	AR	9.27%
FIDELITY FREEDOM INDEX 2005 FUND: INSTITUTIONAL PREMIUM CLASS	PEACEHEALTH	VANCOUVER	WA	9.14%
FIDELITY FREEDOM INDEX 2005 FUND: INSTITUTIONAL PREMIUM CLASS	EDUCATION MANAGEMENT II LLC	PITTSBURGH	PA	7.17%
FIDELITY FREEDOM INDEX 2005 FUND: INSTITUTIONAL PREMIUM CLASS	AMERICAN CHEMICAL SOCIETY	WASHINGTON	DC	5.95%
FIDELITY FREEDOM INDEX 2005 FUND: INSTITUTIONAL PREMIUM CLASS	UNIVERSITY OF MICHIGAN	ANN ARBOR	MI	5.45%
FIDELITY FREEDOM INDEX 2010 FUND: INVESTOR CLASS	UNIVERSITY OF MIAMI	CORAL GABLES	FL	6.65%
FIDELITY FREEDOM INDEX 2010 FUND: INVESTOR CLASS	SERVCO PACIFIC INC.	HONOLULU	HI	6.20%
FIDELITY FREEDOM INDEX 2010 FUND: INSTITUTIONAL PREMIUM CLASS	MAYO CLINIC	ROCHESTER	MN	14.59%
FIDELITY FREEDOM INDEX 2010 FUND: INSTITUTIONAL PREMIUM CLASS	UNITED STATES STEEL CORPORATION	PITTSBURGH	PA	12.05%
FIDELITY FREEDOM INDEX 2010 FUND: INSTITUTIONAL PREMIUM CLASS	HARVARD UNIVERSITY	CAMBRIDGE	MA	9.33%

Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY FREEDOM INDEX 2010 FUND: INSTITUTIONAL PREMIUM CLASS	JONES LANG LASALLE	CHICAGO	IL	7.52%
FIDELITY FREEDOM INDEX 2010 FUND: INSTITUTIONAL PREMIUM CLASS	PEACEHEALTH	VANCOUVER	WA	6.80%
FIDELITY FREEDOM INDEX 2010 FUND: INSTITUTIONAL PREMIUM CLASS	EDUCATION MANAGEMENT II LLC	PITTSBURGH	PA	5.87%
FIDELITY FREEDOM INDEX 2015 FUND: INVESTOR CLASS	UNIVERSITY OF MIAMI	CORAL GABLES	FL	9.04%
FIDELITY FREEDOM INDEX 2015 FUND: INSTITUTIONAL PREMIUM CLASS	HARVARD UNIVERSITY	CAMBRIDGE	MA	15.20%
FIDELITY FREEDOM INDEX 2015 FUND: INSTITUTIONAL PREMIUM CLASS	PEACEHEALTH	VANCOUVER	WA	14.66%
FIDELITY FREEDOM INDEX 2015 FUND: INSTITUTIONAL PREMIUM CLASS	UNIVERSITY OF MICHIGAN	ANN ARBOR	MI	11.83%
FIDELITY FREEDOM INDEX 2015 FUND: INSTITUTIONAL PREMIUM CLASS	GEISINGER HEALTH SYSTEM	DANVILLE	PA	10.45%
FIDELITY FREEDOM INDEX 2015 FUND: INSTITUTIONAL PREMIUM CLASS	GOLDEN LIVING	FORT SMITH	AR	6.14%
FIDELITY FREEDOM INDEX 2015 FUND: INSTITUTIONAL PREMIUM CLASS	ARAMARK CORPORATION	PHILADELPHIA	PA	5.59%
FIDELITY FREEDOM INDEX 2015 FUND: INSTITUTIONAL PREMIUM CLASS	NAZARENE PENSIONS AND BENEFITS	LENEXA	KS	5.22%
FIDELITY FREEDOM INDEX 2020 FUND: INVESTOR CLASS	UNIVERSITY OF MIAMI	CORAL GABLES	FL	6.14%
FIDELITY FREEDOM INDEX 2020 FUND: INSTITUTIONAL PREMIUM CLASS	PEACEHEALTH	VANCOUVER	WA	12.82%
FIDELITY FREEDOM INDEX 2020 FUND: INSTITUTIONAL PREMIUM CLASS	MAYO CLINIC	ROCHESTER	MN	11.00%
FIDELITY FREEDOM INDEX 2020 FUND: INSTITUTIONAL PREMIUM CLASS	UNITED STATES STEEL CORPORATION	PITTSBURGH	PA	7.88%
FIDELITY FREEDOM INDEX 2020 FUND: INSTITUTIONAL PREMIUM CLASS	HARVARD UNIVERSITY	CAMBRIDGE	MA	7.56%
FIDELITY FREEDOM INDEX 2020 FUND: INSTITUTIONAL PREMIUM CLASS	UNIVERSITY OF MICHIGAN	ANN ARBOR	MI	7.52%
FIDELITY FREEDOM INDEX 2020 FUND: INSTITUTIONAL PREMIUM CLASS	ARAMARK CORPORATION	PHILADELPHIA	PA	5.07%
FIDELITY FREEDOM INDEX 2025 FUND: INVESTOR CLASS	UNIVERSITY OF MIAMI	CORAL GABLES	FL	8.82%
FIDELITY FREEDOM INDEX 2025 FUND: INSTITUTIONAL PREMIUM CLASS	PEACEHEALTH	VANCOUVER	WA	14.52%
FIDELITY FREEDOM INDEX 2025 FUND: INSTITUTIONAL PREMIUM CLASS	HARVARD UNIVERSITY	CAMBRIDGE	MA	12.17%
FIDELITY FREEDOM INDEX 2025 FUND: INSTITUTIONAL PREMIUM CLASS	UNIVERSITY OF MICHIGAN	ANN ARBOR	MI	11.02%
FIDELITY FREEDOM INDEX 2025 FUND: INSTITUTIONAL PREMIUM CLASS	ARAMARK CORPORATION	PHILADELPHIA	PA	10.43%
FIDELITY FREEDOM INDEX 2025 FUND: INSTITUTIONAL PREMIUM CLASS	CHARTER COMMUNICATIONS, INC.	ST. LOUIS	MO	8.00%
FIDELITY FREEDOM INDEX 2025 FUND: INSTITUTIONAL PREMIUM CLASS	GOLDEN LIVING	FORT SMITH	AR	5.61%
FIDELITY FREEDOM INDEX 2030 FUND: INVESTOR CLASS	UNIVERSITY OF MIAMI	CORAL GABLES	FL	6.93%

Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY FREEDOM INDEX 2030 FUND: INSTITUTIONAL PREMIUM CLASS	UNIVERSITY OF MICHIGAN	ANN ARBOR	MI	11.23%
FIDELITY FREEDOM INDEX 2030 FUND: INSTITUTIONAL PREMIUM CLASS	MAYO CLINIC	ROCHESTER	MN	10.55%
FIDELITY FREEDOM INDEX 2030 FUND: INSTITUTIONAL PREMIUM CLASS	PEACEHEALTH	VANCOUVER	WA	9.57%
FIDELITY FREEDOM INDEX 2030 FUND: INSTITUTIONAL PREMIUM CLASS	HARVARD UNIVERSITY	CAMBRIDGE	MA	8.52%
FIDELITY FREEDOM INDEX 2030 FUND: INSTITUTIONAL PREMIUM CLASS	UNITED STATES STEEL CORPORATION	PITTSBURGH	PA	6.65%
FIDELITY FREEDOM INDEX 2030 FUND: INSTITUTIONAL PREMIUM CLASS	CHARTER COMMUNICATIONS, INC.	ST. LOUIS	MO	6.14%
FIDELITY FREEDOM INDEX 2030 FUND: INSTITUTIONAL PREMIUM CLASS	ARAMARK CORPORATION	PHILADELPHIA	PA	5.22%
FIDELITY FREEDOM INDEX 2035 FUND: INVESTOR CLASS	UNIVERSITY OF MIAMI	CORAL GABLES	FL	9.67%
FIDELITY FREEDOM INDEX 2035 FUND: INSTITUTIONAL PREMIUM CLASS	UNIVERSITY OF MICHIGAN	ANN ARBOR	MI	14.63%
FIDELITY FREEDOM INDEX 2035 FUND: INSTITUTIONAL PREMIUM CLASS	PEACEHEALTH	VANCOUVER	WA	12.97%
FIDELITY FREEDOM INDEX 2035 FUND: INSTITUTIONAL PREMIUM CLASS	HARVARD UNIVERSITY	CAMBRIDGE	MA	10.45%
FIDELITY FREEDOM INDEX 2035 FUND: INSTITUTIONAL PREMIUM CLASS	CHARTER COMMUNICATIONS, INC.	ST. LOUIS	MO	8.81%
FIDELITY FREEDOM INDEX 2035 FUND: INSTITUTIONAL PREMIUM CLASS	ARAMARK CORPORATION	PHILADELPHIA	PA	6.93%
FIDELITY FREEDOM INDEX 2035 FUND: INSTITUTIONAL PREMIUM CLASS	GOLDEN LIVING	FORT SMITH	AR	5.94%
FIDELITY FREEDOM INDEX 2040 FUND: INVESTOR CLASS	UNIVERSITY OF MIAMI	CORAL GABLES	FL	8.73%
FIDELITY FREEDOM INDEX 2040 FUND: INVESTOR CLASS	UNIVERSITY OF KENTUCKY	LEXINGTON	KY	5.86%
FIDELITY FREEDOM INDEX 2040 FUND: INSTITUTIONAL PREMIUM CLASS	UNIVERSITY OF MICHIGAN	ANN ARBOR	MI	14.45%
FIDELITY FREEDOM INDEX 2040 FUND: INSTITUTIONAL PREMIUM CLASS	MAYO CLINIC	ROCHESTER	MN	9.69%
FIDELITY FREEDOM INDEX 2040 FUND: INSTITUTIONAL PREMIUM CLASS	PEACEHEALTH	VANCOUVER	WA	8.60%
FIDELITY FREEDOM INDEX 2040 FUND: INSTITUTIONAL PREMIUM CLASS	CHARTER COMMUNICATIONS, INC.	ST. LOUIS	MO	5.97%
FIDELITY FREEDOM INDEX 2040 FUND: INSTITUTIONAL PREMIUM CLASS	UNITED STATES STEEL CORPORATION	PITTSBURGH	PA	5.86%
FIDELITY FREEDOM INDEX 2040 FUND: INSTITUTIONAL PREMIUM CLASS	JONES LANG LASALLE	CHICAGO	IL	5.57%
FIDELITY FREEDOM INDEX 2045 FUND: INVESTOR CLASS	UNIVERSITY OF MIAMI	CORAL GABLES	FL	9.11%
FIDELITY FREEDOM INDEX 2045 FUND: INVESTOR CLASS	UNIVERSITY OF KENTUCKY	LEXINGTON	KY	5.34%
FIDELITY FREEDOM INDEX 2045 FUND: INSTITUTIONAL PREMIUM CLASS	UNIVERSITY OF MICHIGAN	ANN ARBOR	MI	16.41%
FIDELITY FREEDOM INDEX 2045 FUND: INSTITUTIONAL PREMIUM CLASS	PEACEHEALTH	VANCOUVER	WA	10.19%

Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY FREEDOM INDEX 2045 FUND: INSTITUTIONAL PREMIUM CLASS	THE TURNER CORPORATION	NEW YORK	NY	8.12%
FIDELITY FREEDOM INDEX 2045 FUND: INSTITUTIONAL PREMIUM CLASS	CHARTER COMMUNICATIONS, INC.	ST. LOUIS	MO	7.72%
FIDELITY FREEDOM INDEX 2045 FUND: INSTITUTIONAL PREMIUM CLASS	EPIC SYSTEMS CORPORATION	VERONA	WI	7.11%
FIDELITY FREEDOM INDEX 2045 FUND: INSTITUTIONAL PREMIUM CLASS	ARAMARK CORPORATION	PHILADELPHIA	PA	7.09%
FIDELITY FREEDOM INDEX 2045 FUND: INSTITUTIONAL PREMIUM CLASS	EDUCATION MANAGEMENT II LLC	PITTSBURGH	PA	6.18%
FIDELITY FREEDOM INDEX 2045 FUND: INSTITUTIONAL PREMIUM CLASS	HARVARD UNIVERSITY	CAMBRIDGE	MA	5.20%
FIDELITY FREEDOM INDEX 2045 FUND: INSTITUTIONAL PREMIUM CLASS	JONES LANG LASALLE	CHICAGO	IL	5.06%
FIDELITY FREEDOM INDEX 2050 FUND: INVESTOR CLASS	UNIVERSITY OF MIAMI	CORAL GABLES	FL	5.72%
FIDELITY FREEDOM INDEX 2050 FUND: INSTITUTIONAL PREMIUM CLASS	EPIC SYSTEMS CORPORATION	VERONA	WI	15.56%
FIDELITY FREEDOM INDEX 2050 FUND: INSTITUTIONAL PREMIUM CLASS	UNIVERSITY OF MICHIGAN	ANN ARBOR	MI	13.66%
FIDELITY FREEDOM INDEX 2050 FUND: INSTITUTIONAL PREMIUM CLASS	THE TURNER CORPORATION	NEW YORK	NY	8.54%
FIDELITY FREEDOM INDEX 2050 FUND: INSTITUTIONAL PREMIUM CLASS	UNITED STATES STEEL CORPORATION	PITTSBURGH	PA	7.60%
FIDELITY FREEDOM INDEX 2050 FUND: INSTITUTIONAL PREMIUM CLASS	MAYO CLINIC	ROCHESTER	MN	7.21%
FIDELITY FREEDOM INDEX 2050 FUND: INSTITUTIONAL PREMIUM CLASS	PEACEHEALTH	VANCOUVER	WA	5.71%
FIDELITY FREEDOM INDEX 2055 FUND: INVESTOR CLASS	IN-N-OUT BURGER, INC.	IRVINE	CA	14.65%
FIDELITY FREEDOM INDEX 2055 FUND: INSTITUTIONAL PREMIUM CLASS	EPIC SYSTEMS CORPORATION	VERONA	WI	35.77%
FIDELITY FREEDOM INDEX 2055 FUND: INSTITUTIONAL PREMIUM CLASS	UNIVERSITY OF MICHIGAN	ANN ARBOR	MI	13.18%
FIDELITY FREEDOM INDEX 2055 FUND: INSTITUTIONAL PREMIUM CLASS	THE TURNER CORPORATION	NEW YORK	NY	8.39%
FIDELITY FREEDOM INDEX 2055 FUND: INSTITUTIONAL PREMIUM CLASS	CHARTER COMMUNICATIONS, INC.	ST. LOUIS	MO	6.69%
FIDELITY FREEDOM INDEX 2055 FUND: INSTITUTIONAL PREMIUM CLASS	ARAMARK CORPORATION	PHILADELPHIA	PA	5.54%
FIDELITY FREEDOM INDEX 2055 FUND: INSTITUTIONAL PREMIUM CLASS	PEACEHEALTH	VANCOUVER	WA	5.09%
FIDELITY FREEDOM INDEX 2060 FUND: INVESTOR CLASS	IN-N-OUT BURGER, INC.	IRVINE	CA	14.90%
FIDELITY FREEDOM INDEX 2060 FUND: INVESTOR CLASS	Z F NORTH AMERICA, INC.	NORTHVILLE	MI	8.03%
FIDELITY FREEDOM INDEX 2060 FUND: INSTITUTIONAL PREMIUM CLASS	EPIC SYSTEMS CORPORATION	VERONA	WI	43.29%
FIDELITY FREEDOM INDEX 2060 FUND: INSTITUTIONAL PREMIUM CLASS	CHARTER COMMUNICATIONS, INC.	ST. LOUIS	MO	12.77%
FIDELITY FREEDOM INDEX 2060 FUND: INSTITUTIONAL PREMIUM CLASS	UNIVERSITY OF MICHIGAN	ANN ARBOR	MI	5.37%
FIDELITY FREEDOM K® 2005 FUND	REFORMED CHURCH IN AMERICA	NEW YORK	NY	5.56%

To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

APPENDIX F

NOMINEE LENGTH OF SERVICE WITH RESPECT TO THE TRUST

The following chart lists the lengths of service of each nominee as Trustee or Advisory Board Member of the trust.

	Interested Nominee*		Independent Nominees
Trust	Abigail P. Johnson	Jennifer Toolin McAuliffe	Elizabeth S. Acton	John Engler	Albert R. Gamper, Jr.	Robert F. Gartland	Arthur E. Johnson	Michael E. Kenneally	James H. Keyes	Marie L. Knowles	Mark A. Murray
Fidelity Aberdeen Street Trust	Trustee 2009	Advisory Board Member 2016	Trustee 2013	Trustee 2014	Trustee 2006	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2001	Advisory Board Member 2016

*	Each nominee has been determined to be “interested” by virtue of, among other things, her affiliation with the trust or various entities under common control with FMR.

APPENDIX G

NOMINEE OWNERSHIP OF FUND SHARES

INTERESTED NOMINEES

Dollar range of fund shares as of June 30, 2016	Abigail P. Johnson	Jennifer Toolin McAuliffe[1]
FIDELITY ABERDEEN STREET TRUST:
Fidelity Advisor Freedom 2005 Fund	none	none
Fidelity Advisor Freedom 2010 Fund	none	none
Fidelity Advisor Freedom 2015 Fund	none	none
Fidelity Advisor Freedom 2020 Fund	none	none
Fidelity Advisor Freedom 2025 Fund	none	none
Fidelity Advisor Freedom 2030 Fund	none	none
Fidelity Advisor Freedom 2035 Fund	none	none
Fidelity Advisor Freedom 2040 Fund	none	none
Fidelity Advisor Freedom 2045 Fund	none	none
Fidelity Advisor Freedom 2050 Fund	none	none
Fidelity Advisor Freedom 2055 Fund	none	none
Fidelity Advisor Freedom 2060 Fund	none	none
Fidelity Advisor Freedom Income Fund	none	none
Fidelity Four-in-One Index Fund	none	none
Fidelity Freedom 2005 Fund	none	none
Fidelity Freedom 2010 Fund	none	none
Fidelity Freedom 2015 Fund	none	none
Fidelity Freedom 2020 Fund	none	none
Fidelity Freedom 2025 Fund	none	none
Fidelity Freedom 2030 Fund	none	none
Fidelity Freedom 2035 Fund	none	none
Fidelity Freedom 2040 Fund	none	none
Fidelity Freedom 2045 Fund	none	none
Fidelity Freedom 2050 Fund	none	none
Fidelity Freedom 2055 Fund	none	none
Fidelity Freedom 2060 Fund	none	none
Fidelity Freedom Income Fund	none	none
Fidelity Freedom Index 2005 Fund	none	none
Fidelity Freedom Index 2010 Fund	none	none
Fidelity Freedom Index 2015 Fund	none	none
Fidelity Freedom Index 2020 Fund	none	none
Fidelity Freedom Index 2025 Fund	none	none
Fidelity Freedom Index 2030 Fund	none	none
Fidelity Freedom Index 2035 Fund	none	none
Fidelity Freedom Index 2040 Fund	none	none
Fidelity Freedom Index 2045 Fund	none	none
Fidelity Freedom Index 2050 Fund	none	none
Fidelity Freedom Index 2055 Fund	none	none
Fidelity Freedom Index 2060 Fund	none	none
Fidelity Freedom Index Income Fund	none	none
Fidelity Freedom K® 2005 Fund	none	none
Fidelity Freedom K® 2010 Fund	none	none
Fidelity Freedom K® 2015 Fund	none	none
Fidelity Freedom K® 2020 Fund	none	none
Fidelity Freedom K® 2025 Fund	none	none
Fidelity Freedom K® 2030 Fund	none	none
Fidelity Freedom K® 2035 Fund	none	none
Fidelity Freedom K® 2040 Fund	none	none
Fidelity Freedom K® 2045 Fund	none	none
Fidelity Freedom K® 2050 Fund	none	none
Fidelity Freedom K® 2055 Fund	none	none
Fidelity Freedom K® 2060 Fund	none	none
Fidelity Freedom K® Income Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

[1]	Ms. McAuliffe was appointed an Advisory Board Member of the trust effective August 1, 2016. Dollar range of fund shares for Ms. McAuliffe are as of July 31, 2016.

INDEPENDENT NOMINEES

Dollar range of fund shares as of June 30, 2016	Elizabeth S. Acton	John Engler	Albert R. Gamper, Jr.	Robert F. Gartland	Arthur E. Johnson
FIDELITY ABERDEEN STREET TRUST:
Fidelity Advisor Freedom 2005 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2010 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2015 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2020 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2025 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2030 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2035 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2040 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2045 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2050 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2055 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2060 Fund	none	none	none	none	none
Fidelity Advisor Freedom Income Fund	none	none	none	none	none
Fidelity Four-in-One Index Fund	none	none	none	over $100,000	none
Fidelity Freedom 2005 Fund	none	none	none	none	none
Fidelity Freedom 2010 Fund	none	none	none	none	none
Fidelity Freedom 2015 Fund	none	none	none	none	none
Fidelity Freedom 2020 Fund	none	none	none	none	none
Fidelity Freedom 2025 Fund	none	none	none	none	none
Fidelity Freedom 2030 Fund	none	none	none	none	none
Fidelity Freedom 2035 Fund	none	none	none	none	none
Fidelity Freedom 2040 Fund	none	none	none	none	none
Fidelity Freedom 2045 Fund	none	none	none	none	none
Fidelity Freedom 2050 Fund	none	none	none	over $100,000	none
Fidelity Freedom 2055 Fund	none	none	none	none	none
Fidelity Freedom 2060 Fund	none	none	none	none	none
Fidelity Freedom Income Fund	none	none	none	none	none
Fidelity Freedom Index 2005 Fund	none	none	none	none	none
Fidelity Freedom Index 2010 Fund	none	none	none	none	none
Fidelity Freedom Index 2015 Fund	none	none	none	none	none
Fidelity Freedom Index 2020 Fund	none	none	none	none	none
Fidelity Freedom Index 2025 Fund	none	none	none	none	none
Fidelity Freedom Index 2030 Fund	none	none	none	none	none
Fidelity Freedom Index 2035 Fund	none	none	none	none	none
Fidelity Freedom Index 2040 Fund	none	none	none	none	none
Fidelity Freedom Index 2045 Fund	none	none	none	none	none
Fidelity Freedom Index 2050 Fund	none	none	none	none	none
Fidelity Freedom Index 2055 Fund	none	none	none	none	none
Fidelity Freedom Index 2060 Fund	none	none	none	none	none
Fidelity Freedom Index Income Fund	none	none	none	none	none
Fidelity Freedom K® 2005 Fund	none	none	none	none	none
Fidelity Freedom K® 2010 Fund	none	none	none	none	none
Fidelity Freedom K® 2015 Fund	none	none	none	none	none
Fidelity Freedom K® 2020 Fund	none	none	none	none	none
Fidelity Freedom K® 2025 Fund	none	none	none	none	none
Fidelity Freedom K® 2030 Fund	none	none	none	none	none
Fidelity Freedom K® 2035 Fund	none	none	none	none	none
Fidelity Freedom K® 2040 Fund	none	none	none	none	none
Fidelity Freedom K® 2045 Fund	none	none	none	none	none
Fidelity Freedom K® 2050 Fund	none	none	none	none	none
Fidelity Freedom K® 2055 Fund	none	none	none	none	none
Fidelity Freedom K® 2060 Fund	none	none	none	none	none
Fidelity Freedom K® Income Fund	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

Dollar range of fund shares as of June 30, 2016	Michael E. Kenneally	James H. Keyes	Marie L. Knowles	Mark A. Murray[2]
FIDELITY ABERDEEN STREET TRUST:
Fidelity Advisor Freedom 2005 Fund	none	none	none	none
Fidelity Advisor Freedom 2010 Fund	none	none	none	none
Fidelity Advisor Freedom 2015 Fund	none	none	none	none
Fidelity Advisor Freedom 2020 Fund	none	none	none	none
Fidelity Advisor Freedom 2025 Fund	none	none	none	none
Fidelity Advisor Freedom 2030 Fund	none	none	none	none
Fidelity Advisor Freedom 2035 Fund	none	none	none	none
Fidelity Advisor Freedom 2040 Fund	none	none	none	none
Fidelity Advisor Freedom 2045 Fund	none	none	none	none
Fidelity Advisor Freedom 2050 Fund	none	none	none	none
Fidelity Advisor Freedom 2055 Fund	none	none	none	none
Fidelity Advisor Freedom 2060 Fund	none	none	none	none
Fidelity Advisor Freedom Income Fund	none	none	none	none
Fidelity Four-in-One Index Fund	none	none	none	none
Fidelity Freedom 2005 Fund	none	none	none	none
Fidelity Freedom 2010 Fund	none	none	none	none
Fidelity Freedom 2015 Fund	none	none	none	none
Fidelity Freedom 2020 Fund	none	none	none	none
Fidelity Freedom 2025 Fund	none	none	none	none
Fidelity Freedom 2030 Fund	none	none	none	none
Fidelity Freedom 2035 Fund	none	none	none	none
Fidelity Freedom 2040 Fund	none	none	none	none
Fidelity Freedom 2045 Fund	none	none	none	none
Fidelity Freedom 2050 Fund	none	none	none	none
Fidelity Freedom 2055 Fund	none	none	none	none
Fidelity Freedom 2060 Fund	none	none	none	none
Fidelity Freedom Income Fund	none	none	none	none
Fidelity Freedom Index 2005 Fund	none	none	none	none
Fidelity Freedom Index 2010 Fund	none	none	none	none
Fidelity Freedom Index 2015 Fund	none	none	none	none
Fidelity Freedom Index 2020 Fund	none	none	none	none
Fidelity Freedom Index 2025 Fund	none	none	none	none
Fidelity Freedom Index 2030 Fund	none	none	none	none
Fidelity Freedom Index 2035 Fund	none	none	none	none
Fidelity Freedom Index 2040 Fund	none	none	none	none
Fidelity Freedom Index 2045 Fund	none	none	none	none
Fidelity Freedom Index 2050 Fund	none	none	none	none
Fidelity Freedom Index 2055 Fund	none	none	none	none
Fidelity Freedom Index 2060 Fund	none	none	none	none
Fidelity Freedom Index Income Fund	none	none	none	none
Fidelity Freedom K® 2005 Fund	none	none	none	none
Fidelity Freedom K® 2010 Fund	none	none	none	none
Fidelity Freedom K® 2015 Fund	none	none	none	none
Fidelity Freedom K® 2020 Fund	none	none	none	none
Fidelity Freedom K® 2025 Fund	none	none	none	none
Fidelity Freedom K® 2030 Fund	none	none	none	none
Fidelity Freedom K® 2035 Fund	none	none	none	none
Fidelity Freedom K® 2040 Fund	none	none	none	none
Fidelity Freedom K® 2045 Fund	none	none	none	none
Fidelity Freedom K® 2050 Fund	none	none	none	none
Fidelity Freedom K® 2055 Fund	none	none	none	none
Fidelity Freedom K® 2060 Fund	none	none	none	none
Fidelity Freedom K® Income Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	none

[2]	Mr. Murray was appointed an Advisory Board Member of the trust effective July 1, 2016. Dollar range of fund shares for Mr. Murray are as of July 31, 2016.

APPENDIX H

TRUSTEE COMPENSATION

The following table sets forth information describing the compensation of each Trustee for his or her services, for each fund’s fiscal year end (refer to Appendix B for fiscal year end information) or calendar year ended December 31, 2015, as applicable.

Compensation Table1

AGGREGATE COMPENSATION FROM A FUND	Elizabeth S. Acton	John Engler	Albert R. Gamper, Jr.	Robert F. Gartland
Fidelity Advisor Freedom Income Fund	$123	$117	$128	$118
Fidelity Advisor Freedom 2005 Fund	$117	$111	$122	$112
Fidelity Advisor Freedom 2010 Fund	$317	$302	$330	$303
Fidelity Advisor Freedom 2015 Fund	$727	$692	$757	$696
Fidelity Advisor Freedom 2020 Fund	$1,405	$1,336	$1,460	$1,344
Fidelity Advisor Freedom 2025 Fund	$1,454	$1,382	$1,508	$1,390
Fidelity Advisor Freedom 2030 Fund	$1,419	$1,349	$1,474	$1,357
Fidelity Advisor Freedom 2035 Fund	$1,077	$1,024	$1,119	$1,031
Fidelity Advisor Freedom 2040 Fund	$1,004	$954	$1,044	$960
Fidelity Advisor Freedom 2045 Fund	$545	$518	$565	$521
Fidelity Advisor Freedom 2050 Fund	$402	$382	$417	$384
Fidelity Advisor Freedom 2055 Fund	$124	$118	$128	$119
Fidelity Advisor Freedom 2060 Fund	$5	$4	$5	$4
Fidelity Four-in-One Index Fund	$1,990	$1,898	$2,105	$1,910
Fidelity Freedom Income Fund	$1,112	$1,056	$1,153	$1,063
Fidelity Freedom 2005 Fund	$290	$276	$301	$277
Fidelity Freedom 2010 FundB	$2,200	$2,091	$2,284	$2,104
Fidelity Freedom 2015 Fund	$2,724	$2,589	$2,826	$2,605
Fidelity Freedom 2020 FundC	$5,856	$5,565	$6,072	$5,599
Fidelity Freedom 2025 Fund	$4,211	$4,000	$4,359	$4,025
Fidelity Freedom 2030 FundD	$4,999	$4,750	$5,183	$4,779
Fidelity Freedom 2035 Fund	$2,901	$2,756	$3,007	$2,773
Fidelity Freedom 2040 Fund	$3,155	$2,999	$3,273	$3,017
Fidelity Freedom 2045 Fund	$1,392	$1,322	$1,442	$1,330
Fidelity Freedom 2050 Fund	$1,113	$1,057	$1,152	$1,063
Fidelity Freedom 2055 Fund	$272	$258	$280	$260
Fidelity Freedom 2060 Fund	$11	$11	$11	$11
Fidelity Freedom Index Income Fund	$119	$113	$122	$113
Fidelity Freedom Index 2005 Fund	$36	$35	$38	$35
Fidelity Freedom Index 2010 Fund	$221	$210	$229	$211
Fidelity Freedom Index 2015 Fund	$433	$411	$447	$413
Fidelity Freedom Index 2020 Fund	$1,207	$1,145	$1,243	$1,152
Fidelity Freedom Index 2025 Fund	$859	$815	$884	$820
Fidelity Freedom Index 2030 Fund	$1,100	$1,044	$1,133	$1,050
Fidelity Freedom Index 2035 Fund	$638	$605	$657	$609
Fidelity Freedom Index 2040 Fund	$758	$719	$780	$723
Fidelity Freedom Index 2045 Fund	$388	$368	$399	$370
Fidelity Freedom Index 2050 Fund	$379	$359	$389	$361
Fidelity Freedom Index 2055 Fund	$105	$99	$107	$100
Fidelity Freedom Index 2060 Fund	$5	$5	$5	$5
Fidelity Freedom K® Income Fund	$869	$826	$903	$831
Fidelity Freedom K® 2005 Fund	$211	$200	$218	$201
Fidelity Freedom K® 2010 Fund	$1,567	$1,490	$1,632	$1,499
Fidelity Freedom K® 2015 Fund	$2,906	$2,763	$3,023	$2,780
Fidelity Freedom K® 2020 Fund	$7,919	$7,526	$8,210	$7,571
Fidelity Freedom K® 2025 Fund	$6,043	$5,740	$6,251	$5,774
Fidelity Freedom K® 2030 Fund	$7,343	$6,977	$7,608	$7,019
Fidelity Freedom K® 2035 Fund	$4,719	$4,483	$4,885	$4,510
Fidelity Freedom K® 2040 Fund	$5,050	$4,798	$5,230	$4,827
Fidelity Freedom K® 2045 Fund	$2,849	$2,705	$2,943	$2,721
Fidelity Freedom K® 2050 Fund	$2,352	$2,233	$2,428	$2,247
Fidelity Freedom K® 2055 Fund	$529	$501	$541	$504
Fidelity Freedom K® 2060 Fund	$17	$16	$17	$16
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$421,167	$406,167	$467,000	$408,667

AGGREGATE COMPENSATION FROM A FUND	Arthur E. Johnson	Michael E. Kenneally	James H. Keyes	Marie L. Knowles	Mark A. Murray[2]
Fidelity Advisor Freedom Income Fund	$127	$118	$126	$148	$0
Fidelity Advisor Freedom 2005 Fund	$120	$112	$119	$140	$0
Fidelity Advisor Freedom 2010 Fund	$326	$303	$323	$379	$0
Fidelity Advisor Freedom 2015 Fund	$748	$696	$741	$869	$0
Fidelity Advisor Freedom 2020 Fund	$1,445	$1,344	$1,432	$1,680	$0
Fidelity Advisor Freedom 2025 Fund	$1,497	$1,390	$1,481	$1,741	$0
Fidelity Advisor Freedom 2030 Fund	$1,460	$1,357	$1,446	$1,697	$0
Fidelity Advisor Freedom 2035 Fund	$1,109	$1,031	$1,098	$1,289	$0
Fidelity Advisor Freedom 2040 Fund	$1,033	$960	$1,023	$1,200	$0
Fidelity Advisor Freedom 2045 Fund	$560	$521	$555	$652	$0
Fidelity Advisor Freedom 2050 Fund	$414	$384	$410	$482	$0
Fidelity Advisor Freedom 2055 Fund	$128	$119	$126	$150	$0
Fidelity Advisor Freedom 2060 Fund	$5	$4	$5	$6	$0
Fidelity Four-in-One Index Fund	$2,043	$1,910	$2,037	$2,267	$0
Fidelity Freedom Income Fund	$1,144	$1,063	$1,133	$1,332	$0
Fidelity Freedom 2005 Fund	$299	$277	$296	$348	$0
Fidelity Freedom 2010 FundB	$2,264	$2,104	$2,242	$2,634	$0
Fidelity Freedom 2015 Fund	$2,804	$2,605	$2,775	$3,261	$0
Fidelity Freedom 2020 FundC	$6,028	$5,599	$5,966	$7,014	$0
Fidelity Freedom 2025 Fund	$4,336	$4,025	$4,288	$5,049	$0
Fidelity Freedom 2030 FundD	$5,146	$4,779	$5,093	$5,986	$0
Fidelity Freedom 2035 Fund	$2,986	$2,773	$2,955	$3,474	$0
Fidelity Freedom 2040 Fund	$3,248	$3,017	$3,215	$3,776	$0
Fidelity Freedom 2045 Fund	$1,433	$1,330	$1,418	$1,668	$0
Fidelity Freedom 2050 Fund	$1,145	$1,063	$1,133	$1,333	$0
Fidelity Freedom 2055 Fund	$281	$260	$277	$328	$0
Fidelity Freedom 2060 Fund	$12	$11	$11	$14	$0
Fidelity Freedom Index Income Fund	$122	$113	$121	$143	$0
Fidelity Freedom Index 2005 Fund	$38	$35	$37	$44	$0
Fidelity Freedom Index 2010 Fund	$228	$211	$225	$265	$0
Fidelity Freedom Index 2015 Fund	$446	$413	$440	$520	$0
Fidelity Freedom Index 2020 Fund	$1,244	$1,152	$1,228	$1,452	$0
Fidelity Freedom Index 2025 Fund	$885	$820	$873	$1,034	$0
Fidelity Freedom Index 2030 Fund	$1,133	$1,050	$1,119	$1,323	$0
Fidelity Freedom Index 2035 Fund	$657	$609	$649	$767	$0
Fidelity Freedom Index 2040 Fund	$781	$723	$770	$912	$0
Fidelity Freedom Index 2045 Fund	$400	$370	$395	$468	$0
Fidelity Freedom Index 2050 Fund	$390	$361	$385	$457	$0
Fidelity Freedom Index 2055 Fund	$108	$100	$106	$127	$0
Fidelity Freedom Index 2060 Fund	$5	$5	$5	$7	$0
Fidelity Freedom K® Income Fund	$894	$831	$886	$1,040	$0
Fidelity Freedom K® 2005 Fund	$217	$201	$215	$252	$0
Fidelity Freedom K® 2010 Fund	$1,611	$1,499	$1,598	$1,872	$0
Fidelity Freedom K® 2015 Fund	$2,989	$2,780	$2,963	$3,473	$0
Fidelity Freedom K® 2020 Fund	$8,151	$7,571	$8,067	$9,490	$0
Fidelity Freedom K® 2025 Fund	$6,222	$5,774	$6,152	$7,250	$0
Fidelity Freedom K® 2030 Fund	$7,559	$7,019	$7,480	$8,800	$0
Fidelity Freedom K® 2035 Fund	$4,858	$4,510	$4,805	$5,655	$0
Fidelity Freedom K® 2040 Fund	$5,199	$4,827	$5,143	$6,053	$0
Fidelity Freedom K® 2045 Fund	$2,934	$2,721	$2,900	$3,419	$0
Fidelity Freedom K® 2050 Fund	$2,423	$2,247	$2,394	$2,827	$0
Fidelity Freedom K® 2055 Fund	$545	$504	$537	$640	$0
Fidelity Freedom K® 2060 Fund	$18	$16	$17	$22	$0
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$429,500	$408,667	$436,167	$478,000	$0

[1]	Abigail P. Johnson and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity.

[2]	Mr. Murray serves as an Advisory Board Member of Fidelity Aberdeen Street Trust effective July 1, 2016.

A	Reflects compensation received for the calendar year ended December 31, 2015 for 234 funds of 32 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: John Engler, $139,343; Robert F. Gartland, $180,000; and Michael E. Kenneally, $120,000.

B	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: John Engler, $1,880; Robert F. Gartland, $1,643; and Michael E. Kenneally, $1,095.

C	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: John Engler, $5,004; Robert F. Gartland, $4,369; and Michael E. Kenneally, $2,913.

D	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: John Engler, $4,272; Robert F. Gartland, $3,729; and Michael E. Kenneally, $2,486.

APPENDIX I

Fixed Income And Asset Allocation Funds

Governance And Nominating Committee Charter

I. Background

The investment companies managed by Fidelity Management & Research Company or its affiliates (collectively, “FMR”) or Geode Capital Management, LLC comprising the Fixed Income and Asset Allocation Funds of the Fidelity Funds are referred to as the “Funds”1; the Boards of Trustees of the Funds are referred to collectively as the “Board of Trustees” and the members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and committees of the Boards of Trustees are referred to as “Board Committees.” The Board of Trustees, including at least a majority of the Independent Trustees, have adopted this Charter, which may from time to time be amended or supplemented by vote of Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee.

II. Organization

This Section II describes the organization and governance functions of the Governance and Nominating Committee (the “Committee”).

A. Composition of the Committee

The Committee shall be comprised solely of Independent Trustees and will have not less than three members. The members of the Committee will be determined annually, other than the Chair of the Committee, by vote of the Independent Trustees upon the recommendation of the Committee.

B. Chair; Functions of the Chair

The Chair of the Committee (the “Chair”) shall be an Independent Trustee and shall serve as lead Independent Trustee. The Chair shall be elected by majority vote of the Independent Trustees, and shall serve for a term of three years, subject to extension on a year-to-year basis by vote of the Independent Trustees. In the absence of such Chair and any Vice Chair, a majority of the members of the Committee may designate an acting Chair of the Committee (who shall also in such circumstances be the acting lead Independent Trustee). Following the expiration of the Chair’s term, he or she shall retire from the Committee for at least one year.

The Chair shall have the following responsibilities:

(1) The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas. The Vice Chair, if any, or in such Vice Chair’s absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

(2) The Chair shall serve as Chair of the Operations Committee.

(3) The Chair shall serve as the principal liaison between the Independent Trustees and the management of FMR.

(4) At meetings of the Operations Committee or the full Board of Trustees, the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

(5) The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

(6) The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

C. Meetings and Procedures of the Committee

(1) The Committee may determine its own rules of procedure, which shall be consistent with the Declaration of Trust of each Fund (or other charter document of the Fund), the Bylaws of such Fund and this Charter. The Committee shall meet at least four times annually or more frequently as circumstances require. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(2) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

[1]	The term “Funds” includes the investment-grade bond funds, the money market funds, the asset allocation funds and certain equity funds. The term “Funds” does not include any fund not overseen by the Board of Trustees.

(3) The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. No subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee or the Independent Trustees as a whole.

(4) The Committee may request that any trustees, officers or employees of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(5) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of each Fund and delivered to the Board of Trustees, including a description of all actions taken by the Committee.

D. Consultants; Investigations and Studies; Outside Advisers

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisers as it deems necessary.

E. Particular Actions of the Committee

The Committee will:

(1) Periodically review Board and Committee procedures and Committee Charters.

(2) Periodically review Trustee compensation, and recommend any changes deemed by the Committee to be appropriate.

(3) Monitor corporate governance matters and make recommendations to the Board.

(4) Make recommendations on the frequency and structure of Board of Trustees meetings.

(5) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(6) Make recommendations as to the size and members, the chair, vice chair if any, of each standing or ad hoc Board Committee. The chair and, unless such Committee is not a committee comprised of all Independent Trustees, the members of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. It is anticipated that members and chairs of any Committee will be designated annually (other than the Chairs of the Board Committees), with the chairs periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(7) Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(8) Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

(9) Act as administrative committee under the Funds’ fee deferral plan for Independent Trustees.

(10) Monitor the performance of legal counsel employed by the Funds and the Independent Trustees, and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and Fidelity. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

(11) Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

(12) Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

(13) Monitor the functioning of the Board and Independent Trustees Committees and make recommendations for any changes, including the creation or elimination of such standing or ad hoc Committees.

(14) Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The Committee will meet with the Independent Trustees at least once a year to discuss matters relating to Fund governance.

(15) Recommend that the Board or the Independent Trustees establish such special or ad hoc Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board or of the Independent Trustees, or any individual trustee, to make such a recommendation at any time.

F. Self-Evaluation of the Board of Trustees

The Committee shall be responsible for overseeing the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function. The Chair shall, or shall appoint an Independent Trustee to, conduct the annual self-evaluation.

In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance.

The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

G. Evaluation of the Continuing Participation of Independent Trustees

The Committee shall be responsible to assess whether any Independent Trustee, based on his or her continuing interest and commitment or level of participation, or on other specific and relevant reasons, in respect of the Funds, should not stand for election to the Board of Trustees at the next annual meeting of any Funds or, if no such annual meeting is scheduled for that year, should retire from the Board of Trustees within an appropriate time.

If the Committee determines that there is a reasonable basis, in its view, for concern about a particular Independent Trustee (an “Identified Trustee”), the Committee, under the leadership of the Chair, shall consult with each other Independent Trustee, including the Identified Trustee, as to the bases for the Committee’s concern, and the Committee thereafter shall take such action or make such suggestions as appropriate, including privately suggesting that such Independent Trustee retire, provided that no Independent Trustee shall be formally asked to retire from the Board of Trustees unless all other Independent Trustees unanimously agree.

III. Nominating Committee Function

This Section III describes the nominating committee functions of the Committee.

A. Identification of Candidates

The Committee will:

(1) Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(2) Periodically review the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(3) Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

(4) Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. Any Advisory Board shall be distinct from the Board of Trustees and shall serve such advisory functions as to investments and such other roles as may be designated by the Board of Trustees, but shall have no power to determine that any security or other investment shall be purchased or sold by any fund. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

(5) Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

B. Selection of the Chair, etc.

(1) The Committee will establish from time to time and as appropriate a procedure to choose a successor to the Chair with the objective that such successor shall be designated by a majority of the Independent Trustees as the Vice Chair of the Committee not later than one year before the expiration of the Chair’s term in order that there will be an orderly transition between them.

(2) Such Vice Chair shall serve such functions as may from time to time be designated by the Chair, and shall preside in such Chair’s absence.

(3) In the event of the death, incapacity or resignation of the Chair, the Vice Chair (if any) shall become the Chair without further action of the Committee or the Independent Trustees, and, in the absence of a Vice Chair, the remaining members of the Committee shall designate an acting Chair and initiate promptly a procedure to choose a successor Chair (who may be the acting Chair) by the vote of a majority of the Independent Trustees.

Amended at Trustees Meeting on November 19, 2015.

APPENDIX J

Fees billed by PwC or Deloitte Entities in each of the last two fiscal years for services rendered to each fund are shown in the table below. Appendix B identifies the independent registered public accounting firm for each fund.

March 31, 2016A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Freedom 2005 Fund	$22,000	–	$5,100	$600
Fidelity Advisor Freedom 2010 Fund	$22,000	–	$5,100	$600
Fidelity Advisor Freedom 2015 Fund	$22,000	–	$5,100	$600
Fidelity Advisor Freedom 2020 Fund	$22,000	–	$5,100	$600
Fidelity Advisor Freedom 2025 Fund	$22,000	–	$5,100	$600
Fidelity Advisor Freedom 2030 Fund	$22,000	–	$5,100	$600
Fidelity Advisor Freedom 2035 Fund	$22,000	–	$5,100	$600
Fidelity Advisor Freedom 2040 Fund	$22,000	–	$5,100	$600
Fidelity Advisor Freedom 2045 Fund	$22,000	–	$5,100	$600
Fidelity Advisor Freedom 2050 Fund	$22,000	–	$5,100	$600
Fidelity Advisor Freedom 2055 Fund	$22,000	–	$5,100	$600
Fidelity Advisor Freedom 2060 Fund	$22,000	–	$5,100	$600
Fidelity Advisor Freedom Income Fund	$22,000	–	$5,100	$600
Fidelity Freedom 2005 Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom 2010 Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom 2015 Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom 2020 Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom 2025 Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom 2030 Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom 2035 Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom 2040 Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom 2045 Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom 2050 Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom 2055 Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom 2060 Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom Income Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom Index 2005 Fund	$22,000	–	$4,900	$600
Fidelity Freedom Index 2010 Fund	$22,000	–	$4,900	$600
Fidelity Freedom Index 2015 Fund	$22,000	–	$4,900	$600
Fidelity Freedom Index 2020 Fund	$22,000	–	$4,900	$600
Fidelity Freedom Index 2025 Fund	$22,000	–	$4,900	$600
Fidelity Freedom Index 2030 Fund	$22,000	–	$4,900	$600
Fidelity Freedom Index 2035 Fund	$22,000	–	$4,900	$600
Fidelity Freedom Index 2040 Fund	$22,000	–	$4,900	$600
Fidelity Freedom Index 2045 Fund	$22,000	–	$4,900	$600
Fidelity Freedom Index 2050 Fund	$22,000	–	$4,900	$600
Fidelity Freedom Index 2055 Fund	$22,000	–	$4,900	$600
Fidelity Freedom Index 2060 Fund	$21,000	–	$5,100	$600
Fidelity Freedom Index Income Fund	$28,000	–	$4,900	$600
Fidelity Freedom K® 2005 Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom K® 2010 Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom K® 2015 Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom K® 2020 Fund	$26,000	–	$3,100	$1,300

March 31, 2016A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Freedom K® 2025 Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom K® 2030 Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom K® 2035 Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom K® 2040 Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom K® 2045 Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom K® 2050 Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom K® 2055 Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom K® 2060 Fund	$26,000	–	$3,100	$1,300
Fidelity Freedom K® Income Fund	$26,000	–	$3,100	$1,300

March 31, 2015A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Freedom 2005 Fund	$20,000	–	$4,700	$600
Fidelity Advisor Freedom 2010 Fund	$20,000	–	$4,700	$600
Fidelity Advisor Freedom 2015 Fund	$20,000	–	$4,700	$600
Fidelity Advisor Freedom 2020 Fund	$20,000	–	$4,700	$600
Fidelity Advisor Freedom 2025 Fund	$20,000	–	$4,700	$600
Fidelity Advisor Freedom 2030 Fund	$20,000	–	$4,700	$600
Fidelity Advisor Freedom 2035 Fund	$20,000	–	$4,700	$600
Fidelity Advisor Freedom 2040 Fund	$20,000	–	$4,700	$600
Fidelity Advisor Freedom 2045 Fund	$21,000	–	$5,800	$600
Fidelity Advisor Freedom 2050 Fund	$21,000	–	$5,800	$600
Fidelity Advisor Freedom 2055 Fund	$20,000	–	$4,700	$600
Fidelity Advisor Freedom 2060 Fund[1]	$15,000	–	$4,700	$400
Fidelity Advisor Freedom Income Fund	$20,000	–	$4,700	$600
Fidelity Freedom 2005 Fund	$22,000	–	$2,600	–
Fidelity Freedom 2010 Fund	$22,000	–	$2,600	–
Fidelity Freedom 2015 Fund	$22,000	–	$2,600	–
Fidelity Freedom 2020 Fund	$22,000	–	$2,600	–
Fidelity Freedom 2025 Fund	$22,000	–	$2,600	–
Fidelity Freedom 2030 Fund	$22,000	–	$2,500	–
Fidelity Freedom 2035 Fund	$22,000	–	$2,500	–
Fidelity Freedom 2040 Fund	$22,000	–	$2,500	–
Fidelity Freedom 2045 Fund	$22,000	–	$2,500	–
Fidelity Freedom 2050 Fund	$22,000	–	$2,600	–
Fidelity Freedom 2055 Fund	$24,000	–	$2,600	–
Fidelity Freedom 2060 Fund[1]	$16,000	–	$2,500	–
Fidelity Freedom Income Fund	$23,000	–	$2,600	–
Fidelity Freedom Index 2005 Fund	$17,000	–	$4,900	$600
Fidelity Freedom Index 2010 Fund	$17,000	–	$4,700	$600
Fidelity Freedom Index 2015 Fund	$17,000	–	$4,700	$600
Fidelity Freedom Index 2020 Fund	$17,000	–	$4,700	$600
Fidelity Freedom Index 2025 Fund	$17,000	–	$4,700	$600
Fidelity Freedom Index 2030 Fund	$17,000	–	$4,700	$600
Fidelity Freedom Index 2035 Fund	$17,000	–	$4,700	$600
Fidelity Freedom Index 2040 Fund	$17,000	–	$4,700	$600

March 31, 2015A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Freedom Index 2045 Fund	$17,000	–	$5,000	$600
Fidelity Freedom Index 2050 Fund	$17,000	–	$4,700	$600
Fidelity Freedom Index 2055 Fund	$17,000	–	$4,700	$600
Fidelity Freedom Index 2060 Fund[1]	$12,000	–	$4,700	$400
Fidelity Freedom Index Income Fund	$17,000	–	$4,700	$600
Fidelity Freedom K® 2005 Fund	$22,000	–	$2,600	–
Fidelity Freedom K® 2010 Fund	$22,000	–	$2,600	–
Fidelity Freedom K® 2015 Fund	$22,000	–	$2,600	–
Fidelity Freedom K® 2020 Fund	$22,000	–	$2,600	–
Fidelity Freedom K® 2025 Fund	$22,000	–	$2,600	–
Fidelity Freedom K® 2030 Fund	$22,000	–	$2,600	–
Fidelity Freedom K® 2035 Fund	$22,000	–	$2,600	–
Fidelity Freedom K® 2040 Fund	$22,000	–	$2,600	–
Fidelity Freedom K® 2045 Fund	$22,000	–	$2,600	–
Fidelity Freedom K® 2050 Fund	$22,000	–	$2,600	–
Fidelity Freedom K® 2055 Fund	$24,000	–	$2,600	–
Fidelity Freedom K® 2060 Fund[1]	$16,000	–	$2,500	–
Fidelity Freedom K® Income Fund	$22,000	–	$2,600	–

February 29, 2016A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Four-in-One Index Fund	$22,000	–	$2,800	$1,500

February 28, 2015A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Four-in-One Index Fund	$20,000	–	$2,400	–

A	Amounts may reflect rounding.

[1]	Fidelity Advisor Freedom 2060 Fund, Fidelity Freedom 2060 Fund, Fidelity Freedom K® 2060 Fund, and Fidelity Freedom Index 2060 Fund commenced operations on August 5, 2014.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX K

Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in the table below.

March 31, 2016 feesA	Audit-Related Fees		Tax Fees	All Other Fees
PwC	$5,695,000		–	–
Deloitte Entities	$40,000		$10,000	–

March 31, 2015 feesA	Audit-Related Fees		Tax Fees	All Other Fees
PwC	$5,900,000	B	–	–
Deloitte Entities	–		–	$220,000	C

February 29, 2016 feesA	Audit-Related Fees		Tax Fees	All Other Fees
PwC	$5,695,000		–	–

February 28, 2015 feesA	Audit-Related Fees		Tax Fees	All Other Fees
PwC	$5,900,000		–	–

A	Amounts may reflect rounding.

B	May include amounts billed prior to the Fidelity Freedom 2060 Fund and Fidelity Freedom K® 2060 Fund’s commencement operations.

C	May include amounts billed prior to the Fidelity Advisor Freedom 2060 Fund and Fidelity Freedom Index 2060 Fund’s commencement operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX L

Aggregate non-audit fees billed by PwC or Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds are shown below.

Fiscal Year End/Firm	Aggregate Non-Audit Fees
March 31, 2016A
PwC	$6,205,000
Deloitte Entities	$240,000

March 31, 2015A, B, C
PwC	$8,155,000
Deloitte Entities	$1,505,000

February 29, 2016A
PwC	$6,095,000

February 28, 2015A
PwC	$8,100,000

A	Aggregate amounts may reflect rounding.

B	May include amounts billed prior to the Fidelity Advisor Freedom 2060 Fund, Fidelity Freedom Index 2060 Fund, Fidelity Freedom 2060 Fund and Fidelity Freedom K® 2060 Fund’s commencement operations.

C	Reflects current period presentation.

APPENDIX M

The table below shows the aggregate amount paid to FMRC under the Current Advisory Contract for the fiscal year ended March 31, 2016, the amount FMRC would have been paid for the period if the New Advisory Contract had been in effect, and the difference between the two, expressed as a percentage of the aggregate amount paid under the Current Advisory Contract.

Funds	Aggregate Amount Paid Under Current Advisory Contract	Aggregate Amount Paid Under New Advisory Contract	% Difference
Fidelity Advisor Freedom 2005 Fund	$0	$1,211,429	N/A
Fidelity Advisor Freedom 2010 Fund	$0	$3,548,367	N/A
Fidelity Advisor Freedom 2015 Fund	$0	$8,763,386	N/A
Fidelity Advisor Freedom 2020 Fund	$0	$18,245,590	N/A
Fidelity Advisor Freedom 2025 Fund	$0	$20,240,470	N/A
Fidelity Advisor Freedom 2030 Fund	$0	$20,965,494	N/A
Fidelity Advisor Freedom 2035 Fund	$0	$16,707,050	N/A
Fidelity Advisor Freedom 2040 Fund	$0	$15,534,464	N/A
Fidelity Advisor Freedom 2045 Fund	$0	$8,459,991	N/A
Fidelity Advisor Freedom 2050 Fund	$0	$6,265,489	N/A
Fidelity Advisor Freedom 2055 Fund	$0	$1,970,099	N/A
Fidelity Advisor Freedom 2060 Fund	$0	$79,871	N/A
Fidelity Advisor Freedom Income Fund	$0	$1,218,145	N/A
Fidelity Freedom 2005 Fund	$0	$3,011,818	N/A
Fidelity Freedom 2010 Fund	$0	$24,713,765	N/A
Fidelity Freedom 2015 Fund	$0	$33,032,031	N/A
Fidelity Freedom 2020 Fund	$0	$76,381,988	N/A
Fidelity Freedom 2025 Fund	$0	$58,848,462	N/A
Fidelity Freedom 2030 Fund	$0	$74,171,699	N/A
Fidelity Freedom 2035 Fund	$0	$45,164,211	N/A
Fidelity Freedom 2040 Fund	$0	$49,012,494	N/A
Fidelity Freedom 2045 Fund	$0	$21,706,823	N/A
Fidelity Freedom 2050 Fund	$0	$17,356,702	N/A
Fidelity Freedom 2055 Fund	$0	$4,317,049	N/A
Fidelity Freedom 2060 Fund	$0	$193,887	N/A
Fidelity Freedom Income Fund	$0	$10,934,623	N/A
Fidelity Freedom K® 2005 Fund	$0	$1,932,283	N/A
Fidelity Freedom K® 2010 Fund	$0	$15,307,196	N/A
Fidelity Freedom K® 2015 Fund	$0	$30,601,397	N/A
Fidelity Freedom K® 2020 Fund	$0	$89,796,185	N/A
Fidelity Freedom K® 2025 Fund	$0	$73,299,722	N/A
Fidelity Freedom K® 2030 Fund	$0	$94,233,220	N/A
Fidelity Freedom K® 2035 Fund	$0	$63,450,505	N/A
Fidelity Freedom K® 2040 Fund	$0	$67,875,340	N/A
Fidelity Freedom K® 2045 Fund	$0	$38,467,365	N/A
Fidelity Freedom K® 2050 Fund	$0	$31,867,429	N/A
Fidelity Freedom K® 2055 Fund	$0	$7,303,139	N/A
Fidelity Freedom K® 2060 Fund	$0	$267,347	N/A
Fidelity Freedom K® Income Fund	$0	$7,564,131	N/A

APPENDIX N

The following tables describe the fees and expenses that may be incurred when you buy and hold shares of each of the funds. Each table of annual operating expenses provided below compares the expenses paid by each of the funds and classes, as applicable, during the fiscal year ended March 31, 2016, to the expenses that would have been paid during the same period if the New Advisory Contract has been in effect.

Fidelity Advisor Freedom Funds – Annual Operating Expenses

Fund	Class A Current Expenses	Class A Proposed Expenses	Class T Current Expenses	Class T Proposed Expenses	Class C Current Expenses	Class C Proposed Expenses	Class I Current Expenses	Class I Proposed Expenses
Advisor Freedom Income Fund
Management Fee	None	0.47%	None	0.47%	None	0.47%	None	0.47%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.49%	0.00%	0.49%	0.00%	0.49%	0.00%	0.49%	0.00%

Total annual operating expenses	0.74%	0.72%	0.99%	0.97%	1.49%	1.47%	0.49%	0.47%

Advisor Freedom 2005 Fund
Management Fee	None	0.51%	None	0.51%	None	0.51%	None	0.51%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.55%	0.00%	0.55%	0.00%	0.55%	0.00%	0.55%	0.00%

Total annual operating expenses	0.80%	0.76%	1.05%	1.01%	1.55%	1.51%	0.55%	0.51%

Advisor Freedom 2010 Fund
Management Fee	None	0.55%	None	0.55%	None	0.55%	None	0.55%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.60%	0.00%	0.60%	0.00%	0.60%	0.00%	0.60%	0.00%

Total annual operating expenses	0.85%	0.80%	1.10%	1.05%	1.60%	1.55%	0.60%	0.55%

Advisor Freedom 2015 Fund
Management Fee	None	0.59%	None	0.59%	None	0.59%	None	0.59%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.64%	0.00%	0.64%	0.00%	0.64%	0.00%	0.64%	0.00%

Total annual operating expenses	0.89%	0.84%	1.14%	1.09%	1.64%	1.59%	0.64%	0.59%

Advisor Freedom 2020 Fund
Management Fee	None	0.63%	None	0.63%	None	0.63%	None	0.63%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.66%	0.00%	0.66%	0.00%	0.66%	0.00%	0.66%	0.00%

Total annual operating expenses	0.91%	0.88%	1.16%	1.13%	1.66%	1.63%	0.66%	0.63%

Advisor Freedom 2025 Fund
Management Fee	None	0.67%	None	0.67%	None	0.67%	None	0.67%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.69%	0.00%	0.69%	0.00%	0.69%	0.00%	0.69%	0.00%

Total annual operating expenses	0.94%	0.92%	1.19%	1.17%	1.69%	1.67%	0.69%	0.67%

Advisor Freedom 2030 Fund
Management Fee	None	0.71%	None	0.71%	None	0.71%	None	0.71%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.74%	0.00%	0.74%	0.00%	0.74%	0.00%	0.74%	0.00%

Total annual operating expenses	0.99%	0.96%	1.24%	1.21%	1.74%	1.71%	0.74%	0.71%

Advisor Freedom 2035 Fund
Management Fee	None	0.75%	None	0.75%	None	0.75%	None	0.75%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%

Total annual operating expenses	1.02%	1.00%	1.27%	1.25%	1.77%	1.75%	0.77%	0.75%

Fund	Class A Current Expenses	Class A Proposed Expenses	Class T Current Expenses	Class T Proposed Expenses	Class C Current Expenses	Class C Proposed Expenses	Class I Current Expenses	Class I Proposed Expenses
Advisor Freedom 2040 Fund
Management Fee	None	0.75%	None	0.75%	None	0.75%	None	0.75%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%

Total annual operating expenses	1.02%	1.00%	1.27%	1.25%	1.77%	1.75%	0.77%	0.75%

Advisor Freedom 2045 Fund
Management Fee	None	0.75%	None	0.75%	None	0.75%	None	0.75%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%

Total annual operating expenses	1.02%	1.00%	1.27%	1.25%	1.77%	1.75%	0.77%	0.75%

Advisor Freedom 2050 Fund
Management Fee	None	0.75%	None	0.75%	None	0.75%	None	0.75%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%

Total annual operating expenses	1.02%	1.00%	1.27%	1.25%	1.77%	1.75%	0.77%	0.75%

Advisor Freedom 2055 Fund
Management Fee	None	0.75%	None	0.75%	None	0.75%	None	0.75%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%

Total annual operating expenses	1.02%	1.00%	1.27%	1.25%	1.77%	1.75%	0.77%	0.75%

Advisor Freedom 2060 Fund
Management Fee	None	0.75%	None	0.75%	None	0.75%	None	0.75%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%

Total annual operating expenses	1.02%	1.00%	1.27%	1.25%	1.77%	1.75%	0.77%	0.75%

The following table illustrates the expenses on a $10,000 investment under fees and expenses stated above, assuming (1) 5% annual return and (2) redemption if you sell all of your shares and if you hold your shares at the end of the time period.

	Class A		Class A		Class T		Class T		Class C		Class C		Class I
Fund	Current		Proposed		Current		Proposed		Current		Proposed		Current	Proposed
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
Advisor Freedom Income Fund

1 year	$646	$646	$644	$644	$447	$447	$445	$445	$252	$152	$250	$150	$50	$48

3 years	$798	$798	$792	$792	$654	$654	$648	$648	$471	$471	$465	$465	$157	$151

5 years	$963	$963	$953	$953	$878	$878	$868	$868	$813	$813	$803	$803	$274	$263

10 years	$1,441	$1,441	$1,418	$1,418	$1,521	$1,521	$1,498	$1,498	$1,779	$1,779	$1,757	$1,757	$616	$591

Advisor Freedom 2005 Fund

1 year	$652	$652	$648	$648	$453	$453	$449	$449	$258	$158	$254	$154	$56	$52

3 years	$816	$816	$804	$804	$672	$672	$660	$660	$490	$490	$477	$477	$176	$164

5 years	$994	$994	$973	$973	$909	$909	$888	$888	$845	$845	$824	$824	$307	$285

10 years	$1,508	$1,508	$1,463	$1,463	$1,588	$1,588	$1,543	$1,543	$1,845	$1,845	$1,802	$1,802	$689	$640

Advisor Freedom 2010 Fund

1 year	$657	$657	$652	$652	$458	$458	$453	$453	$263	$163	$258	$158	$61	$56

3 years	$831	$831	$816	$816	$687	$687	$672	$672	$505	$505	$490	$490	$192	$176

5 years	$1,019	$1,019	$994	$994	$935	$935	$909	$909	$871	$871	$845	$845	$335	$307

10 years	$1,564	$1,564	$1,508	$1,508	$1,643	$1,643	$1,588	$1,588	$1,900	$1,900	$1,845	$1,845	$750	$689

	Class A		Class A		Class T		Class T		Class C		Class C		Class I
Fund	Current		Proposed		Current		Proposed		Current		Proposed		Current	Proposed
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
Advisor Freedom 2015 Fund

1 year	$661	$661	$731	$731	$462	$462	$534	$534	$267	$167	$262	$162	$65	$60

3 years	$843	$843	$1,278	$1,278	$700	$700	$1,136	$1,136	$517	$517	$502	$502	$205	$189

5 years	$1,040	$1,040	$1,869	$1,869	$956	$956	$1,783	$1,783	$892	$892	$866	$866	$357	$329

10 years	$1,608	$1,608	$3,462	$3,462	$1,688	$1,688	$3,512	$3,512	$1,944	$1,944	$1,889	$1,889	$798	$738

Advisor Freedom 2020 Fund

1 year	$663	$663	$660	$660	$464	$464	$461	$461	$269	$169	$266	$166	$67	$64

3 years	$848	$848	$840	$840	$706	$706	$697	$697	$523	$523	$514	$514	$211	$202

5 years	$1,050	$1,050	$1,035	$1,035	$966	$966	$950	$950	$902	$902	$887	$887	$368	$351

10 years	$1,630	$1,630	$1,597	$1,597	$1,710	$1,710	$1,677	$1,677	$1,965	$1,965	$1,933	$1,933	$822	$786

Advisor Freedom 2025 Fund

1 year	$665	$665	$663	$663	$467	$467	$465	$465	$272	$172	$270	$170	$70	$68

3 years	$857	$857	$851	$851	$715	$715	$709	$709	$533	$533	$526	$526	$221	$214

5 years	$1,065	$1,065	$1,055	$1,055	$981	$981	$971	$971	$918	$918	$907	$907	$384	$373

10 years	$1,663	$1,663	$1,641	$1,641	$1,743	$1,743	$1,721	$1,721	$1,998	$1,998	$1,976	$1,976	$859	$835

Advisor Freedom 2030 Fund

1 year	$670	$670	$667	$667	$472	$472	$469	$469	$277	$177	$274	$174	$76	$73

3 years	$872	$872	$863	$863	$730	$730	$721	$721	$548	$548	$539	$539	$237	$227

5 years	$1,091	$1,091	$1,075	$1,075	$1,007	$1,007	$992	$992	$944	$944	$928	$928	$411	$395

10 years	$1,718	$1,718	$1,685	$1,685	$1,797	$1,797	$1,765	$1,765	$2,052	$2,052	$2,019	$2,019	$918	$883

Advisor Freedom 2035 Fund

1 year	$673	$673	$671	$671	$475	$475	$473	$473	$280	$180	$278	$178	$79	$77

3 years	$881	$881	$875	$875	$739	$739	$733	$733	$557	$557	$551	$551	$246	$240

5 years	$1,106	$1,106	$1,096	$1,096	$1,023	$1,023	$1,012	$1,012	$959	$959	$949	$949	$428	$417

10 years	$1,751	$1,751	$1,729	$1,729	$1,830	$1,830	$1,808	$1,808	$2,084	$2,084	$2,062	$2,062	$954	$930

Advisor Freedom 2040 Fund

1 year	$673	$673	$671	$671	$475	$475	$473	$473	$280	$180	$278	$178	$79	$77

3 years	$881	$881	$875	$875	$739	$739	$733	$733	$557	$557	$551	$551	$246	$240

5 years	$1,106	$1,106	$1,096	$1,096	$1,023	$1,023	$1,012	$1,012	$959	$959	$949	$949	$428	$417

10 years	$1,751	$1,751	$1,729	$1,729	$1,830	$1,830	$1,808	$1,808	$2,084	$2,084	$2,062	$2,062	$954	$930

Advisor Freedom 2045 Fund

1 year	$673	$673	$671	$671	$475	$475	$473	$473	$280	$180	$278	$178	$79	$77

3 years	$881	$881	$875	$875	$739	$739	$733	$733	$557	$557	$551	$551	$246	$240

5 years	$1,106	$1,106	$1,096	$1,096	$1,023	$1,023	$1,012	$1,012	$959	$959	$949	$949	$428	$417

10 years	$1,751	$1,751	$1,729	$1,729	$1,830	$1,830	$1,808	$1,808	$2,084	$2,084	$2,062	$2,062	$954	$930

Advisor Freedom 2050 Fund

1 year	$673	$673	$671	$671	$475	$475	$473	$473	$280	$180	$278	$178	$79	$77

3 years	$881	$881	$875	$875	$739	$739	$733	$733	$557	$557	$551	$551	$246	$240

5 years	$1,106	$1,106	$1,096	$1,096	$1,023	$1,023	$1,012	$1,012	$959	$959	$949	$949	$428	$417

10 years	$1,751	$1,751	$1,729	$1,729	$1,830	$1,830	$1,808	$1,808	$2,084	$2,084	$2,062	$2,062	$954	$930

Advisor Freedom 2055 Fund

1 year	$673	$673	$671	$671	$475	$475	$473	$473	$280	$180	$278	$178	$79	$77

3 years	$881	$881	$875	$875	$739	$739	$733	$733	$557	$557	$551	$551	$246	$240

5 years	$1,106	$1,106	$1,096	$1,096	$1,023	$1,023	$1,012	$1,012	$959	$959	$949	$949	$428	$417

10 years	$1,751	$1,751	$1,729	$1,729	$1,830	$1,830	$1,808	$1,808	$2,084	$2,084	$2,062	$2,062	$954	$930

	Class A		Class A		Class T		Class T		Class C		Class C		Class I
Fund	Current		Proposed		Current		Proposed		Current		Proposed		Current	Proposed
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
Advisor Freedom 2060 Fund

1 year	$673	$673	$671	$671	$475	$475	$473	$473	$280	$180	$278	$178	$79	$77

3 years	$881	$881	$875	$875	$739	$739	$733	$733	$557	$557	$551	$551	$246	$240

5 years	$1,106	$1,106	$1,096	$1,096	$1,023	$1,023	$1,012	$1,012	$959	$959	$949	$949	$428	$417

10 years	$1,751	$1,751	$1,729	$1,729	$1,830	$1,830	$1,808	$1,808	$2,084	$2,084	$2,062	$2,062	$954	$930

Fidelity Freedom Funds – Annual Operating Expenses

Fund	Current Expenses	Proposed Expenses
Fidelity Freedom Income Fund
Management Fee	None	0.47%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.49%	0.00%

Total annual operating expenses	0.49%	0.47%

Fidelity Freedom 2005 Fund
Management Fee	None	0.51%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.56%	0.00%

Total annual operating expenses	0.56%	0.51%

Fidelity Freedom 2010 Fund
Management Fee	None	0.55%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.60%	0.00%

Total annual operating expenses	0.60%	0.55%

Fidelity Freedom 2015 Fund
Management Fee	None	0.59%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.64%	0.00%

Total annual operating expenses	0.64%	0.59%

Fidelity Freedom 2020 Fund
Management Fee	None	0.63%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.67%	0.00%

Total annual operating expenses	0.67%	0.63%

Fidelity Freedom 2025 Fund
Management Fee	None	0.67%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.69%	0.00%

Total annual operating expenses	0.69%	0.67%

Fund	Current Expenses	Proposed Expenses
Fidelity Freedom 2030 Fund
Management Fee	None	0.71%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.75%	0.00%

Total annual operating expenses	0.75%	0.71%

Fidelity Freedom 2035 Fund
Management Fee	None	0.75%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.77%	0.00%

Total annual operating expenses	0.77%	0.75%

Fidelity Freedom 2040 Fund
Management Fee	None	0.75%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.77%	0.00%

Total annual operating expenses	0.77%	0.75%

Fidelity Freedom 2045 Fund
Management Fee	None	0.75%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.77%	0.00%

Total annual operating expenses	0.77%	0.75%

Fidelity Freedom 2050 Fund
Management Fee	None	0.75%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.77%	0.00%

Total annual operating expenses	0.77%	0.75%

Fidelity Freedom 2055 Fund
Management Fee	None	0.75%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.77%	0.00%

Total annual operating expenses	0.77%	0.75%

Fidelity Freedom 2060 Fund
Management Fee	None	0.75%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.78%	0.00%

Total annual operating expenses	0.78%	0.75%

The following table illustrates the expenses on a $10,000 investment under fees and expenses stated above, assuming (1) 5% annual return and (2) redemption if you sell all of your shares and if you hold your shares at the end of the time period.

Fund	Current	Proposed
Fidelity Freedom Income Fund

1 year	$50	$48

3 years	$157	$151

5 years	$274	$263

10 years	$616	$591

Fidelity Freedom 2005 Fund

1 year	$57	$52

3 years	$179	$164

5 years	$313	$285

10 years	$701	$640

Fidelity Freedom 2010 Fund

1 year	$61	$56

3 years	$192	$176

5 years	$335	$307

10 years	$750	$689

Fidelity Freedom 2015 Fund

1 year	$65	$60

3 years	$205	$189

5 years	$357	$329

10 years	$798	$738

Fidelity Freedom 2020 Fund

1 year	$68	$64

3 years	$214	$202

5 years	$373	$351

10 years	$835	$786

Fidelity Freedom 2025 Fund

1 year	$70	$68

3 years	$221	$214

5 years	$384	$373

10 years	$859	$835

Fidelity Freedom 2030 Fund

1 year	$77	$73

3 years	$240	$227

5 years	$417	$395

10 years	$930	$883

Fidelity Freedom 2035 Fund

1 year	$79	$77

3 years	$246	$240

5 years	$428	$417

10 years	$954	$930

Fidelity Freedom 2040 Fund

1 year	$79	$77

3 years	$246	$240

5 years	$428	$417

10 years	$954	$930

Fund	Current	Proposed
Fidelity Freedom 2045 Fund

1 year	$79	$77

3 years	$246	$240

5 years	$428	$417

10 years	$954	$930

Fidelity Freedom 2050 Fund

1 year	$79	$77

3 years	$246	$240

5 years	$428	$417

10 years	$954	$930

Fidelity Freedom 2055 Fund

1 year	$79	$77

3 years	$246	$240

5 years	$428	$417

10 years	$954	$930

Fidelity Freedom 2060 Fund

1 year	$80	$77

3 years	$249	$240

5 years	$433	$417

10 years	$966	$930

Fidelity Freedom K® Funds – Annual Operating Expenses

Fund	Current	Proposed
Fidelity Freedom K® Income Fund
Management Fee	None	0.42%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.39%	0.00%

Total annual operating expenses	0.44%	0.42%

Fidelity Freedom K® 2005 Fund
Management Fee	None	0.45%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.44%	0.00%

Total annual operating expenses	0.49%	0.45%

Fidelity Freedom K® 2010 Fund
Management Fee	None	0.48%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.48%	0.00%

Total annual operating expenses	0.53%	0.48%

Fidelity Freedom K® 2015 Fund
Management Fee	None	0.51%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.51%	0.01%

Total annual operating expenses	0.56%	0.52%

Fund	Current	Proposed
Fidelity Freedom K® 2020 Fund
Management Fee	None	0.55%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.53%	0.00%

Total annual operating expenses	0.58%	0.55%

Fidelity Freedom K® 2025 Fund
Management Fee	None	0.58%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.56%	0.00%

Total annual operating expenses	0.61%	0.58%

Fidelity Freedom K® 2030 Fund
Management Fee	None	0.61%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.60%	0.01%

Total annual operating expenses	0.65%	0.62%

Fidelity Freedom K® 2035 Fund
Management Fee	None	0.64%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.62%	0.01%

Total annual operating expenses	0.67%	0.65%

Fidelity Freedom K® 2040 Fund
Management Fee	None	0.64%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.62%	0.01%

Total annual operating expenses	0.67%	0.65%

Fidelity Freedom K® 2045 Fund
Management Fee	None	0.64%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.62%	0.01%

Total annual operating expenses	0.67%	0.65%

Fidelity Freedom K® 2050 Fund
Management Fee	None	0.64%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.62%	0.01%

Total annual operating expenses	0.67%	0.65%

Fidelity Freedom K® 2055 Fund
Management Fee	None	0.64%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.62%	0.01%

Total annual operating expenses	0.67%	0.65%

Fund	Current	Proposed
Fidelity Freedom K® 2060 Fund
Management Fee	None	0.64%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.62%	0.01%

Total annual operating expenses	0.67%	0.65%

The following table illustrates the expenses on a $10,000 investment under fees and expenses stated above, assuming (1) 5% annual return and (2) redemption if you sell all of your shares and if you hold your shares at the end of the time period.

Fund	Current	Proposed
Fidelity Freedom K® Income Fund
1 year	$45	$43
3 years	$141	$135
5 years	$246	$235
10 years	$555	$530

Fidelity Freedom K® 2005 Fund
1 year	$50	$46
3 years	$157	$144
5 years	$274	$252
10 years	$616	$567

Fidelity Freedom K® 2010 Fund
1 year	$54	$49
3 years	$170	$154
5 years	$296	$269
10 years	$665	$604

Fidelity Freedom K® 2015 Fund
1 year	$57	$53
3 years	$179	$167
5 years	$313	$291
10 years	$701	$653

Fidelity Freedom K® 2020 Fund
1 year	$59	$56
3 years	$186	$176
5 years	$324	$307
10 years	$726	$689

Fidelity Freedom K® 2025 Fund
1 year	$62	$59
3 years	$195	$186
5 years	$340	$324
10 years	$762	$726

Fidelity Freedom K® 2030 Fund
1 year	$66	$63
3 years	$208	$199
5 years	$362	$346
10 years	$810	$774

Fund	Current	Proposed
Fidelity Freedom K® 2035 Fund
1 year	$68	$66
3 years	$214	$208
5 years	$373	$362
10 years	$835	$810

Fidelity Freedom K® 2040 Fund
1 year	$68	$66
3 years	$214	$208
5 years	$373	$362
10 years	$835	$810

Fidelity Freedom K® 2045 Fund
1 year	$68	$66
3 years	$214	$208
5 years	$373	$362
10 years	$835	$810

Fidelity Freedom K® 2050 Fund
1 year	$68	$66
3 years	$214	$208
5 years	$373	$362
10 years	$835	$810

Fidelity Freedom K® 2055 Fund
1 year	$68	$66
3 years	$214	$208
5 years	$373	$362
10 years	$835	$810

Fidelity Freedom K® 2060 Fund
1 year	$68	$66
3 years	$214	$208
5 years	$373	$362
10 years	$835	$810

APPENDIX O

FORM OF

AMENDED and RESTATED

MANAGEMENT CONTRACT

between

FIDELITY ABERDEEN STREET TRUST

[FUND NAME]

and

FMR CO., INC.

AGREEMENT AMENDED and RESTATED as of this day of [Month], 20    , by and between Fidelity Aberdeen Street Trust, a Delaware statutory trust which may issue one or more series of shares of beneficial interest (hereinafter called the “Trust”), on behalf of [Fund Name], (hereinafter called the “Fund”), and FMR Co., Inc., a Massachusetts corporation (hereinafter called the “Adviser”) as set forth in its entirety below.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Fund and shall, subject to the supervision of the Trust’s Board of Trustees, direct the investments of the Fund in accordance with the investment objective, policies and limitations as provided in the Fund’s Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the “1940 Act”), and such other limitations as the Fund may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; and shall pay the salaries and fees of all officers of the Trust, of all Trustees of the Trust who are “interested persons” of the Trust or of the Adviser and of all personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Fund, to allocate the Fund’s assets among the various underlying Fidelity funds in which the Fund may invest and to otherwise buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund as permitted under the Fund’s investment policies. The Adviser shall from time to time make recommendations to the Trust’s Board of Trustees with respect to the Fund’s investment policies provided that the investment policies and all other actions of the Fund are and shall at all times be subject to the control and direction of the Trust’s Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Trust. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Fund, including but not limited to: (i) providing the Fund with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Fund, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Trust’s existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Trust as the Trust’s Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser undertakes to pay, either itself or through an affiliated company, all expenses involved in the operation of the Fund, except the following, which shall be paid by the Fund: (i) taxes; (ii) the fees and expenses of all Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser; (iii) brokerage fees and commissions; (iv) redemption fees and other shareholder charges associated with investments in other mutual funds; (v) interest expenses with respect to borrowings by the Fund; (vi) Rule 12b-1 fees, if any; (vii) expenses of printing and mailing proxy materials to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations therefor; and (ix) such non-recurring and/or extraordinary expenses as may arise, including actions, suits or proceedings to which the Fund is or is threatened to be a party and the legal obligation that the Fund may have to indemnify the Trust’s Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Fund, including charges for exchanges, redemptions, sub-accounting or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates.

(d) The Adviser, either itself or through an affiliated company or through the Fund’s custodian, shall place all orders for the purchase and sale of Fidelity mutual fund shares for the Fund’s account with such underlying funds’ transfer agents. With respect to portfolio securities other than Fidelity mutual fund shares, the Adviser, either itself or through an affiliated company, shall place all purchase and sale orders for the Fund’s account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Fund.

2. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a shareholder or otherwise.

3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly by each class of the Fund as soon as practicable after the last day of each month, at the annual rate for each class set forth in Schedule A of the average daily net assets of the class (computed in the manner set forth in the Trust’s Trust Instrument) throughout the month; provided that the fee for each class, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Fund to those Trustees who are not “interested persons” of the Trust or the Adviser.

In case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

4. The services of the Adviser to the Fund are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser’s ability to meet all of its obligations with respect to rendering services to the Fund hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

5. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 5, this Contract shall continue in force until September , 20 , and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the “Commission”) or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 5, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Fund by vote of a majority of the outstanding voting securities of the Fund. This Contract shall terminate automatically in the event of its assignment.

(e) In the event that the Fund shall issue any additional classes of shares, Schedule A of this Contract may be modified by mutual consent of the parties to set forth the management fee to be paid to the Adviser with respect to those additional classes of shares.

6. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Trust Instrument or other organizational documents and agrees that the obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Fund and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other Funds of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Trust Instrument or other organizational documents are separate and distinct from those of any and all other Funds.

7. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms “vote of a majority of the outstanding voting securities,” “assignment,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

[SIGNATURE LINES OMITTED]

Schedule A

Pursuant to paragraph 3 of this Agreement, each class will pay a management fee at the annual rate set forth in the table below of the average daily net assets of the class (computed in the manner set forth in the Trust’s Trust Instrument) throughout the month. “Years to Target Retirement Date” will be determined on the first day of the Fund’s then-current fiscal year and the corresponding annual rate will apply through the last day of that fiscal year.

Years to Target Retirement Date	Retail Class Annualized Rate (bp)
43	74.6
42	74.6
41	74.6
40	74.6
39	74.6
38	74.6
37	74.6
36	74.6
35	74.6
34	74.6
33	74.6
32	74.6
31	74.6
30	74.6
29	74.6
28	74.6
27	74.6
26	74.6
25	74.6
24	74.6
23	74.6
22	74.6
21	74.6
20	74.6
19	74.6
18	74.6
17	73.7
16	72.9
15	72.0
14	71.2
13	70.3
12	69.5
11	68.6
10	67.8
9	66.9
8	66.1
7	65.2
6	64.4
5	63.5
4	62.7
3	61.8
2	61.0

Years to Target Retirement Date	Retail Class Annualized Rate (bp)
1	60.1
0	59.3
(1)	58.4
(2)	57.6
(3)	56.7
(4)	55.9
(5)	55.0
(6)	54.2
(7)	53.3
(8)	52.5
(9)	51.6
(10)	50.8
(11)	49.9
(12)	49.1
(13)	48.2
(14)	47.4
(15)	46.5
Thereafter (including investments in Fidelity Freedom Income Fund)	46.5

Pursuant to paragraph 3 of this Agreement, each class will pay a management fee at the annual rate set forth in the table below of the average daily net assets of the class (computed in the manner set forth in the Trust’s Trust Instrument) throughout the month. “Years to Target Retirement Date” will be determined on the first day of the Fund’s then-current fiscal year and the corresponding annual rate will apply through the last day of that fiscal year.

Years to Target Retirement Date	Fidelity Advisor Annualized Rate (bp)
	Class A	Class C	Class T	Class I
43	74.6	74.6	74.6	74.6
42	74.6	74.6	74.6	74.6
41	74.6	74.6	74.6	74.6
40	74.6	74.6	74.6	74.6
39	74.6	74.6	74.6	74.6
38	74.6	74.6	74.6	74.6
37	74.6	74.6	74.6	74.6
36	74.6	74.6	74.6	74.6
35	74.6	74.6	74.6	74.6
34	74.6	74.6	74.6	74.6
33	74.6	74.6	74.6	74.6
32	74.6	74.6	74.6	74.6
31	74.6	74.6	74.6	74.6
30	74.6	74.6	74.6	74.6
29	74.6	74.6	74.6	74.6
28	74.6	74.6	74.6	74.6
27	74.6	74.6	74.6	74.6
26	74.6	74.6	74.6	74.6
25	74.6	74.6	74.6	74.6
24	74.6	74.6	74.6	74.6
23	74.6	74.6	74.6	74.6

Years to Target Retirement Date	Fidelity Advisor Annualized Rate (bp)
	Class A	Class C	Class T	Class I
22	74.6	74.6	74.6	74.6
21	74.6	74.6	74.6	74.6
20	74.6	74.6	74.6	74.6
19	74.6	74.6	74.6	74.6
18	74.6	74.6	74.6	74.6
17	73.7	73.7	73.7	73.7
16	72.9	72.9	72.9	72.9
15	72.0	72.0	72.0	72.0
14	71.2	71.2	71.2	71.2
13	70.3	70.3	70.3	70.3
12	69.5	69.5	69.5	69.5
11	68.6	68.6	68.6	68.6
10	67.8	67.8	67.8	67.8
9	66.9	66.9	66.9	66.9
8	66.1	66.1	66.1	66.1
7	65.2	65.2	65.2	65.2
6	64.4	64.4	64.4	64.4
5	63.5	63.5	63.5	63.5
4	62.7	62.7	62.7	62.7
3	61.8	61.8	61.8	61.8
2	61.0	61.0	61.0	61.0
1	60.1	60.1	60.1	60.1
0	59.3	59.3	59.3	59.3
(1)	58.4	58.4	58.4	58.4
(2)	57.6	57.6	57.6	57.6
(3)	56.7	56.7	56.7	56.7
(4)	55.9	55.9	55.9	55.9
(5)	55.0	55.0	55.0	55.0
(6)	54.2	54.2	54.2	54.2
(7)	53.3	53.3	53.3	53.3
(8)	52.5	52.5	52.5	52.5
(9)	51.6	51.6	51.6	51.6
(10)	50.8	50.8	50.8	50.8
(11)	49.9	49.9	49.9	49.9
(12)	49.1	49.1	49.1	49.1
(13)	48.2	48.2	48.2	48.2
(14)	47.4	47.4	47.4	47.4
(15)	46.5	46.5	46.5	46.5
Thereafter (including investments in Fidelity Advisor Freedom Income Fund)	46.5	46.5	46.5	46.5

Pursuant to paragraph 3 of this Agreement, each class will pay a management fee at the annual rate set forth in the table below of the average daily net assets of the class (computed in the manner set forth in the Trust’s Trust Instrument) throughout the month. “Years to Target Retirement Date” will be determined on the first day of the Fund’s then-current fiscal year and the corresponding annual rate will apply through the last day of that fiscal year.

Years to Target Retirement Date	Freedom K Class Annualized Rate (bp)
43	64.3
42	64.3
41	64.3
40	64.3
39	64.3
38	64.3
37	64.3
36	64.3
35	64.3
34	64.3
33	64.3
32	64.3
31	64.3
30	64.3
29	64.3
28	64.3
27	64.3
26	64.3
25	64.3
24	64.3
23	64.3
22	64.3
21	64.3
20	64.3
19	64.3
18	64.3
17	63.6
16	62.9
15	62.2
14	61.5
13	60.8
12	60.1
11	59.4
10	58.7
9	58.0
8	57.3
7	56.6
6	55.9
5	55.2
4	54.5
3	53.8
2	53.1
1	52.4
0	51.7

Years to Target Retirement Date	Freedom K Class Annualized Rate (bp)
(1)	51.0
(2)	50.3
(3)	49.6
(4)	48.9
(5)	48.2
(6)	47.5
(7)	46.8
(8)	46.1
(9)	45.4
(10)	44.8
(11)	44.1
(12)	43.5
(13)	42.8
(14)	42.2
(15)	41.5
Thereafter (including investments in Fidelity Freedom K® Income Fund)	41.5

APPENDIX P

Fund / Class	Total Annual Operating Expenses as of 3/31/2016 (bp)	Expected Total Annual Operating Expenses (bp)	Difference (bp)
Freedom 2060 Fund	78	75	–2
Freedom 2055 Fund	77	75	–2
Freedom 2050 Fund	77	75	–2
Freedom 2045 Fund	77	75	–2
Freedom 2040 Fund	77	75	–2
Freedom 2035 Fund	77	75	–2
Freedom 2030 Fund	75	71	–4
Freedom 2025 Fund	69	67	–2
Freedom 2020 Fund	67	63	–4
Freedom 2015 Fund	64	59	–5
Freedom 2010 Fund	60	55	–5
Freedom 2005 Fund	56	51	–5
Freedom Income Fund	49	47	–2
Freedom K 2060 Fund	67	65	–2
Freedom K 2055 Fund	67	65	–2
Freedom K 2050 Fund	67	65	–2
Freedom K 2045 Fund	67	65	–2
Freedom K 2040 Fund	67	65	–2
Freedom K 2035 Fund	67	65	–2
Freedom K 2030 Fund	65	62	–3
Freedom K 2025 Fund	61	58	–3
Freedom K 2020 Fund	58	55	–3
Freedom K 2015 Fund	56	52	–4
Freedom K 2010 Fund	53	49	–4
Freedom K 2005 Fund	49	45	–4
Freedom K Income Fund	44	42	–2
Advisor Freedom 2060 Fund
Class A	102	100	–2
Class C	177	175	–2
Class T	127	125	–2
Class I	77	75	–2
Advisor Freedom 2055 Fund
Class A	102	100	–2
Class C	177	175	–2
Class T	127	125	–2
Class I	77	75	–2
Advisor Freedom 2050 Fund
Class A	102	100	–2
Class C	177	175	–2
Class T	127	125	–2
Class I	77	75	–2
Advisor Freedom 2045 Fund
Class A	102	100	–2
Class C	177	175	–2
Class T	127	125	–2
Class I	77	75	–2
Advisor Freedom 2040 Fund
Class A	102	100	–2
Class C	177	175	–2
Class T	127	125	–2
Class I	77	75	–2

Fund / Class	Total Annual Operating Expenses as of 3/31/2016 (bp)	Expected Total Annual Operating Expenses (bp)	Difference (bp)
Advisor Freedom 2035 Fund
Class A	102	100	–2
Class C	177	175	–2
Class T	127	125	–2
Class I	77	75	–2
Advisor Freedom 2030 Fund
Class A	99	96	–3
Class C	174	171	–3
Class T	124	121	–3
Class I	74	71	–3
Advisor Freedom 2025 Fund
Class A	94	92	–2
Class C	169	167	–2
Class T	119	117	–2
Class I	69	67	–2
Advisor Freedom 2020 Fund
Class A	91	88	–3
Class C	166	163	–3
Class T	116	113	–3
Class I	66	63	–3
Advisor Freedom 2015 Fund
Class A	89	84	–5
Class C	164	159	–5
Class T	114	109	–5
Class I	61	59	–5
Advisor Freedom 2010 Fund
Class A	85	80	–5
Class C	160	155	–5
Class T	110	105	–5
Class I	60	55	–5
Advisor Freedom 2005 Fund
Class A	80	76	–4
Class C	155	151	–4
Class T	105	101	–4
Class I	55	51	–4
Advisor Freedom Income Fund
Class A	74	72	–2
Class C	149	147	–2
Class T	99	97	–2
Class I	49	47	–2

APPENDIX Q

Funds Advised by FMRC – Table of Average Net Assets and Advisory Fees

The following table shows the average net assets and advisory fees for funds with similar investment objectives to each of the Fidelity Advisor Freedom Funds, Fidelity Freedom Funds, and Fidelity Freedom K® Funds, and advised by FMRC as of the period indicated below. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout the fiscal period.

Fund/Class	As of	Average Net Assets (millions)	Ratio of Advisory Fees to Average Net Assets Paid to FMRCA
Fidelity Advisor Freedom Income Fund
Class A	3/31/16	110.9	0
Class T	3/31/16	49.5	0
Class C	3/31/16	15.2	0
Class I	3/31/16	80.6	0
Fidelity Advisor Freedom 2005 Fund
Class A	3/31/16	143.9	0
Class T	3/31/16	29.4	0
Class C	3/31/16	7.0	0
Class I	3/31/16	62.0	0
Fidelity Advisor Freedom 2010 Fund
Class A	3/31/16	373.1	0
Class T	3/31/16	97.9	0
Class C	3/31/16	32.6	0
Class I	3/31/16	149.5	0
Fidelity Advisor Freedom 2015 Fund
Class A	3/31/16	840.7	0
Class T	3/31/16	198.5	0
Class C	3/31/16	67.1	0
Class I	3/31/16	389.2	0
Fidelity Advisor Freedom 2020 Fund
Class A	3/31/16	1,595.9	0
Class T	3/31/16	414.4	0
Class C	3/31/16	108.2	0
Class I	3/31/16	779.8	0
Fidelity Advisor Freedom 2025 Fund
Class A	3/31/16	1,694.7	0
Class T	3/31/16	402.2	0
Class C	3/31/16	93.4	0
Class I	3/31/16	826.8	0
Fidelity Advisor Freedom 2030 Fund
Class A	3/31/16	1,548.7	0
Class T	3/31/16	432.9	0
Class C	3/31/16	88.1	0
Class I	3/31/16	864.8	0
Fidelity Advisor Freedom 2035 Fund
Class A	3/31/16	1,197.9	0
Class T	3/31/16	302.1	0
Class C	3/31/16	55.0	0
Class I	3/31/16	677.7	0

Fund/Class	As of	Average Net Assets (millions)	Ratio of Advisory Fees to Average Net Assets Paid to FMRCA
Fidelity Advisor Freedom 2040 Fund
Class A	3/31/16	1,049.2	0
Class T	3/31/16	315.9	0
Class C	3/31/16	74.3	0
Class I	3/31/16	634.5	0
Fidelity Advisor Freedom 2045 Fund
Class A	3/31/16	575.7	0
Class T	3/31/16	154.0	0
Class C	3/31/16	27.7	0
Class I	3/31/16	379.8	0
Fidelity Advisor Freedom 2050 Fund
Class A	3/31/16	389.6	0
Class T	3/31/16	124.2	0
Class C	3/31/16	24.3	0
Class I	3/31/16	299.2	0
Fidelity Advisor Freedom 2055 Fund
Class A	3/31/16	123.3	0
Class T	3/31/16	35.7	0
Class C	3/31/16	4.9	0
Class I	3/31/16	100.2	0
Fidelity Advisor Freedom 2060 Fund
Class A	3/31/16	5.2	0
Class T	3/31/16	1.9	0
Class C	3/31/16	0.9	0
Class I	3/31/16	2.7	0
Fidelity Freedom Income Fund	3/31/16	2,306.1	0
Fidelity Freedom 2005 Fund	3/31/16	603.6	0
Fidelity Freedom 2010 Fund	3/31/16	4,559.7	0
Fidelity Freedom 2015 Fund	3/31/16	5,656.2	0
Fidelity Freedom 2020 Fund	3/31/16	12,182.1	0
Fidelity Freedom 2025 Fund	3/31/16	8,796.5	0
Fidelity Freedom 2030 Fund	3/31/16	10,417.4	0
Fidelity Freedom 2035 Fund	3/31/16	6,054.2	0
Fidelity Freedom 2040 Fund	3/31/16	6,570.0	0
Fidelity Freedom 2045 Fund	3/31/16	2,909.8	0
Fidelity Freedom 2050 Fund	3/31/16	2,326.6	0
Fidelity Freedom 2055 Fund	3/31/16	578.7	0
Fidelity Freedom 2060 Fund	3/31/16	26.0	0
Fidelity Freedom Index Income Fund: Investor Class	3/31/16	207.7	0
Institutional Premium Class	3/31/16	52.9	0
Fidelity Freedom Index 2005 Fund: Investor Class	3/31/16	67.3	0
Institutional Premium Class	3/31/16	12.4	0
Fidelity Freedom Index 2010 Fund: Investor Class	3/31/16	380.3	0
Institutional Premium Class	3/31/16	103.5	0
Fidelity Freedom Index 2015 Fund: Investor Class	3/31/16	778.4	0
Institutional Premium Class	3/31/16	165.1	0

Fund/Class	As of	Average Net Assets (millions)	Ratio of Advisory Fees to Average Net Assets Paid to FMRCA
Fidelity Freedom Index 2020 Fund: Investor Class	3/31/16	2,076.4	0
Institutional Premium Class	3/31/16	602.8	0
Fidelity Freedom Index 2025 Fund: Investor Class	3/31/16	1,534.3	0
Institutional Premium Class	3/31/16	363.6	0
Fidelity Freedom Index 2030 Fund: Investor Class	3/31/16	1,907.8	0
Institutional Premium Class	3/31/16	535.5	0
Fidelity Freedom Index 2035 Fund: Investor Class	3/31/16	1,138.8	0
Institutional Premium Class	3/31/16	271.2	0
Fidelity Freedom Index 2040 Fund: Investor Class	3/31/16	1,304.3	0
Institutional Premium Class	3/31/16	386.0	0
Fidelity Freedom Index 2045 Fund: Investor Class	3/31/16	685.6	0
Institutional Premium Class	3/31/16	181.3	0
Fidelity Freedom Index 2050 Fund: Investor Class	3/31/16	655.7	0
Institutional Premium Class	3/31/16	195.3	0
Fidelity Freedom Index 2055 Fund: Investor Class	3/31/16	184.5	0
Institutional Premium Class	3/31/16	54.6	0
Fidelity Freedom Index 2060 Fund: Investor Class	3/31/16	10.2	0
Institutional Premium Class	3/31/16	2.9	0
Fidelity Freedom K® Income Fund	3/31/16	1,792.4	0
Fidelity Freedom K® 2005 Fund	3/31/16	438.2	0
Fidelity Freedom K® 2010 Fund	3/31/16	3,222.6	0
Fidelity Freedom K® 2015 Fund	3/31/16	6,000.3	0
Fidelity Freedom K® 2020 Fund	3/31/16	16,476.4	0
Fidelity Freedom K® 2025 Fund	3/31/16	12,637.9	0
Fidelity Freedom K® 2030 Fund	3/31/16	15,322.5	0
Fidelity Freedom K® 2035 Fund	3/31/16	9,867.9	0
Fidelity Freedom K® 2040 Fund	3/31/16	10,556.0	0
Fidelity Freedom K® 2045 Fund	3/31/16	5,982.5	0
Fidelity Freedom K® 2050 Fund	3/31/16	4,956.1	0
Fidelity Freedom K® 2055 Fund	3/31/16	1,135.8	0
Fidelity Freedom K® 2060 Fund	3/31/16	41.6	0
Fidelity Multi-Manager Income Fund	3/31/16	0.9	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Multi-Manager 2005 Fund	3/31/16	0.1	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Multi-Manager 2010 Fund	3/31/16	0.6	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Multi-Manager 2015 Fund	3/31/16	1.7	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Multi-Manager 2020 Fund	3/31/16	4.0	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0

Fund/Class	As of	Average Net Assets (millions)	Ratio of Advisory Fees to Average Net Assets Paid to FMRCA
Fidelity Multi-Manager 2025 Fund	3/31/16	1.3	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Multi-Manager 2030 Fund	3/31/16	1.2	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Multi-Manager 2035 Fund	3/31/16	1.2	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Multi-Manager 2040 Fund	3/31/16	0.6	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Multi-Manager 2045 Fund	3/31/16	1.1	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Multi-Manager 2050 Fund	3/31/16	1.0	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Multi-Manager 2055 Fund	3/31/16	1.0	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Multi-Manager 2060 Fund	3/31/16	0.2	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Income Replacement 2016 Fund	7/31/15	4.8	0
Class A	7/31/15	0.1	0
Class T	7/31/15	0.1	0
Class C	7/31/15	0.4	0
Class I	7/31/15	0.0	0
Fidelity Income Replacement 2018 Fund	7/31/15	4.4	0
Class A	7/31/15	0.7	0
Class T	7/31/15	0.4	0
Class C	7/31/15	0.7	0
Class I	7/31/15	0.3	0
Fidelity Income Replacement 2020 Fund	7/31/15	6.9	0
Class A	7/31/15	1.0	0
Class T	7/31/15	0.2	0
Class C	7/31/15	0.7	0
Class I	7/31/15	0.2	0
Fidelity Income Replacement 2022 Fund	7/31/15	12.5	0
Class A	7/31/15	0.4	0
Class T	7/31/15	0.1	0
Class C	7/31/15	0.3	0
Class I	7/31/15	0.1	0

Fund/Class	As of	Average Net Assets (millions)	Ratio of Advisory Fees to Average Net Assets Paid to FMRCA
Fidelity Income Replacement 2024 Fund	7/31/15	7.8	0
Class A	7/31/15	0.3	0
Class T	7/31/15	0.2	0
Class C	7/31/15	0.2	0
Class I	7/31/15	0.0	0
Fidelity Income Replacement 2026 Fund	7/31/15	5.0	0
Class A	7/31/15	0.7	0
Class T	7/31/15	0.2	0
Class C	7/31/15	0.0	0
Class I	7/31/15	0.0	0
Fidelity Income Replacement 2028 Fund	7/31/15	24.2	0
Class A	7/31/15	0.7	0
Class T	7/31/15	0.3	0
Class C	7/31/15	0.1	0
Class I	7/31/15	0.1	0
Fidelity Income Replacement 2030 Fund	7/31/15	16.1	0
Class A	7/31/15	0.3	0
Class T	7/31/15	0.0	0
Class C	7/31/15	0.4	0
Class I	7/31/15	0.0	0
Fidelity Income Replacement 2032 Fund	7/31/15	7.9	0
Class A	7/31/15	0.4	0
Class T	7/31/15	0.0	0
Class C	7/31/15	0.1	0
Class I	7/31/15	0.1	0
Fidelity Income Replacement 2034 Fund	7/31/15	8.7	0
Class A	7/31/15	0.3	0
Class T	7/31/15	0.1	0
Class C	7/31/15	0.1	0
Class I	7/31/15	0.2	0
Fidelity Income Replacement 2036 Fund	7/31/15	7.7	0
Class A	7/31/15	0.3	0
Class T	7/31/15	0.9	0
Class C	7/31/15	0.4	0
Class I	7/31/15	0.0	0
Fidelity Income Replacement 2038 Fund	7/31/15	6.4	0
Class A	7/31/15	0.2	0
Class T	7/31/15	0.2	0
Class C	7/31/15	0.1	0
Class I	7/31/15	0.0	0
Fidelity Income Replacement 2040 Fund	7/31/15	8.7	0
Class A	7/31/15	0.1	0
Class T	7/31/15	0.5	0
Class C	7/31/15	0.3	0
Class I	7/31/15	0.0	0

Fund/Class	As of	Average Net Assets (millions)	Ratio of Advisory Fees to Average Net Assets Paid to FMRCA
Fidelity Income Replacement 2042 Fund	7/31/15	35.6	0
Class A	7/31/15	0.6	0
Class T	7/31/15	0.5	0
Class C	7/31/15	0.4	0
Class I	7/31/15	0.1	0
VIP Freedom Income Portfolio
Initial Class	12/31/15	14.9	0
Service Class	12/31/15	8.9	0
Service Class 2	12/31/15	12.1	0
VIP Freedom 2005 Portfolio
Initial Class	12/31/15	7.8	0
Service Class	12/31/15	0.5	0
Service Class 2	12/31/15	0.1	0
VIP Freedom 2010 Portfolio
Initial Class	12/31/15	34.6	0
Service Class	12/31/15	25.6	0
Service Class 2	12/31/15	235.1	0
VIP Freedom 2015 Portfolio
Initial Class	12/31/15	37.0	0
Service Class	12/31/15	16.4	0
Service Class 2	12/31/15	59.7	0
VIP Freedom 2020 Portfolio
Initial Class	12/31/15	91.3	0
Service Class	12/31/15	87.4	0
Service Class 2	12/31/15	576.8	0
VIP Freedom 2025 Portfolio
Initial Class	12/31/15	25.8	0
Service Class	12/31/15	35.6	0
Service Class 2	12/31/15	51.4	0
VIP Freedom 2030 Portfolio
Initial Class	12/31/15	69.0	0
Service Class	12/31/15	58.6	0
Service Class 2	12/31/15	156.7	0
VIP Freedom 2035 Portfolio
Initial Class	12/31/15	0.8	0
Service Class	12/31/15	1.9	0
Service Class 2	12/31/15	16.7	0
VIP Freedom 2040 Portfolio
Initial Class	12/31/15	14.8	0
Service Class	12/31/15	17.2	0
Service Class 2	12/31/15	11.3	0
VIP Freedom 2045 Portfolio
Initial Class	12/31/15	0.4	0
Service Class	12/31/15	0.4	0
Service Class 2	12/31/15	9.9	0

Fund/Class	As of	Average Net Assets (millions)	Ratio of Advisory Fees to Average Net Assets Paid to FMRCA
VIP Freedom 2050 Portfolio
Initial Class	12/31/15	2.0	0
Service Class	12/31/15	2.8	0
Service Class 2	12/31/15	8.0	0
VIP Investor Freedom Income Portfolio	12/31/15	67.2	0
VIP Investor Freedom 2005 Portfolio	12/31/15	21.9	0
VIP Investor Freedom 2010 Portfolio	12/31/15	61.4	0
VIP Investor Freedom 2015 Portfolio	12/31/15	100.6	0
VIP Investor Freedom 2020 Portfolio	12/31/15	194.3	0
VIP Investor Freedom 2025 Portfolio	12/31/15	153.0	0
VIP Investor Freedom 2030 Portfolio	12/31/15	141.4	0
VIP Freedom Lifetime Income I Portfolio	12/31/15	14.3	0
VIP Freedom Lifetime Income II Portfolio	12/31/15	30.0	0
VIP Freedom Lifetime Income III Portfolio	12/31/15	19.4	0

(a)	FMRC does not charge an advisory fee in connection with advisory services.

APPENDIX R

For each of the Fidelity Advisor Freedom Funds, the Adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rates. Voluntary arrangements may be discontinued at any time.

Fund/Class	Current Expense Cap
Fidelity Advisor Freedom 2005 Fund: Class A	0.25%
Fidelity Advisor Freedom 2005 Fund: Class C	1.00%
Fidelity Advisor Freedom 2005 Fund: Class T	0.50%
Fidelity Advisor Freedom 2005 Fund: Class I	0.00%
Fidelity Advisor Freedom 2010 Fund: Class A	0.25%
Fidelity Advisor Freedom 2010 Fund: Class C	1.00%
Fidelity Advisor Freedom 2010 Fund: Class T	0.50%
Fidelity Advisor Freedom 2010 Fund: Class I	0.00%
Fidelity Advisor Freedom 2015 Fund: Class A	0.25%
Fidelity Advisor Freedom 2015 Fund: Class C	1.00%
Fidelity Advisor Freedom 2015 Fund: Class T	0.50%
Fidelity Advisor Freedom 2015 Fund: Class I	0.00%
Fidelity Advisor Freedom 2020 Fund: Class A	0.25%
Fidelity Advisor Freedom 2020 Fund: Class C	1.00%
Fidelity Advisor Freedom 2020 Fund: Class T	0.50%
Fidelity Advisor Freedom 2020 Fund: Class I	0.00%
Fidelity Advisor Freedom 2025 Fund: Class A	0.25%
Fidelity Advisor Freedom 2025 Fund: Class C	1.00%
Fidelity Advisor Freedom 2025 Fund: Class T	0.50%
Fidelity Advisor Freedom 2025 Fund: Class I	0.00%
Fidelity Advisor Freedom 2030 Fund: Class A	0.25%
Fidelity Advisor Freedom 2030 Fund: Class C	1.00%
Fidelity Advisor Freedom 2030 Fund: Class T	0.50%
Fidelity Advisor Freedom 2030 Fund: Class I	0.00%
Fidelity Advisor Freedom 2035 Fund: Class A	0.25%
Fidelity Advisor Freedom 2035 Fund: Class C	1.00%
Fidelity Advisor Freedom 2035 Fund: Class T	0.50%
Fidelity Advisor Freedom 2035 Fund: Class I	0.00%
Fidelity Advisor Freedom 2040 Fund: Class A	0.25%
Fidelity Advisor Freedom 2040 Fund: Class C	1.00%
Fidelity Advisor Freedom 2040 Fund: Class T	0.50%
Fidelity Advisor Freedom 2040 Fund: Class I	0.00%
Fidelity Advisor Freedom 2045 Fund: Class A	0.25%
Fidelity Advisor Freedom 2045 Fund: Class C	1.00%
Fidelity Advisor Freedom 2045 Fund: Class T	0.50%
Fidelity Advisor Freedom 2045 Fund: Class I	0.00%
Fidelity Advisor Freedom 2050 Fund: Class A	0.25%
Fidelity Advisor Freedom 2050 Fund: Class C	1.00%
Fidelity Advisor Freedom 2050 Fund: Class T	0.50%
Fidelity Advisor Freedom 2050 Fund: Class I	0.00%
Fidelity Advisor Freedom 2055 Fund: Class A	0.25%
Fidelity Advisor Freedom 2055 Fund: Class C	1.00%
Fidelity Advisor Freedom 2055 Fund: Class T	0.50%

Fund/Class	Current Expense Cap
Fidelity Advisor Freedom 2055 Fund: Class I	0.00%
Fidelity Advisor Freedom 2060 Fund: Class A	0.25%
Fidelity Advisor Freedom 2060 Fund: Class C	1.00%
Fidelity Advisor Freedom 2060 Fund: Class T	0.50%
Fidelity Advisor Freedom 2060 Fund: Class I	0.00%
Fidelity Advisor Freedom Income Fund: Class A	0.25%
Fidelity Advisor Freedom Income Fund: Class C	1.00%
Fidelity Advisor Freedom Income Fund: Class T	0.50%
Fidelity Advisor Freedom Income Fund: Class I	0.00%

APPENDIX S

The following tables include sales charge revenue collected and retained by FDC and fees FDC received from each Fidelity Advisor Freedom Fund pursuant to Distribution and Service Plans under Rule 12b-1 for the fiscal year ended March 31, 2016.

	Sales Charge Revenue		CDSC Revenue
Fund/Class	Amount Paid to FDC	Amount Retained by FDC	Amount Paid to FDC	Amount Retained by FDC
Fidelity Advisor Freedom Income Fund – Class A	$23,643	$11,578	$60	$60
Fidelity Advisor Freedom Income Fund – Class C	–	–	$1,331	$1,331
Fidelity Advisor Freedom Income Fund – Class T	$11,339	$2,039	$1	$1
Fidelity Advisor Freedom 2005 Fund – Class A	$12,083	$2,074	$0	$0
Fidelity Advisor Freedom 2005 Fund – Class C	–	–	$1,056	$1,056
Fidelity Advisor Freedom 2005 Fund – Class T	$5,568	$972	$0	$0
Fidelity Advisor Freedom 2010 Fund – Class A	$32,748	$8,263	$71	$71
Fidelity Advisor Freedom 2010 Fund – Class C	–	–	$2,908	$2,908
Fidelity Advisor Freedom 2010 Fund – Class T	$20,384	$3,981	$37	$37
Fidelity Advisor Freedom 2015 Fund – Class A	$115,323	$28,338	$116	$116
Fidelity Advisor Freedom 2015 Fund – Class C	–	–	$5,495	$5,495
Fidelity Advisor Freedom 2015 Fund – Class T	$46,468	$8,711	$28	$28
Fidelity Advisor Freedom 2020 Fund – Class A	$294,230	$64,431	$381	$381
Fidelity Advisor Freedom 2020 Fund – Class C	–	–	$12,128	$12,128
Fidelity Advisor Freedom 2020 Fund – Class T	$160,552	$30,491	$0	$0
Fidelity Advisor Freedom 2025 Fund – Class A	$349,251	$74,991	$535	$535
Fidelity Advisor Freedom 2025 Fund – Class C	–	–	$8,616	$8,616
Fidelity Advisor Freedom 2025 Fund – Class T	$243,123	$43,666	$11	$11
Fidelity Advisor Freedom 2030 Fund – Class A	$429,894	$84,609	$242	$242
Fidelity Advisor Freedom 2030 Fund – Class C	–	–	$9,329	$9,329
Fidelity Advisor Freedom 2030 Fund – Class T	$256,121	$44,341	$141	$141
Fidelity Advisor Freedom 2035 Fund – Class A	$410,038	$76,750	$354	$354
Fidelity Advisor Freedom 2035 Fund – Class C	–	–	$8,889	$8,889
Fidelity Advisor Freedom 2035 Fund – Class T	$248,260	$41,049	$52	$52
Fidelity Advisor Freedom 2040 Fund – Class A	$418,978	$80,716	$577	$577
Fidelity Advisor Freedom 2040 Fund – Class C	–	–	$9,227	$9,227
Fidelity Advisor Freedom 2040 Fund – Class T	$204,679	$36,541	$178	$178
Fidelity Advisor Freedom 2045 Fund – Class A	$280,699	$47,487	$192	$192
Fidelity Advisor Freedom 2045 Fund – Class C	–	–	$4,650	$4,650
Fidelity Advisor Freedom 2045 Fund – Class T	$144,719	$24,835	$43	$43
Fidelity Advisor Freedom 2050 Fund – Class A	$241,219	$45,652	$462	$462
Fidelity Advisor Freedom 2050 Fund – Class C	–	–	$7,692	$7,692
Fidelity Advisor Freedom 2050 Fund – Class T	$86,039	$14,874	$35	$35
Fidelity Advisor Freedom 2055 Fund – Class A	$133,773	$22,785	$75	$75
Fidelity Advisor Freedom 2055 Fund – Class C	–	–	$1,422	$1,422
Fidelity Advisor Freedom 2055 Fund – Class T	$65,238	$10,501	$9	$9
Fidelity Advisor Freedom 2060 Fund – Class A	$9,970	$1,779	$0	$0
Fidelity Advisor Freedom 2060 Fund – Class C	–	–	$811	$811
Fidelity Advisor Freedom 2060 Fund – Class T	$3,019	$775	$0	$0

CLASS A DISTRIBUTION AND SERVICE FEES

Fund	Distribution Fees Paid to FDC	Distribution Fees Paid by FDC to Intermediaries	Distribution Fees Retained by FDC*	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC*
Fidelity Advisor Freedom Income Fund	–	–	–	$277,081	$266,946	$10,135
Fidelity Advisor Freedom 2005 Fund	–	–	–	$359,556	$340,630	$18,926
Fidelity Advisor Freedom 2010 Fund	–	–	–	$931,579	$894,035	$37,544
Fidelity Advisor Freedom 2015 Fund	–	–	–	$2,099,475	$2,013,375	$86,100
Fidelity Advisor Freedom 2020 Fund	–	–	–	$3,985,834	$3,833,197	$152,637
Fidelity Advisor Freedom 2025 Fund	–	–	–	$4,232,084	$4,068,432	$163,652
Fidelity Advisor Freedom 2030 Fund	–	–	–	$3,867,072	$3,726,580	$140,492
Fidelity Advisor Freedom 2035 Fund	–	–	–	$2,991,211	$2,861,170	$130,041
Fidelity Advisor Freedom 2040 Fund	–	–	–	$2,619,504	$2,531,103	$88,401
Fidelity Advisor Freedom 2045 Fund	–	–	–	$1,437,379	$1,378,079	$59,300
Fidelity Advisor Freedom 2050 Fund	–	–	–	$972,805	$944,861	$27,944
Fidelity Advisor Freedom 2055 Fund	–	–	–	$307,864	$300,916	$6,948
Fidelity Advisor Freedom 2060 Fund	–	–	–	$13,085	$13,085	$0

*	Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

CLASS T DISTRIBUTION AND SERVICE FEES

Fund	Distribution Fees Paid to FDC	Distribution Fees Paid by FDC to Intermediaries	Distribution Fees Retained by FDC*	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC*
Fidelity Advisor Freedom Income Fund	$123,638	$123,638	$0	$123,638	$123,638	$0
Fidelity Advisor Freedom 2005 Fund	$73,516	$73,516	$0	$73,516	$73,516	$0
Fidelity Advisor Freedom 2010 Fund	$244,671	$243,726	$945	$244,671	$243,726	$945
Fidelity Advisor Freedom 2015 Fund	$495,970	$495,970	$0	$495,970	$495,970	$0
Fidelity Advisor Freedom 2020 Fund	$1,035,170	$1,035,170	$0	$1,035,170	$1,035,170	$0
Fidelity Advisor Freedom 2025 Fund	$1,004,668	$1,004,668	$0	$1,004,668	$1,004,668	$0
Fidelity Advisor Freedom 2030 Fund	$1,081,184	$1,081,184	$0	$1,081,184	$1,081,184	$0
Fidelity Advisor Freedom 2035 Fund	$754,360	$754,360	$0	$754,360	$754,360	$0
Fidelity Advisor Freedom 2040 Fund	$788,996	$788,394	$602	$788,996	$788,394	$602
Fidelity Advisor Freedom 2045 Fund	$384,619	$384,619	$0	$384,619	$384,619	$0
Fidelity Advisor Freedom 2050 Fund	$310,161	$310,161	$0	$310,161	$310,161	$0
Fidelity Advisor Freedom 2055 Fund	$89,272	$88,979	$293	$89,272	$88,979	$293
Fidelity Advisor Freedom 2060 Fund	$4,680	$0	$4,680	$4,680	$0	$4,680

*	Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

CLASS C DISTRIBUTION AND SERVICE FEES

Fund	Distribution Fees Paid to FDC	Distribution Fees Paid by FDC to Intermediaries	Distribution Fees Retained by FDC*	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC*
Fidelity Advisor Freedom Income Fund	$113,943	$100,489	$13,454	$37,981	$33,496	$4,485
Fidelity Advisor Freedom 2005 Fund	$52,457	$48,426	$4,031	$17,486	$16,142	$1,344
Fidelity Advisor Freedom 2010 Fund	$244,108	$230,450	$13,658	$81,369	$76,816	$4,553
Fidelity Advisor Freedom 2015 Fund	$502,978	$465,686	$37,292	$167,659	$155,228	$12,431
Fidelity Advisor Freedom 2020 Fund	$810,466	$728,736	$81,730	$270,155	$242,911	$27,244
Fidelity Advisor Freedom 2025 Fund	$699,671	$625,638	$74,033	$233,224	$208,547	$24,677
Fidelity Advisor Freedom 2030 Fund	$660,322	$591,186	$69,136	$220,107	$197,062	$23,045
Fidelity Advisor Freedom 2035 Fund	$412,033	$364,287	$47,746	$137,344	$121,429	$15,915
Fidelity Advisor Freedom 2040 Fund	$556,389	$504,308	$52,081	$185,463	$168,102	$17,361
Fidelity Advisor Freedom 2045 Fund	$170,204	$137,015	$33,189	$56,735	$45,672	$11,063
Fidelity Advisor Freedom 2050 Fund	$182,387	$156,608	$25,779	$60,796	$52,203	$8,593
Fidelity Advisor Freedom 2055 Fund	$36,937	$24,362	$12,575	$12,312	$8,120	$4,192
Fidelity Advisor Freedom 2060 Fund	$6,832	$0	$6,832	$2,277	$0	$2,277

*	Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

Fidelity Investments & Pyramid Design, Fidelity Freedom, Fidelity Advisor, Fidelity, and Fidelity Freedom K are registered service marks of FMR LLC. © 2016 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9870087.101	ABDN16-PXS-0716

P.O. BOX 673023

DALLAS, TX 75267-3023

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LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

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Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:			☐	☐	☐

1.	To elect a Board of Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.
	(01) Elizabeth S. Acton (02) John Engler (03) Albert R. Gamper, Jr. (04) Robert F. Gartland (05) Abigail P. Johnson (06) Arthur E. Johnson	(07) Michael E. Kenneally (08) James H. Keyes (09) Marie L. Knowles (10) Jennifer Toolin McAuliffe (11) Mark A. Murray

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Aberdeen-10/2016-gf
Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date

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E12838-TBD

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Jason P. Pogorelec, and Albert R. Gamper, Jr., or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on October 28, 2016 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED
ON REVERSE SIDE

Aberdeen-PXC-8/16-gf

P.O. BOX 673023

DALLAS, TX 75267-3023

Vote this proxy card TODAY!

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LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

   TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E12839-TBD	KEEP THIS PORTION FOR YOUR RECORDS
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Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:			☐	☐	☐

1.	To elect a Board of Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.
	(01) Elizabeth S. Acton (02) John Engler (03) Albert R. Gamper, Jr. (04) Robert F. Gartland (05) Abigail P. Johnson (06) Arthur E. Johnson	(07) Michael E. Kenneally (08) James H. Keyes (09) Marie L. Knowles (10) Jennifer Toolin McAuliffe (11) Mark A. Murray

		FOR	AGAINST	ABSTAIN

2.	To approve an amended and restated management contract between the fund and FMR Co., Inc.	☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Aberdeen-10/2016-gf
Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date

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E12840-TBD

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Jason P. Pogorelec, and Albert R. Gamper, Jr., or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on October 28, 2016 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED
ON REVERSE SIDE

Aberdeen-PXC-8/16-gf

P.O. BOX 673023

DALLAS, TX 75267-3023

Vote this proxy card TODAY!

Your prompt response will save the expense

of additional mailings.

Vote by Internet, Touch-Tone Telephone, or Mail!

LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

    TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E12841-TBD	KEEP THIS PORTION FOR YOUR RECORDS
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Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED AS RECOMMENDED BY THE BOARD OF TRUSTEES.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:			☐	☐	☐

1.	To elect a Board of Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.
	(01) Elizabeth S. Acton (02) John Engler (03) Albert R. Gamper, Jr. (04) Robert F. Gartland (05) Abigail P. Johnson (06) Arthur E. Johnson	(07) Michael E. Kenneally (08) James H. Keyes (09) Marie L. Knowles (10) Jennifer Toolin McAuliffe (11) Mark A. Murray

THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THE FOLLOWING:		FOR	AGAINST	ABSTAIN

3.	A shareholder proposal requesting that the Board of Trustees institute procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.	☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Aberdeen-10/2016-gf
Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E12842-TBD

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Jason P. Pogorelec, and Albert R. Gamper, Jr., or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on October 28, 2016 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED
ON REVERSE SIDE

Aberdeen-PXC-8/16-gf

FFAS - GY5 - DART (628563.4.0)

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

[Version one (initial delivery):] Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting

Important proxy material is available for your review

Dear Investor,

Thank you for having elected to receive Fidelity proxy materials and voting instructions via the internet. This email notification contains information specific to proxy materials that are available for the Fidelity fund maintained in your account and identified below. Please read the instructions carefully before proceeding.

Important notice regarding the availability of proxy materials for the shareholder meeting.

[Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting date: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)

[Adjourned meeting date: Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)

For shareholders as of: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)

How to vote

To vote through the internet, click on the link below and follow the on-line instructions.

Proxy voting (this is a link to the proxy voting page)

When voting you will be required to enter the CONTROL number.

[Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters)

CONTROL NUMBER: [#############] (there may be a line above the Control Number)

(use this number to cast your vote)

To vote by touchtone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630 (“1-” may/ may not be included)] and follow the recorded instructions.

You can access these proxy materials at the following website [address(es)/address[es]]:

[Letter to Shareholders,] Notice of Meeting[,] and Proxy Statement[:]

http://www.xxxxxxx

[Prospectus (included in the case of a merger)[:]

http://www.xxxxxxx]

If your email software supports it, you can simply click on the above [link(s)/link[s]]. If not, you can type (or copy and paste) the website [address(es)/address[es]] into the address line of your web browser.

Additional information

QUESTIONS: If you have questions about viewing, saving, or printing your proxy materials, call 1-877-208-0098, Monday through Friday 8:30 a.m. - 7:00 p.m. ET.

ACROBAT READER: To access the electronic proxy materials, you may need Adobe Acrobat Reader software. Visit adobe.com for a free download.

PAPER FORMAT: You have a right to receive these materials in paper format. For a free paper copy of proxy materials, contact Fidelity at the toll-free telephone number listed in the electronic proxy materials.

PROXY MATERIALS BY MAIL: To revert back to receiving proxy materials by mail, update your preferences by logging into your account at www.advisor.fidelity.com.

Thank you for choosing Fidelity.

[FidelityInvestments and Pyramid Design logo]

[tree with	Choose eDelivery
arrow logo]	Secure. Convenient. Green.
Log in or register at advisor.fidelity.com

View the Fidelity Investments and the Fidelity Funds privacy notice

628563.4.0	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC., 100 SALEM STREET, SMITHFIELD, RI 02917

IWS - Client 808 - Pseudo 3F5 (624840.5.0)

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: National Financial

[Version one (initial delivery):] Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting

Fidelity Investments and pyramid design logo

Notice of Availability of Important Proxy Material

Dear Investor,

Thank you for choosing to receive your shareholder documents through eDelivery.

You have elected to receive Proxy Materials via electronic means on the Internet. This email notification contains information specific to your holding in the security identified below in your Fidelity Investments (Fidelity) brokerage account. Please read the instructions carefully before proceeding.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date the email will include: Adjourned meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year)

For [S/s]hareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE: (format may be bold)

You can enter your proxy vote at the link to the following third-party Internet site using the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).

Proxy Voting (this is a link to the proxy voting page)

[Trust Name]:[Fund Name] (format can be all caps or combination of upper and lower case letters)

CONTROL NUMBER: [#############]

(use this number to cast your vote via touch-tone)

To vote by touch-tone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

You can access these Proxy Materials at the following Web address(es):

[Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:]

http://xxxxx

[[If proxy materials are for a merger proxy the email will also include: Prospectus[:]

http://xxxxx]

If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

If you are invested in a Fidelity fund and have questions, or would like to receive a paper copy of your Proxy Materials, please contact your Authorized agent/Advisor or call Fidelity at 1-800-544-6666 and press “0” to speak to a Fidelity Representative. Fidelity Representatives are available 24 hours a day, 7 days a week.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday, 8:30 a.m. to 7:00 p.m. Eastern time.

Please do not reply to this [email/e-mail] since the mailbox is not monitored. Go to Fidelity.com/contactus to send a secure

[email/e-mail].

Sincerely,

Fidelity Investments

The Fidelity Investments and pyramid design logo is a registered service mark of FMR LLC.

To stop receiving email notification of the online availability of these documents and to begin receiving paper copies via U.S. mail, log on to [Fidelity.com,/Fidelity.com] and update your preferences or contact your Authorized agent/Advisor.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

624840.5.0

© 2012 FMR LLC.

All rights reserved.

NF - Client 808 - Pseudo C7C & 0TC (622776.5.0)

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: National Financial Services LLC

[Version one (initial delivery):] Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting

Important proxy material is available for your review

Dear Investor,

Thank you for choosing to receive, through the electronic notification program, your shareholder reports and other documents (including proxies) for positions in your brokerage account(s) which is held at National Financial Services LLC, the clearing firm which provides clearing, custody and execution services for your brokerage account. You have elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding(s) in the security identified below. Please read the instructions carefully before proceeding.

Important Notice regarding the Availability of Proxy Materials for the Shareholder Meeting

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting [Date/date]: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date the e-mail will include: Adjourned meeting date: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)]

For [S/s]hareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE: (format may not be in bold)

You can enter your proxy vote by clicking the “Proxy Voting” link for the third-party Internet site where you can use the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).

Proxy Voting (this is a link to the proxy voting page)(link may not be bold)

Because electronic [P/p]roxy [M/m]aterials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by [touch-tone/touchtone] telephone. If you vote through the Internet link, you will be required to enter the [CONTROL/control] number. For [touch-tone/touchtone], you will be required to enter the [CONTROL/control] number.

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

CONTROL NUMBER: [#############]

(use this number to cast your vote)

To vote by [touch-tone/touchtone] telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

You can access these [P/p]roxy [M/m]aterials at the following Web [address[es]/address(es)]:

[Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:] (format can be all caps or combination of upper and lower case letters)

http://www.xxxxxxx

[Included if merger: Prospectus[:] (format can be all caps or combination of upper and lower case letters)

http://www.xxxxxxx]

If your e-mail software supports it, you can simply click on the above [link[s]/link(s)]. If not, you can type (or copy and paste) the Web [address[es]/address(es)] into the address line of your Web browser. Adobe® Acrobat® Reader is needed to view these documents.

If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online.

Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials.

Help: Questions? Please contact your representative. (Note: Do not reply to this e-mail. Any e-mail received will not be reviewed or monitored.)

This communication is a transactional/relationship message from National Financial Services LLC. Do not reply to this e-mail message as it was automatically generated.

Account(s) carried with National Financial Services LLC, Member NYSE, SIPC.

622776.5.0

PI - Client 808 - Pseudo 9L2 (674322.2)

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

[Version one (initial delivery):] Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting

[picture of Fidelity Investments and pyramid design logo appears]

[email template is framed by dark green border with text appearing in white or light gray areas within the frame]

Secure Login [picture of a lock appears]

(hyperlink to fidelity.com log-in screen)

[Green Line with arrow logo appears] Important proxy voting material is ready for your action	Quick Links Get Assistance (hyperlink to Phone Numbers page on fidelity.com)

A Special Meeting of Shareholders for [fund name] takes place on [shareholder meeting date (format can be MM/DD/YY or Month Day, Year)]. Shareholders as of [record date (format can be MM/DD/YY or Month Day, Year)], are eligible to cast a proxy vote.

[If the original meeting has been adjourned to a new date, the email will include: Please note: This meeting has been adjourned until [new meeting date (format can be MM/DD/YY or Month Day, Year)]

You can cast your vote online or via phone (instructions below). Your Control Number, which may be required to vote, is [control number].

(picture of green computer screen appears) Log on to your Fidelity account (hyperlink to fidelity.com log-in screen) and follow the online instructions. In order to access the site, your browser must support secure transactions. (Security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar.)

(picture of green telephone handset appears) Call [insert touch-tone voting telephone number - Broadridge [1-]877-296-4941; D.F. King [1-]800-991-5630 ] and follow the recorded instructions.

Learn more about the shareholder meeting through the proxy material available online:

[hyperlink to material appears (may be multiple links based on how material is produced): [Letter to Shareholders[,]] [[Notice of Meeting/Notice of Meeting,] and [Proxy Statement]]

[for a merger, hyperlink to prospectus also appears: [Prospectus]]

If you have multiple accounts at Fidelity, you may receive multiple notifications. Please follow the specific voting instructions contained in each email in order to vote on all of your shares.

To access the document, you may need Adobe Reader software. This software is available for download at no cost (hyperlink to get.adobe.com/reader). Download time varies by Internet connection.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your proxy materials, please call 800- 544- 6666 and press “0” to speak to a Fidelity Representative.

If you are invested in a Fidelity Advisor fund and have technical questions about viewing, saving, or printing your proxy materials, please call 877- 208- 0098.

(picture of green Fidelity eDelivery logo appears) eDelivery

You are receiving this email because you have enrolled in eDelivery. If you wish to receive paper copies of these documents via U.S. mail, please log on to Fidelity.com (hyperlink to fidelity.com home page) and update your delivery preferences for Prospectuses, Financial Reports, and Other Documents.

Contact Us - We’re Here to Help

800-544-6666  |  Send a secure email (hyperlink to Send a Secure Message page on fidelity.com)

Fidelity.com (hyperlink to fidelity.com home page)  |  Privacy Policy (hyperlink to Privacy Policy on fidelity.com)  |  Terms of Use (hyperlink to Terms of Use on fidelity.com)

To contact us about this message, please do not reply to this email. Please visit Fidelity.com/contactus (hyperlink to Phone Numbers page on fidelity.com) to send a secure email.

Keep in mind that investing involves risk. The value of your investment will fluctuate over time and you may gain or lose money.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

674322.2

© 2014 FMR LLC

All rights reserved.

WI - G5G - FPRS - Client 810 (625428.5.2)

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

[Version one (initial delivery):] Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting

[Fidelity Investments pyramid design logo]

First Name Last Name plan sponsor

[Green Line and Arrow Logo]	Important proxy materials are available for your review	Quick Links Proxy Vote

Thank you for choosing eDelivery. You can now cast your proxy vote via the Internet.

This e-mail notification contains information related to the security identified below which you hold or previously held in your benefit plan(s).

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting.

[Trust Name: Fund Name] (format of trust and fund names can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting date: [Month]/[Day]/[Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date, the email will include: Adjourned meeting date: [Month] [Date,] [Year]] (format can be MM/DD/YY or Month Day, Year)

For Shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE:

You are able to vote through the Internet or by touchtone telephone. When voting, you will be required to enter the CONTROL NUMBER below.

To vote by the Internet, click the “Proxy Vote” link below and you will be directed to a third-party Internet site. Your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar). Please read the instructions and proxy materials carefully before voting.

[arrow] Proxy Vote (this is a link to the proxy voting page)(link may or may not be bold)

To vote by touchtone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

CONTROL NUMBER: [#############]

The proxy materials can be found through the following [link[s]/link(s)]:

[Letter to Shareholders[,]] Notice of Meeting[,] and Proxy Statement[:] (words may or may not be bold)

http://www.xxxxxxx

[If proxy materials are for a merger proxy the email will also include: Prospectus[:]

http://www.xxxxxxx]

Adobe® Reader® is required to view these documents. To download a free copy, go to: http://get.adobe.com/reader/

If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan’s toll-free number. You can also visit Fidelity NetBenefits® for more information about your benefits plan.

Privacy Policy | Terms of Use

To stop receiving e-mail notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to www.netbenefits.com/profile. Please do not respond to this e-mail.

This mailbox is not monitored and you will not receive a response.

Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210

625428.5.2

© 2014 FMR LLC All rights reserved

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Investor,

We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please log in to one or more of your online account(s) and follow the instructions.

If this e-mail address is correct, there may be another issue preventing the receipt of these e-mails. Here are some things you should do:

•	Confirm that your e-mail account is still active.

•	Make sure that your e-mail inbox is not full (over its capacity).

•	If you are using an e-mail address provided by your employer, make sure that you can receive e-mails from outside parties.

•	Ask your e-mail provider if it has experienced an outage in its system.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

   Form of

   Broadridge Touch–Tone Voting Script

   1–877–296–4941

Generic Greeting:
“Thank you for calling the Automated Proxy Voting Service.”
Shareholder Hears:

“You must be calling from a touch–tone telephone in order to use this system and already have read the proxy statement and made your voting decisions.”

“Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.”

Shareholder presses “1” and hears:

“Let’s Begin.”

** If shareholder does not press anything two times they will hear after each non– response: “I have not received your response. Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.”

** If the shareholder does not press anything a third time they will hear: “Please call back when you have your proxy card available. Thank you for calling. Good–bye.”

Enter Control Number Script - Shareholder hears:

“Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

** After pressing the number 1; if shareholder does not enter a control number after one and/or two prompts, they will hear: “I have not received your response. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

** After pressing the number 1; if shareholder does not enter a control number after three prompts, they will hear: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”

Shareholder Enters Control number☐

Valid Control Number: (See “Voting” Script)

Invalid (Input 1 or 2 times) less than 16 digits: “Sorry your input was invalid”. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

Invalid (input 1 or 2 times) more than 16 digits: “Sorry your input was invalid.” Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

Invalid control number (input 1 or 2 times): 16 digits: “Control number is invalid”. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

Invalid Input = (Input 3 times) less than or more than 16 digits: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”

Invalid 16 digit control number (Input 3 times): “Control number is invalid. Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”

If shareholder calls back and tries to record a vote after Invalid Input = 3x. The following is heard: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.”

Valid control number, but Shareholder has already voted: “A vote has already been recorded for this control number. If you want to change your vote, press 1, if you do not want to change your vote press 2. (See “Enter Control Number Script).

If shareholder presses 1 – shareholder is directed to the “Voting” Script Valid control number, but Shareholder has just voted a proxy with the same proposals: “The nominees and/or proposals for this control number are the same as your last proxy vote. If you would like to vote this control number in the same manner as the previous control number, press 1. If you would like to vote this control number differently, press 2.”

If shareholder presses 1 - shareholder goes to “Completed Proposal Voting” Script #2

If shareholder presses 2 - shareholder goes to “Voting” Script

Voting:

“Press 1 to vote each item individually. You are encouraged to specify your choices by voting each item individually. However, if you do not vote each item individually, your vote will be cast as recommended by the Board of Directors. Press 2 if you will not vote on each item individually.”

If shareholder doesn’t make a selection: the first two times the shareholder hears: “I have not received your response” followed by a repeat of “Voting” Script; Upon the third non–response the shareholder hears “We have not recorded a vote - good–bye” and the call ends

Shareholder presses:	Shareholder hears:
1	“If you wish to vote for all nominees press 1. To withhold all nominees, press 2. To withhold specific nominees, press 3.” Upon selection shareholder goes to “Nominee Vote Script”
2	Shareholder goes to “Completed Proposal Voting” Script #2

Nominee Vote Script: (Trustee election proposal)

Shareholder presses:	Shareholder hears:
1	“Proposal Voting.” Goes to “Proposal Vote Script”.
2	“Proposal Voting.” Goes to “Proposal Vote Script”.
3

“To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.”

After each election shareholder hears: “O.K. If you wish to withhold another nominee enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.”

Upon entering ‘00’ shareholder goes to “Proposal Vote Script.”

(Continued and confirmed for each nominee(s))
See Confirm Options below.

Proposal Vote Script:
If there are not additional proposals, Shareholder hears:
“There are no proposals for this proxy vote.” Goes to “Completed Proposal Voting” Script 2
If there are additional proposals, Shareholder hears:

“(There are/There is)<#Proposals> (additional) proposal[s] to vote on.” Before each proposal the Shareholder will hear “We are ready to accept your vote for proposal <n>.”

The selections are:

For/Against/Abstain

For/Against

For/Abstain

For/Withhold

For/Against/Withhold

For/Against/Abstain Script:

“If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3.”

**Based on the shareholder’s selection, the prompt will confirm their choice of

[for/against/abstain]

For/Against Script:

“If you are voting for this proposal, press 1. If you are voting against this proposal press 2.”

**Based on the shareholder’s selection, the prompt will confirm their choice of [for/against].

See Confirm Options below.

For/Abstain Script:

“If you are voting for this proposal, press 1. If you wish to abstain press 2.”

**Based on the shareholder’s selection, the prompt will confirm their choice of [for/abstain].

See Confirm Options below.

For/Withhold Script:
“If you are voting for this proposal, press 1. If you wish to withhold press 2.”

**Based on the shareholder’s selection, the prompt will confirm their choice of [for/withhold]. See Confirm Options below.
For/Against/Withhold Script:

“If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to withhold press 3.”

**Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/withhold].

See Confirm Options below.

Completed Proposal Voting:

Script 1:    “You have completed Proposal Voting”

Script 2:    “One moment, while I log your ballot. A vote has been recorded for control number <Control Number>.”

This text will be heard following the final proposal on the voting ballot.

Confirm Options:

“Let me confirm.” [If shareholder pressed 2 in the “Voting” section to not vote each item individually he/she will hear: “You have elected to vote as the Board recommends”before the vote is summarized as detailed immediately below:]

Nominee Confirmation:	[You have voted for all nominees]/ [You have voted to withhold all nominees]/ [You have voted to withhold specific nominees. You have voted to withhold nominee ## (Repeated as necessary)]

Proposal Confirmation:	“You have voted [For/Against/to Abstain from] Proposal ##.” (Repeated as necessary)

Vote Logged	Script:
Vote is sent to mainframe

“If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3.”

If shareholder presses 1: Shareholder then goes to “Vote Another?” Script.

If shareholder presses 2: they are directed to the “Voting” Section.

If shareholder presses 3: they are directed to the “Confirmation Options” Section.

Vote Another?:	Script:
Shareholder wants to/does not want to vote on another proposal.

“If this concludes your business press 1, if you would like to vote another proxy press 2.”

If shareholder presses 1: “All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Good–bye.” If shareholder presses 2: Shareholder is directed to “Enter Control Number Script” Section.
Error Messages:
Auto Proxy Unavailable Error:	“We are sorry. The Automated Proxy Voting Service system is unavailable at this time. Please try your call again later.”
Meeting Date has passed:	“Sorry, the control number you entered is no longer valid.
Control number no longer valid:	“Sorry, the control number you entered is no longer valid.
Invalid Control Number entered 3 times:	“Sorry, since your entry of the Control Number was invalid we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.”

FORM OF

BROADRIDGE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1

[Prior to entering a control number at www.proxyvote.com/proxy, shareholder sees Screen 1]

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Proxy Vote	The most accurate,
a Broadridge service	dependable, and efficient way
to submit your proxy voting instructions online.

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Enter your

Control Number to:

Bullets - (indented)

Bullet - Submit Proxy Voting Instructions

Bullet - Download shareholder materials

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[box in which to enter your control number appears here]

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[“Submit” button appears here]

[If shareholder clicks on “Submit” before inputting a valid control number, the following error message appears:]

The control number that was entered is not valid. Please try again. Please contact your financial institution if you continue to experience this problem.

[If shareholder clicks on “Submit” after inputting a valid control number, Screen 2 appears.]

Text - To access materials without a control number: [“Click here” link appears here] to view Proxy Materials or Information Statements for the Fidelity funds. [If shareholder clicks on “Click here”, they are taken to the Proxy Materials web page at materials.proxyvote.com.]

Text - Need [“help” link appears here] finding your Control Number? [If shareholder clicks on “help”, the information below appears.]

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Postal Mail		E-Mail

Recipients		Recipients

Your Control Number can be found next to the field
Your Control Number can be found next to the label “Control Number” OR as shown in the example below.	OR	labeled “Control Number” within the body of your email.

Image - [black arrow and box in which to enter your control number appears here]

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Proxy

        Vote

     A Broadridge service

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(c)1997 - 2015 Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified)  Privacy Statement   Terms and Conditions

SCREEN 2 - Internet Voting Page

[Upon entering control number in Screen 1, shareholder sees Screen 2]

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[TRUST NAME]:

[FUND NAME]

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[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

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Proxy Voting Instructions

Make your selection below.

Votes can be changed until voting deadline.

The voting instructions indicated below represent the most up-to-date vote information on file. Updates will occur when available.

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Active - Voted

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Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EST

Control #[shareholder’s control number appears here]

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Shareholder

Materials Image - [a white “?” with a black square around it appears here]

[If shareholder hovers mouse over “?”, a pop-up box with the following language appears:]

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In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

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Image - [a white “i” with a black circle around it appears here] Grant of Proxy Authority

[If shareholder clicks on “Grant of Proxy Authority” link, a pop-up box with the following language appears:]

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[TRUST NAME]:

[FUND NAME]

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X [button appears here]

[If shareholder clicks on “X”, Screen 2 appears.]

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#[shareholder’s control number appears here]

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Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Link - (right justified)

Image - [a stack of papers appears here] Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement” link, a pop-up box with the proxy materials and proxy statement appears.]

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Proposal(s)

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01	[Title of proposal will be inserted].

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BOARD RECOMMENDATION: [FOR ALL/WITHHOLD ALL/VOTE INDIVIDUALLY]

[FOR ALL/WITHHOLD ALL/VOTE INDIVIDUALLY]

[If shareholder clicks on the “VOTE INDIVIDUALLY” button, the following popup appears:

NOMINEES WILL BE VOTED “FOR” UNLESS MARKED “WITHHOLD”]

[Name of nominee for Trustee election]		[FOR][WITHHOLD]
[Name of nominee for Trustee election]		[FOR][WITHHOLD]
[Name of nominee for Trustee election]		[FOR][WITHHOLD]

02	[Title of proposal will be inserted].
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		BOARD RECOMMENDATION:	[FOR/AGAINST/ABSTAIN]
[FOR/AGAINST/ABSTAIN]
03	[Title of proposal will be inserted].
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		BOARD RECOMMENDATION:	[FOR/AGAINST/ABSTAIN]
[FOR/AGAINST/ABSTAIN]
04	[Title of proposal will be inserted].
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		BOARD RECOMMENDATION:	[FOR/AGAINST/ABSTAIN]
[FOR/AGAINST/ABSTAIN]

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By clicking “Update” I am hereby granting a proxy as defined in the

Link - (left justified) shareholder materials.

[If shareholder clicks on “shareholder materials” link, a pop-up box with the following language appears:]

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[TRUST NAME]:

[FUND NAME]

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X [button appears here]

[If shareholder clicks on “X”, Screen 2 appears.]

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#[shareholder’s control number appears here]

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Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Links - (right justified) RESET UPDATE

[A light gray box appears with “CANCEL” when shareholders click on the “Review/Change Votes” button on the Thank

You Page.]

[If shareholder clicks on “RESET” link, vote selections clear on this page.]

[If shareholder clicks on “UPDATE” link without an election selected, the following popup appears:]

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You did not vote on one or more items. If you click Submit, any items for which you have not made a selection will be voted in accordance with the recommendations as described in the meeting material.

Links - (left justified) GO BACK SUBMIT

[If shareholder clicks on “GO BACK” link, no votes are cast and the shareholder returns to the voting screen, Screen 2.]

[If shareholder clicks on “SUBMIT” link, they are taken to the Thank You page on Screen 3.]

[If shareholder clicks on “UPDATE” link with an election selected, they are taken to the Thank You page on Screen 3.]

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Proxy

        Vote

     A Broadridge service

Text - (right justified)

(c)1997 - 2015 Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified)  Privacy Statement  Terms and Conditions

SCREEN 3 - Vote Submission Page

[Upon casting a vote by clicking either the “SUBMIT” or the “UPDATE” links on Screen 2, shareholder sees Screen 3]

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[TRUST NAME]:

[FUND NAME]

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[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

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Thank you.

Your vote has been submitted

Votes can be changed until voting deadline.

Links - REVIEW/CHANGE VOTES ENTER ANOTHER CONTROL NUMBER PRINT

[If shareholder clicks on “REVIEW/CHANGE VOTES” link, the initial vote election is cast and the shareholder returns to the voting screen, Screen 2.]

[If shareholder clicks on “ENTER ANOTHER CONTROL NUMBER” link, the initial vote is cast and the shareholder returns to the initial proxy vote screen, Screen 1.]

Please enroll in eDelivery by logging into your online account.

Enter your email address to receive a confirmation when your vote is recorded:

Input - [box in which to enter your email address appears here] Link - NOTIFY ME

[If shareholder clicks on “NOTIFY ME” link, without an email address entered the following appears.]

Please enter email address.

Input - [box in which to enter your email address appears here] Link - NOTIFY ME

[If shareholder clicks on “NOTIFY ME” link, with an email address entered the following appears.]

Notification Saved

A confirmation will be sent to the email address on the file when your vote is recorded.

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Active - Voted

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Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EDT

Control #[shareholder’s control number appears here]

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Shareholder

Materials Image - [a white “?” with a black square around it appears here]

[If shareholder hovers over “?”, a pop-up box with the following language appears:]

Text - (left justified)

In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

Link - (right justified)

Image - [a white “i” with a black circle around it appears here] Grant of Proxy Authority

[If shareholder clicks on “Grant of Proxy Authority” link, a pop-up box with the following language appears:]

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[TRUST NAME]:

[FUND NAME]

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X [button appears here]

[If shareholder clicks on “X”, Screen 3 appears.]

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#[shareholder’s control number appears here]

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Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Link - (right justified)

Image - [a stack of papers appears here] Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement” link, a pop-up box with the proxy materials and proxy statement appears.]

Text - (left justified)

Proxy

        Vote

     A Broadridge service

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(c)1997 - 2015 Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified)  Privacy Statement  Terms and Conditions

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1 a new window will open that presents information in the following format.]

Form Of

Proxy Materials Page

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Proxy

        Vote

               A Broadridge service

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Fidelity funds

Proxy Materials

Proxy Dated	Trust Name: Fund Name(s)	Link(s)
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

Text - (left justified)

Proxy

        Vote

               A Broadridge service

Text - (right justified)

(c)1997 - 2015 Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified)  Privacy Statement  Terms and Conditions

[If shareholder requests an e-mail confirmation of his/her vote on Screen 3, a confirmation in the following format will be sent to the e-mail address provided by the shareholder]

Form of

E- mail Confirmation

From: registrar@proxyvote.com

To: [Shareholder Last, First Name]

Subject: ProxyVote Confirmation - [shareholder’s control number ending in XXX appears here]

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[TRUST NAME]:

[FUND NAME]

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Your vote instructions have been received and recorded for:

[TRUST NAME]:

[FUND NAME]

CUSIP: [CUSIP number appears here]

This confirmation has been sent from www.proxyvote.com/proxy.

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Shareholder

Materials

Image - [a stack of papers appears here] Link - Letter to Shareholders, Notice of Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement” link, a pop-up box with the proxy materials and proxy statement appears.]

Text - (left justified)

Proxy

        Vote

                A Broadridge service

(c)1997 - 2015 Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (left justified)  Terms and Conditions  Privacy Statement

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This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e- mail and delete the message and any attach- ments from your system.

Proxy Voting Q&A posted on fidelity.com

Frequently Asked Questions

•	What is Proxy Voting?
•	When will I receive the information I need to vote?
•	How can I submit a proxy vote?
•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?
•	I used to enter a PIN when voting proxy, why is this now no longer required?
•	I voted and I would like to change my vote, is this possible?

Q:	What is Proxy Voting?
A:	Companies regularly hold shareholder meetings to present and discuss important management decisions that may impact shareholders. Mutual funds may also hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your votes, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Top

Q:	When will I receive the information I need to vote?
A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Top

Q:	How can I submit a proxy vote?
A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Top

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?
A:	By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 877- 208- 0098. On the voting screen, you may also chose to change your eDelivery preferences for future proxy campaigns. Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink(registered mark) Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences.

Top

Q:	I used to enter a PIN when voting proxy, why is this now no longer required?
A:	By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

Top

Q:	I voted and I would like to change my vote, is this possible?

A:	Yes, you can vote again using the Voted link in the Action column as long as voting is still open for that holding. The latest vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

Top

Return to Proxy Materials

620855.5.0

Proxy Voting Q&A posted on institutional.fidelity.com

Learn More

•	What is Proxy Voting?
•	When will I receive the information I need to vote?
•	How can I submit a proxy vote?
•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?
•	I used to enter a control number when voting proxy, why is this now no longer required?
•	I voted and I would like to change my vote, is this possible?
•	When can I expect to receive proxy materials?

Q:	What is Proxy Voting?
A:	Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Q:	When will I receive the information I need to vote?
A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Q:	How can I submit a proxy vote?
A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?
A:	By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208- 0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on institutional.fidelity.com.]

Q:	I used to enter a control number when voting proxy, why is this now no longer required?
A:	By using advisor.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

Q:	I voted and I would like to change my vote, is this possible?
A:	Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re-voting, the last vote cast remains on record.